                                                               EXECUTION VERSION

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                           MASTER REPURCHASE AGREEMENT

                                    Between:

                        MERRILL LYNCH BANK USA, AS BUYER

                                       and

                           MORTGAGEIT, INC., AS SELLER

                                       and

                      MORTGAGEIT HOLDINGS, INC., AS SELLER

                                       and

                          MHL FUNDING CORP., AS SELLER

                                       and

                      NEXT AT BAT LENDING, INC., AS SELLER

                            Dated as of June 8, 2005

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                                TABLE OF CONTENTS

                                                                            Page
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                                       -i-

                                      -ii-

                                    EXHIBITS
                                    --------

SCHEDULE 1                 Representations and Warranties Re:  Mortgage Loans

SCHEDULE 2                 Existing Indebtedness

EXHIBIT I                  Form of Confirmation Letter

EXHIBIT II                 Form of Opinion Letter

EXHIBIT III                UCC Filing Jurisdiction

EXHIBIT IV                 Form of Collection Account Control Agreement

EXHIBIT V                  Mortgage Loan Schedule Fields

EXHIBIT VI                 Mortgage File Documents

EXHIBIT VII                Reserved

EXHIBIT VIII               Form of Seller's Officer's Certificate

EXHIBIT IX                 Form of Servicer Notice

EXHIBIT X                  Authorized Representatives

EXHIBIT XI                 Responsible Officers

EXHIBIT XII                Co-op Loan Mortgage File

                                      -iii-

                           MASTER REPURCHASE AGREEMENT

                  This is a MASTER REPURCHASE AGREEMENT, dated as of June 8,
2005 (this "Agreement"), among MORTGAGEIT, INC., a New York corporation
("MortgageIT" and a "Seller"), MORTGAGEIT HOLDINGS, INC., a Maryland corporation
("Holdings" and a "Seller"), MHL FUNDING CORP., a Delaware corporation ("MHL"
and a "Seller"), NEXT AT BAT LENDING, INC., a Delaware corporation ("NABL" and collectively with MortgageIT, Holdings, and MHL the "Sellers") and MERRILL LYNCH
BANK USA, a Utah industrial loan corporation ("Buyer").

SECTION 1.        APPLICABILITY

                  From time to time the parties hereto shall enter into
transactions in which the Sellers agree to transfer to Buyer, Mortgage Loans against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to the Sellers such Mortgage Loans at a date certain not later than the date 364 days after the related Purchase Date, against the transfer of funds by the Sellers. Each such transaction shall be referred to herein as a
"Transaction" and shall be governed by this Repurchase Agreement, unless otherwise agreed in writing. This Repurchase Agreement is a commitment by Buyer to engage in the Transactions as set forth herein up to the Maximum Committed
Purchase Price; provided, that the Buyer shall have no commitment to enter into any Transaction requested which would result in the aggregate Purchase Price of then outstanding Transactions to exceed the Maximum Committed Purchase Price.

SECTION 2.        DEFINITIONS

As used herein, the following terms shall have the following meanings (all terms defined in this Section 2 or in other provisions of this Repurchase Agreement in the singular to have the same meanings when used in the plural and vice versa)

                  "Accepted Servicing Practices" shall mean, with respect to any
Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

                  "Account Agreement" shall mean a letter agreement between the
Sellers, the Buyer, and a depository institution acceptable to Buyer in its sole discretion substantially in the form of Exhibit IV attached hereto.

                  "Additional Purchased Mortgage Loans" shall mean Mortgage
Loans or cash provided by the Sellers to Buyer or its designee pursuant to
Section 4 of this Repurchase Agreement.

                  "Adjusted Indebtedness" shall mean, for any Person,
Indebtedness less only those obligations created, issued or incurred by such
Person for borrowed money by the issuance and sale of debt securities that are sponsored, created, issued or incurred by such Person or its Affiliates in connection with securitizations.

                  "Affiliate" shall mean with respect to any Person, any
"affiliate" of such Person, as such term is defined in the Bankruptcy Code.

                  "Aged Mortgage Loan" shall mean a Mortgage Loan that has been subject to a Transaction hereunder for period of greater than 120 days but no longer than 180 days.

                  "Agency" shall mean Freddie Mac, Fannie Mae or Ginnie Mae, as applicable.

                  "Agency Takeout Commitment" shall mean a commitment by an
Agency to purchase the Mortgage Loan under any of its cash purchase programs.

                  "Appraised Value" shall mean the value set forth in an
appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

                  "Asset Value" shall mean with respect to each Eligible
Mortgage Loan, the applicable Purchase Price Percentage for the related
Purchased Mortgage Loan multiplied by the lesser of (a) the Market Value of such
Mortgage Loan and (b) the outstanding principal balance of such Mortgage Loan.

                  "Assignment of Lease Agreement" shall mean the specific
agreement creating a first lien on and pledge of the Co-op Shares and the appurtenant Proprietary Lease securing a Co-op Loan.

                  "Assignment of Proprietary Lease" shall mean, with respect to a Co-op Loan, an assignment of the Proprietary Lease sufficient under the laws of the jurisdiction wherein the related Co-op Unit is located to reflect the assignment of such Proprietary Lease.

                  "Authorized Representative" shall mean, for the purposes of this Repurchase Agreement only, an agent or Responsible Officer of the Sellers listed on Exhibit X hereto, as such Exhibit X may be amended from time to time by the Sellers providing written notice to the Buyer.

                  "Available Amount" shall mean, as of any date of
determination, an amount equal to the Maximum Purchase Price minus the aggregate purchase price of the purchased mortgage loans under the MLMCI Facility on such date.

                  "Bailee Letter" shall have the meaning assigned to such term in the Custodial Agreement.

                  "Bankruptcy Code" shall mean the United States Bankruptcy Code of 1978, as amended from time to time.

                  "Business Day" shall mean a day other than (i) a Saturday or
Sunday, (ii) any day on which banking institutions are authorized or required by law, executive order or governmental decree to be closed in the State of New
York or (iii) any day on which the New York Stock Exchange is closed or any day on which the Federal Reserve Banks are closed.

                                      -2-

                  "Buyer" shall mean Merrill Lynch Bank USA, and its successors in interest and assigns.

                  "Capital Lease Obligations" shall mean, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this
Repurchase Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

                  "Cash Equivalents" shall mean (a) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of 90 days or less from the date of acquisition and overnight bank deposits of Buyer or of any commercial bank having capital and surplus in excess of $500,000,000, (c)
repurchase obligations of Buyer or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than seven days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by S&P or P-1 or the equivalent thereof by
Moody's and in either case maturing within 90 days after the day of acquisition,
(e) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United
States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by
Moody's, (f) securities with maturities of 90 days or less from the date of acquisition backed by standby letters of credit issued by Buyer or any commercial bank satisfying the requirements of clause (b) of this definition or
(g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

                  "Change in Control" shall mean:

                  (a) the sale, transfer, or other disposition of all or
substantially all of a Seller's assets (excluding any such action taken in connection with any securitization transaction); or

                  (b) the consummation of a merger or consolidation of a Seller with or into another entity or any other corporate reorganization, if more than
50.1% of the combined voting power of the continuing or surviving entity's stock outstanding immediately after such merger, consolidation or such other reorganization is owned by persons who were not stockholders of such Seller immediately prior to such merger, consolidation or other reorganization.

                  "Closed End Second Lien Mortgage Loan" shall mean a closed end, Second Lien Mortgage Loan that (i) qualifies under the "CAL-Rural" or
"PERS" loan programs or which is otherwise underwritten in accordance with the
Underwriting Guidelines and (ii) is eligible for sale by a Seller in a securitization transaction or to a Takeout Investor.

                                      -3-

                  "Code" shall mean the Internal Revenue Code of 1986, as
amended from time to time.

                  "Collection Account" shall mean account numbers 37647, 42437,
46659 and 46658 established at Deutsche Bank National Trust Company and subject to the Collection Account Control Agreement, into which all Income shall be deposited after the occurrence of an Event of Default.

                  "Collection Account Control Agreement" shall mean that certain
Collection Account Control Agreement, dated as of the date hereof, among the
Sellers, the Buyer and Deutsche Bank National Trust Company, as the Bank, as the
same may be amended from time to time.

                  "Combined Loan to Value Ratio or CLTV" shall mean, with
respect to any Second Lien Mortgage Loan, the sum of (a) the original principal balance of such Mortgage Loan or, with respect to the HELOCs, the original
Credit Limit and (b) the outstanding principal balance of any related first lien as of the date of origination of the Mortgage Loan, divided by the Appraisal
Value of the Mortgaged Property as of the origination date.

                  "Commitment Fee" shall mean an amount equal to (A) (i) 0.25%
multiplied by (ii) the Maximum Committed Purchase Price, less (B) any commitment fees previously paid by the Sellers to the Buyer for the same periods covered by this Agreement, which total shall be due and payable to Buyer by the Sellers pursuant to this Repurchase Agreement at the account set forth in Section 9 hereof.

                  "Committed Mortgage Loan" shall mean a Mortgage Loan which is the subject of a Takeout Commitment with a Takeout Investor.

                  "Confirmation" shall mean a Confirmation Letter in the form of
Exhibit I hereto.

                  "Conforming Mortgage Loan" shall mean a first lien Mortgage
Loan that (i) conforms to the requirements of an Agency for securitization or cash purchase and (ii) is subject to an Agency Commitment or a Takeout
Commitment, including, without limitation, conventional Mortgage Loans, FHA
Loans and VA Loans.

                  "Co-op" shall mean a private, cooperative housing corporation, having only one class of stock outstanding, which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes the sale of stock and the issuance of a Proprietary Lease.

                  "Co-op Corporation" shall mean, with respect to any Co-op
Loan, the cooperative apartment corporation that holds legal title to the related Co-op Project and grants occupancy rights to units therein to stockholders through Proprietary Leases or similar arrangements.

                  "Co-op Lien Search" shall mean a search for (a) federal tax liens, mechanics' liens, lis pendens, judgments of record or otherwise against
(i) the Co-op Corporation and (ii) the seller of the Co-op Unit, (b) filings
Uniform Commercial Code financing statements and (c) the deed of the Co-op
Project into the Co-op Corporation.

                                      -4-

                  "Co-op Loan" shall mean a Mortgage Loan secured by the pledge of stock allocated to a dwelling unit in a residential cooperative housing corporation and collateral assignment of the related Proprietary Lease.

                  "Co-op Project" shall mean, with respect to any Co-op Loan, all real property and improvements thereto and rights therein and thereto owned by a Co-op Corporation including without limitation the land, separate dwelling units and all common elements.

                  "Co-op Shares" shall mean, with respect to any Co-op Loan, the shares of stock issued by a Co-op Corporation and allocated to a Co-op Unit and represented by a stock certificates.

                  "Co-op Unit" shall mean, with respect to any Co-op Loan, a specific unit in a Co-op Project.

                  "Credit Limit" shall mean, with respect to each HELOC, the maximum amount permitted under the terms of the related Credit Line Agreement.

                  "Credit Line Agreement" shall mean, with respect to each
HELOC, the related home equity line of credit agreement, account agreement and promissory note (if any) executed by the related mortgagor and any amendment or modification thereof.

                  "Custodial Agreement" shall mean that certain Custodial
Agreement dated as of the date hereof, among the Sellers, Buyer and Custodian as the same may be amended from time to time.

                  "Custodian" shall mean Deutsche Bank National Trust Company, or any successor thereto under the Custodial Agreement.

                  "Default" shall mean an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.

                  "Delinquent Mortgage Loan" shall mean any Mortgage Loan as to which any Monthly Payment, or part thereof, remains unpaid for 60 days or more from the original Due Date for such Monthly Payment.

                  "Disbursement Agent" shall mean Deutsche Bank National Trust
Company, its successor or assigns.

                  "Disbursement Agreement" shall mean that certain Disbursement
Agreement, dated as of the date hereof, among the Disbursement Agent, the Buyer and the Sellers, as the same may be amended from time to time, setting forth the terms pursuant to which the Disbursement Agent shall disburse funds related to
Wet-Ink Mortgage Loans.

                  "Dollars" and "$" shall mean lawful money of the United States of America.

                  "Draw" shall mean, with respect to each HELOC, an additional borrowing by the Mortgagor in accordance with the related Credit Line Agreement.

                                      -5-

                  "Due Date" shall mean the day of the month on which the
Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

                  "Due Diligence Review" shall mean the performance by Buyer of any or all of the reviews permitted under Section 27 hereof with respect to any or all of the Mortgage Loans, as desired by the Buyer from time to time.

                  "EC Mortgage Loan" shall mean a first lien Mortgage Loan that
(i) is a prime quality Mortgage Loan underwritten in conformity to the
Underwriting Guidelines for EC Mortgage Loans and (ii) is eligible for sale to a
Takeout Investor or for securitization.

                  "Effective Date" shall mean the date upon which the conditions precedent set forth in Section 3(a) shall have been satisfied.

                  "Electronic Tracking Agreement" shall mean that certain
Electronic Tracking Agreement, dated as of the date hereof, among Buyer,
Sellers, MERS and MERSCORP, Inc., as the same may be amended from time to time.

                  "Eligible Mortgage Loan" shall mean a Purchased Mortgage Loan which (i) complies with the representations and warranties set forth on Schedule
1 to this Repurchase Agreement and (ii) is a Conforming Mortgage Loan, a Jumbo
Mortgage Loan, a Super Jumbo Mortgage Loan, a HELOC, an EC Mortgage Loan, a
Closed End Second Lien Mortgage Loan, a Co-op Loan or a Sub-prime Mortgage Loan.

                  "ERISA" shall, with respect to any Person, mean the Employee
Retirement Income Security Act of 1974, as amended from time to time and any successor thereto, and the regulations promulgated and rulings issued thereunder.

                  "ERISA Affiliate" shall, with respect to any Person, mean any
Person which is a member of any group of organizations (i) described in Section
414(b) or (c) of the Code of which such Person is a member, or (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section
412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and
Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which such Person is a member.

                  "Estoppel Letter" shall mean a document executed by the Co-op
Corporation certifying, with respect to a Co-op Unit, (i) the appurtenant
Proprietary Lease will be in full force and effect as of the date of issuance thereof, (ii) the related Stock Certificate was registered in the Mortgagor's name and the Co-op Corporation has not been notified of any lien upon, pledge of, levy of execution on or disposition of such Stock Certificate, and (iii) the
Mortgagor is not in default under the appurtenant Proprietary Lease and all charges due the Co-op Corporation have been paid.

                  "Escrow Payments" shall mean, with respect to any Mortgage
Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

                                      -6-

                  "Event of Default" shall have the meaning specified in Section
13.01 hereof.

                  "Event of Insolvency" shall mean, for any Person:

                  (a) that such Person or any Material Subsidiary shall
discontinue or abandon operation of its business; or

                  (b) that such Person or any Material Subsidiary shall fail generally to, or admit in writing its inability to, pay its debts as they become due; or

                  (c) a proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of such Person or any Material Subsidiary in an involuntary case under any applicable bankruptcy, insolvency, liquidation, reorganization or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of such Person or any Material Subsidiary, or for any substantial part of its property, or for the winding-up or liquidation of its affairs; or

                  (d) the commencement by such Person or any Material Subsidiary of a voluntary case under any applicable bankruptcy, insolvency or other similar
Law now or hereafter in effect, or such Person's or any Material Subsidiary's consent to the entry of an order for relief in an involuntary case under any such Law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of such Person or such Material Subsidiary, or for any substantial part of its property, or any general assignment for the benefit of creditors; or

                  (e) that such Person or any Material Subsidiary shall become insolvent; or

                  (f) if such Person or any Material Subsidiary is a
corporation, such Person or any Material Subsidiary shall take any corporate action in furtherance of, or the action of which would result in any of the actions set forth in the preceding clause (a), (b), (c), (d) or (e).

                  "Event of Termination" shall, with respect to any Seller, mean
(i) with respect to any Plan, a reportable event, as defined in Section 4043 of
ERISA, as to which the PBGC has not by regulation waived the requirement of
Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, or (ii) the withdrawal of such Seller or any ERISA Affiliate thereof from a Plan during a plan year in which it is a substantial employer, as defined in Section 4001(a)(2) of ERISA, or (iii) the failure by such Seller or any ERISA
Affiliate thereof to meet the minimum funding standard of Section 412 of the
Code or Section 302 of ERISA with respect to any Plan, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code or Section 302(e) of ERISA, or (iv) the
distribution under Section 4041 of ERISA of a notice of intent to terminate any
Plan or any action taken by such Seller or any ERISA Affiliate thereof to terminate any Plan, or (v) the adoption of an amendment to any Plan that, pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if such Seller or any ERISA Affiliate thereof fails to timely provide security to the Plan in accordance with the provisions of said Sections, or (vi) the institution by the PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee

                                      -7-

to administer, any Plan, or (vii) the receipt by such Seller or any ERISA
Affiliate thereof of a notice from a Multiemployer Plan that action of the type described in the previous clause (vi) has been taken by the PBGC with respect to such Multiemployer Plan, or (viii) any event or circumstance exists which may reasonably be expected to constitute grounds for such Seller or any ERISA
Affiliate thereof to incur liability under Title IV of ERISA or under Sections
412(c)(11) or 412(n) of the Code with respect to any Plan.

                  "Excluded Taxes" shall have the meaning specified in Section 7 hereof.

                  "Expenses" shall mean all present and future reasonable
expenses incurred by or on behalf of the Buyer in connection with this
Repurchase Agreement or any of the other Repurchase Documents and any amendment, supplement or other modification or waiver related hereto or thereto, whether incurred heretofore or hereafter, which reasonable expenses shall include the cost of title, lien, judgment and other record searches; reasonable attorneys'
fees; and costs of preparing and recording any UCC financing statements or other filings necessary to perfect the security interest created hereby.

                  "Fannie Mae" shall mean Fannie Mae, or any successor thereto.

                  "FHA" shall mean the Federal Housing Administration, an agency within the United States Department of Housing and Urban Development, or any
successor thereto, and including the Federal Housing Commissioner and the
Secretary of Housing and Urban Development where appropriate under the FHA
Regulations.

                  "FHA Approved Mortgagee" shall mean a corporation or
institution approved as a mortgagee by the FHA under the National Housing Act, as amended from time to time, and applicable FHA Regulations, and eligible to own and service mortgage loans such as the FHA Loans.

                  "FHA Loan" shall mean a Mortgage Loan which is the subject of an FHA Mortgage Insurance Contract.

                  "FHA Mortgage Insurance" shall mean, mortgage insurance
authorized under the National Housing Act, as amended from time to time, and provided by the FHA.

                  "FHA Mortgage Insurance Contract" shall mean the contractual obligation of the FHA respecting the insurance of a Mortgage Loan.

                  "FHA Regulations" shall mean the regulations promulgated by the Department of Housing and Urban Development under the National Housing Act, as amended from time to time and codified in 24 Code of Federal Regulations, and other Department of Housing and Urban Development issuances relating to FHA
Loans, including the related handbooks, circulars, notices and mortgagee letters.

                  "Fidelity Insurance" shall mean insurance coverage with
respect to employee errors, omissions, dishonesty, forgery, theft, disappearance and destruction, robbery and safe burglary, property (other than money and securities) and computer fraud in an aggregate amount acceptable to Sellers'
regulators.

                                      -8-

                  "Financial Statements" shall mean the consolidated financial statements of the Sellers, prepared in accordance with GAAP for the year or other period then ended. Such financial statements will be audited, in the case of annual statements, by BDO Seidman LLP or such other independent certified public accountants approved by the Buyer (which approval shall not be unreasonably withheld).

                  "Financing Statement" shall mean a financing statement in the form of a UCC-1 filed pursuant to the Uniform Commercial Code to perfect a security interest in the Co-op Shares and Pledge Instruments.

                  "First Payment Default" shall mean, with respect to a Mortgage
Loan, the failure of the Mortgagor to make the first Monthly Payment due under the Mortgage Loan on or before its scheduled Due Date.

                  "Fitch" shall mean Fitch Ratings, Inc., or any successor
thereto.

                  "Freddie Mac" shall mean Freddie Mac, or any successor
thereto.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America, applied on a consistent basis and applied to both classification of items and amounts, and shall include, without limitation, the official interpretations thereof by the Financial Accounting Standards Board, its predecessors and successors.

                  "Ginnie Mae" shall mean the Government National Mortgage
Association and any successor thereto.

                  "Governmental Authority" shall mean any nation or the
government of any state, county, municipality or other political subdivision thereof or any governmental body, agency, authority, department or commission
(including, without limitation, any taxing authority) or any instrumentality or officer of any of the foregoing (including, without limitation, any court or tribunal) exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation, partnership or other entity directly or indirectly owned by or controlled by the foregoing.

                  "Guarantee" shall mean, as to any Person, any obligation of such Person directly or indirectly guaranteeing any Indebtedness of any other
Person or in any manner providing for the payment of any Indebtedness of any other Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise); provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any
Guarantee of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. The terms "Guarantee" and "Guaranteed" used as verbs shall have correlative meanings.

                  "HELOC" shall mean a home equity revolving line of credit
secured by a mortgage, deed of trust or other instrument creating a first or second lien on the related

                                      -9-

Mortgaged Property, which lien secures the related Credit Line Agreement, and which is underwritten in conformity with the Underwriting Guidelines.

                  "High Cost Mortgage Loan" shall mean a Mortgage Loan
classified as (a) a "high cost" loan under the Home Ownership and Equity
Protection Act of 1994 or (b) a "high cost," "threshold," "covered," or
"predatory" loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law, regulation or ordinance imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

                  "HUD" shall mean the Department of Housing and Urban
Development.

                  "Income" shall mean, with respect to any Mortgage Loan at any time, any principal thereof then payable and all interest, dividends or other distributions payable thereon.

                  "Indebtedness" shall mean, with respect to any Person, (a)
obligations created, issued or incurred by such Person for borrowed money
(whether by loan, the issuance and sale of debt securities or the sale of
Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money)
arising, and accrued expenses incurred, in the ordinary course of business, so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c)
Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person;
(d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (e) Capital Lease Obligations of such Person; (f) obligations of such Person under repurchase agreements, sale/buy-back agreements or like arrangements; (g) Indebtedness of others
Guaranteed by such Person; (h) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; and
(i) Indebtedness of general partnerships of which such Person is a general partner; provided, that such amount shall not include subordinated debt that matures more than six (6) months after the Termination Date.

                  "Interest Rate Protection Agreement" shall mean, with respect to any or all of the Purchased Mortgage Loans, any short sale of a US Treasury
Security, or futures contract, or mortgage related security, or Eurodollar futures contract, or options related contract, or interest rate swap, cap or collar agreement or Takeout Commitment, or similar arrangement providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by a Seller and a counterparty acceptable to the Buyer, having terms acceptable to the Buyer.

                  "Jumbo Mortgage Loan" shall mean a first lien Mortgage Loan with a principal balance of not more than $1,000,000 that (i) except with respect to the original principal balance thereof, conforms to the requirements for securitization or cash purchase by an Agency or is eligible for pool insurance by an insurer acceptable to the Buyer, and (ii) that either (a) is eligible

                                      -10-

to be sold or securitized by a Seller or (b) is eligible for sale to a Takeout
Investor pursuant to a Takeout Commitment.

                  "Late Payment Fee" shall mean the excess of the Price
Differential paid as a result of its calculation at the Post-Default Rate over the Price Differential as would have been calculated at the Pricing Rate.

                  "Law" shall mean, any law, treaty, rule or regulation or
determination of an arbitrator or court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "LIBOR Period" shall mean, with respect to each Payment Date, the period from and including the immediately preceding Payment Date (or, with respect to the first LIBOR Period for each Transaction, from and including the related Purchase Date) to but excluding such Payment Date, unless otherwise agreed to by the Buyer and such Seller and set forth in the related
Confirmation.

                  "LIBOR Period Commencement Date" shall mean (a) with respect to the initial LIBOR Period with respect to a Transaction, the Purchase Date, and (b) with respect to each succeeding LIBOR Period with respect to a
Transaction, the Payment Date, or if the LIBOR Period is other than one month, the last day of the immediately preceding LIBOR Period.

                  "LIBOR Rate" shall mean, with respect to each day during the applicable LIBOR Period, the rate per annum equal to the one month British
Bankers Association Rate as reported on the display designated as "BBAM" "Page
DG8 4a" on Bloomberg (or such other display as may replace "BBAM" "Page DG8 4a on Bloomberg), as of 8:00 a.m., New York City time, on the date two Business
Days prior to the commencement of such LIBOR Period, and if such rate shall not be so quoted, or if the related LIBOR Period shall be less than one month, the rate per annum at which the Buyer or its Affiliate is offered dollar deposits at or about 8:00 a.m., New York City time, on the date two Business Days prior to the commencement of the such LIBOR Period, by prime banks in the interbank eurodollar market where the eurodollar and foreign currency exchange operations in respect of its Transactions are then being conducted for delivery on such day for a period of one month or such other period as agreed upon in writing by the
Buyer and the Sellers and in an amount comparable to the amount of the
Transactions outstanding on such day.

                  "Lien" shall mean any lien, claim, charge, restriction,
pledge, security interest, mortgage, deed of trust or other encumbrance.

                  "Loan to Value Ratio" shall mean with respect to any Mortgage
Loan, the ratio of the original outstanding principal amount of such Mortgage
Loan to the lesser of (a) the Appraised Value of the Mortgaged Property at
origination or (b) if the Mortgage Property was purchased within 12 months of the origination of such Mortgage Loan, the purchase price of the Mortgaged
Property.

                  "Margin Call" shall have the meaning specified in Section 4.

                  "Margin Deficit" shall have the meaning specified in Section
4.

                                      -11-

                  "Market Value" shall mean, as of any date with respect to any
Purchased Mortgage Loan, the price at which such Mortgage Loan could readily be sold as determined by the Buyer in its sole good-faith discretion. Without limiting the generality of the foregoing, the Sellers acknowledge that the
Market Value of a Purchased Mortgage Loan may be reduced to zero by Buyer if:

                  (a) such Purchased Mortgage Loan ceases to be an Eligible
         Mortgage Loan;

                  (b) the Purchased Mortgage Loan has been released from the possession of the Custodian under the Custodial Agreement (other than to a Take-out Investor pursuant to a Bailee Letter) for a period in excess of 10 Business Days;

                  (c) the Purchased Mortgage Loan is a Wet-Ink Mortgage Loan for
         which the related Mortgage File has not been received and certified by the Custodian by the seventh Business Day following the related
         Purchase Date;

                  (d) such Purchased Mortgage Loan is a Delinquent Mortgage
         Loan;

                  (e) such Purchased Mortgage Loan is rejected by the related
         Takeout Investor;

                  (f) such Purchased Mortgage Loan has been subject to a
         Transaction hereunder for period of greater than 120 days, unless such
         Purchased Mortgage Loan is an Aged Mortgage Loan;

                  (g) a First Payment Default occurs with respect to such
         Purchased Mortgage Loan;

                  (h) the Buyer has determined in its sole good-faith discretion that the Purchased Mortgage Loan is not eligible for whole loan sale or securitization in a transaction consistent with the prevailing sale and securitization industry with respect to substantially similar Mortgage
         Loans;

                  (i) such Purchased Mortgage Loan contains a material breach of a representation or warranty made by a Seller in this Repurchase
         Agreement or the Custodial Agreement;

                  (j) when the Purchase Price for such Purchased Mortgage Loan is added to the aggregate Purchase Price of other Purchased Mortgage
         Loans hereunder and under the MLMCI Facility combined, the aggregate
         Purchase Price of all Aged Mortgage Loans that are Purchased Mortgage
         Loans purchased hereunder and under the MLMCI Facility combined exceeds
         5% of the Maximum Purchase Price;

                  (k) when the Purchase Price for such Purchased Mortgage Loan is added to the aggregate Purchase Price of other Purchased Mortgage
         Loans hereunder and under the MLMCI Facility combined, the aggregate
         Purchase Price of all HELOCs that are Purchased Mortgage Loans purchased hereunder and under the MLMCI Facility combined exceeds
         $100,000,000;

                                      -12-

                  (l) when the Purchase Price for such Purchased Mortgage Loan is added to the aggregate Purchase Price of other Purchased Mortgage
         Loans hereunder and under the MLMCI Facility combined, the aggregate
         Purchase Price of all HELOCs that are Purchased Mortgage Loans purchased hereunder and under the MLMCI Facility combined that have a
         FICO score of 680 or less exceeds $35,000,000;

                  (m) when the Purchase Price for such Purchased Mortgage Loan is added to the aggregate Purchase Price of other Purchased Mortgage
         Loans hereunder and under the MLMCI Facility combined, the aggregate
         Purchase Price of all Closed End Second Lien Mortgage Loans that are
         Purchased Mortgage Loans purchased hereunder and under the MLMCI
         Facility combined exceeds 5% of the Maximum Purchase Price;

                  (n) when the Purchase Price for such Purchased Mortgage Loan is added to the aggregate Purchase Price of other Purchased Mortgage
         Loans hereunder and under the MLMCI Facility combined, the aggregate
         Purchase Price of all Super Jumbo Mortgage Loans that are Purchased
         Mortgage Loans purchased hereunder and under the MLMCI Facility combined exceeds 7.5% of the Maximum Purchase Price;

                  (o) when the Purchase Price for such Purchased Mortgage Loan is added to the aggregate Purchase Price of other Purchased Mortgage
         Loans hereunder and under the MLMCI Facility combined, the aggregate
         Purchase Price of all EC Mortgage Loans that are Purchased Mortgage
         Loans purchased hereunder and under the MLMCI Facility combined exceeds
         5% of the aggregate Purchase Price of all Purchased Mortgage Loans;

                  (p) when the Purchase Price for such Purchased Mortgage Loan is added to the aggregate Purchase Price of other Purchased Mortgage
         Loans hereunder and under the MLMCI Facility combined, the aggregate
         Purchase Price of all Wet-Ink Mortgage Loans that are Purchased
         Mortgage Loans purchased hereunder and under the MLMCI Facility combined exceeds (i) with respect to the first five (5) Business Days of a month and the last five (5) Business Days of a month, $275,000,000 or (ii) with respect to all other times, $200,000,000;

                  (q) when the Purchase Price for such Purchased Mortgage Loan is added to the aggregate Purchase Price of other Purchased Mortgage
         Loans hereunder and under the MLMCI Facility combined, the aggregate
         Purchase Price of all Sub-prime Mortgage Loans that are Purchased
         Mortgage Loans purchased hereunder and under the MLMCI Facility combined exceeds 20% of the Maximum Purchase Price;

                  (r) when the Purchase Price for such Purchased Mortgage Loan is added to the aggregate Purchase Price of other Purchased Mortgage
         Loans hereunder and under the MLMCI Facility combined, the aggregate
         Purchase Price of all Wet-Ink Mortgage Loans that are Sub-prime
         Mortgage Loans purchased hereunder and under the MLMCI Facility combined exceeds 4% of the Maximum Purchase Price;

                  (s) when the Purchase Price for such Purchased Mortgage Loan is added to the aggregate Purchase Price of other Purchased Mortgage
         Loans hereunder and under the MLMCI Facility combined, the aggregate
         Purchase Price of all Co-op Loans that are

                                      -13-

         Purchased Mortgage Loans purchased hereunder and under the MLMCI
         Facility combined exceeds 5% of the aggregate Purchase Price of all
         Purchased Mortgage Loans; and

                  (t) when the Purchase Price for such Purchased Mortgage Loan is added to the aggregate Purchase Price of other Purchased Mortgage
         Loans hereunder and under the MLMCI Facility combined, the aggregate
         Purchase Price of all Thirty Day Delinquent Mortgage Loans that are
         Purchased Mortgage Loans purchased hereunder and under the MLMCI
         Facility combined exceeds $15,000,000.

                  "Material Adverse Effect" shall mean a material adverse effect on (a) the Property, business, operations, financial condition or prospects of any Seller or any Material Subsidiary, (b) the ability of any Seller or any
Material Subsidiary to perform its obligations under any of the Repurchase
Documents to which it is a party, (c) the validity or enforceability of any of the Repurchase Documents, (d) the rights and remedies of the Buyer or any
Affiliate under any of the Repurchase Documents or (e) the Market Value of the
Purchased Mortgage Loans.

                  "Material Subsidiary" shall mean any Subsidiary of a Seller which accounts for more than 15% of such Seller's net income.

                  "Maximum Committed Purchase Price" shall mean $10,000,000. All funds made available by Buyer to the Sellers under this Agreement will first be attributed to the Maximum Committed Purchase Price. For purposes of this
Repurchase Agreement, Mortgage Loans will be allocated first to the Maximum
Committed Purchase Price based on the date on which such Mortgage Loan becomes subject to this Repurchase Agreement, commencing from the earliest date to the most recent date.

                  "Maximum Purchase Price" shall mean $1,000,000,000.

                  "MERS" shall mean Mortgage Electronic Registration Systems,
Inc., a corporation organized and existing under the laws of the State of
Delaware, or any successor thereto.

                  "MERS System" shall mean the system of recording transfers of mortgages electronically maintained by MERS.

                  "MLMCI Facility" shall mean that certain repurchase agreement between Merrill Lynch Commercial Finance Corp. ("MLCFC") and MortgageIT, dated as of June 20, 2003, as amended from time to time, as subsequently assigned to
Merrill Lynch Mortgage Capital, Inc. ("MLMCI").

                  "Monthly Payment" shall mean the scheduled monthly payment of principal and interest on a Mortgage Loan.

                  "Moody's" shall mean Moody's Investor's Service, Inc. or any successors thereto.

                                      -14-

                  "Mortgage" shall mean each mortgage, assignment of rents,
security agreement and fixture filing, or deed of trust, assignment of rents, security agreement and fixture filing, deed to secure debt, assignment of rents, security agreement and fixture filing, or similar instrument creating and evidencing a first lien or second lien on (i) with respect to a Mortgage Loan other than a Co-op Loan, real property and other property and rights incidental thereto or (ii) with respect to a Co-op Loan, the Proprietary Lease and related
Co-op Shares.

                  "Mortgage File" shall mean, (i) with respect to a Mortgage
Loan other than a Co-op Loan, the documents and instruments relating to such
Mortgage Loan and set forth in Exhibit VI hereto and (ii) with respect to a
Mortgage Loan that is a Co-op Loan, the documents and instruments relating to such Mortgage Loan and set forth in Exhibit XII.

                  "Mortgage Interest Rate" shall mean the rate of interest borne on a Mortgage Loan from time to time in accordance with the terms of the related
Mortgage Note.

                  "Mortgage Loan" shall mean any first or second lien,
one-to-four-family residential mortgage loan, Co-op Loan or HELOC evidenced by a
Mortgage Note or Credit Line Agreement, as applicable, and secured by a
Mortgage, which Mortgage Loan is subject to a Transaction hereunder, which in no event shall include any mortgage loan which (a) is subject to Section 226.32 of
Regulation Z or any similar state law (relating to high interest rate credit/lending transactions), (b) includes any single premium credit life or accident and health insurance or disability insurance, or (c) is a High Cost
Mortgage Loan.

                  "Mortgage Loan Schedule" shall mean with respect to any
Transaction as of any date, a mortgage loan schedule in the form of a computer tape or other electronic medium generated by a Seller and delivered to Buyer and the Custodian, which provides information (including, without limitation, the information set forth on Exhibit V attached hereto) relating to the Purchased
Mortgage Loans in a format acceptable to the Buyer.

                  "Mortgage Loan Schedule and Exception Report" shall have the meaning set forth in the applicable Custodial Agreement.

                  "Mortgage Note" shall mean the promissory note or other
evidence of the indebtedness of a Mortgagor secured by a Mortgage.

                  "Mortgaged Property" shall mean the real property securing repayment of the debt evidenced by a Mortgage Note.

                  "Mortgagor" shall mean the obligor or obligors on a Mortgage
Note, including any Person who has assumed or guaranteed the obligations of the obligor thereunder.

                  "Multiemployer Plan" shall mean, with respect to any Person, a
"multiemployer plan" as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding five years contributed to by such Person or any ERISA Affiliate thereof on behalf of its employees and which is covered by Title IV of ERISA.

                  "Net Worth" means, with respect to any Person, an amount equal to, on a consolidated basis, such Person's stockholder equity (determined in accordance with GAAP).

                                      -15-

                  "Non-Excluded Taxes" shall have the meaning set forth in
Section 7(a) hereof.

                  "Nondefaulting Party" shall have the meaning set forth in
Section 29 hereof.

                  "Obligations" shall mean (a) any amounts due and payable by the Sellers to Buyer in connection with a Transaction hereunder, together with interest thereon (including interest which would be payable as post-petition interest in connection with any bankruptcy or similar proceeding) and all other fees or expenses which are payable hereunder or under any of the Repurchase
Documents and (b) all other obligations or amounts due and payable by the
Sellers to the Buyer or an Affiliate of Buyer under any other contract or agreement.

                  "Other Taxes" shall have the meaning set forth in Section 7(b)
hereof.

                  "Payment Date" shall mean the first day of each month, or if such date is not a Business Day, the Business Day immediately preceding the first day of the month.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                  "Periodic Advance Repurchase Payment" shall have the meaning specified in Section 5(a).

                  "Person" shall mean any individual, corporation, company,
voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

                  "Plan" shall mean, with respect to any Person, any employee benefit or similar plan that is or was at any time during the current year or immediately preceding five years established or maintained by such Person or any
ERISA Affiliate thereof and that is covered by Title IV of ERISA, other than a
Multiemployer Plan.

                  "Pledge Instruments" shall mean, with respect to each Co-op
Loan, the Stock Power, the Assignment of the Proprietary Lease, the Assignment
of the Mortgage Note and the Assignment of Lease Agreement.

                  "PMI Policy" shall mean a policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by this Repurchase
Agreement with respect to certain Mortgage Loans.

                  "Post-Default Rate" shall mean a rate equal to the sum of (a)
the Pricing Rate plus (b) two percent (2.00%).

                  "Price Differential" shall mean, with respect to any
Transaction hereunder as of any date, the aggregate amount obtained by daily application of the Pricing Rate (or, during the continuation of an Event of
Default, by daily application of the Post-Default Rate) for such Transaction to the Purchase Price for such Transaction on a 360 day per year basis for the actual number of days during the period commencing on (and including) the
Purchase Date for such

                                      -16-

Transaction and ending on (but excluding) the Repurchase Date (reduced by any amount of such Price Differential previously paid by the Sellers to Buyer with respect to such Transaction).

                  "Pricing Rate" shall mean a rate per annum equal to the sum of
(a) the LIBOR Rate plus (b) the Pricing Spread.

                  "Pricing Spread" shall mean:

                  (a) with respect to Mortgage Loans other than Thirty Day
Delinquent Mortgage Loans, 0.70%; and

                  (b) with respect to Thirty Day Delinquent Mortgage Loans,
1.00%.

                  "Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

                  "Proprietary Lease" shall mean the lease on a Co-op Unit
evidencing the possessory interest of the owner of the Co-op Shares in such
Co-op unit.

                  "Purchase Date" shall mean the date on which Purchased
Mortgage Loans are transferred by a Seller to the Buyer or its designee.

                  "Purchase Price" shall mean:

                  (a) on the Purchase Date, the price at which each Purchased
Mortgage Loan is transferred by a Seller to Buyer which shall equal the applicable Purchase Price Percentage multiplied by the lesser of (i) the Market
Value of such Mortgage Loan on the Purchase Date and (ii) the outstanding principal balance of the Mortgage Loan; and

                  (b) thereafter, except where Buyer and the Sellers mutually agree in writing to the contrary, such Purchase Price decreased by the amount of any cash, Income and Periodic Advance Repurchase Payments actually received by
Buyer pursuant to Section 5 or applied to reduce the Sellers' obligations under
Section 4(b) hereof.

                  "Purchase Price Increase" shall mean an increase in the
Purchase Price for a HELOC based upon a Draw, as requested by Sellers pursuant to Section 3(c) hereof.

                  "Purchase Price Percentage" shall mean:

                  (a) With respect Mortgage Loans other than Wet-Ink Mortgage
Loans, the respective percentages set forth opposite the applicable type of
Mortgage Loan:

                                      -17-

-----------------------------------------------------------------------------
Thirty Day Delinquent Mortgage Loan...................................    85%
-----------------------------------------------------------------------------
Closed End Second Lien................................................    95%
-----------------------------------------------------------------------------
Aged Mortgage Loan....................................................    95%
-----------------------------------------------------------------------------
Co-op Loan............................................................    95%
-----------------------------------------------------------------------------
HELOC.................................................................    95%
-----------------------------------------------------------------------------
Super Jumbo Mortgage Loan.............................................    97%
-----------------------------------------------------------------------------
Sub-prime Mortgage Loan...............................................    98%
-----------------------------------------------------------------------------
Conforming Mortgage Loan..............................................    98%
-----------------------------------------------------------------------------
Jumbo Mortgage Loan...................................................    98%
-----------------------------------------------------------------------------
EC Mortgage Loan......................................................    98%
-----------------------------------------------------------------------------

                  (b) With respect Mortgage Loans that are Wet-Ink Mortgage
Loans, the respective percentages set forth opposite the applicable type of
Wet-Ink Mortgage Loan:

-----------------------------------------------------------------------------
Closed End Second Lien................................................    95%
-----------------------------------------------------------------------------
Sub-prime Mortgage Loan...............................................    97%
-----------------------------------------------------------------------------
Co-op Loan............................................................    95%
-----------------------------------------------------------------------------
HELOC.................................................................    95%
-----------------------------------------------------------------------------
Super Jumbo Mortgage Loan.............................................    95%
-----------------------------------------------------------------------------
Conforming Mortgage Loan..............................................    97%
-----------------------------------------------------------------------------
Jumbo Mortgage Loan...................................................    97%
-----------------------------------------------------------------------------
EC Mortgage Loan......................................................    97%
-----------------------------------------------------------------------------

                  "Purchased Mortgage Loan Report" shall mean a report,
delivered with each Transaction Request, on Friday of each week (or if such date is not a Business Day, the next preceding Business Day), or upon the request of the Buyer, including a Mortgage Loan Schedule in the form of Exhibit V hereto, setting forth information with respect to the Purchased Mortgage Loans (and
Mortgage Loans proposed to be the subject of a Transaction on the related
Purchase Date, if applicable).

                  "Purchased Mortgage Loans" shall mean the Mortgage Loans sold by a Seller to Buyer in a Transaction, and any Additional Purchased Mortgage
Loans as evidenced by a Confirmation and a Trust Receipt, which are either (i)
listed on the related Mortgage Loan Schedule attached to the related Transaction
Request or (ii) with respect to which the related Mortgage Note is in the possession of the Custodian, which such Mortgage Loans the Custodian has been instructed to hold pursuant to the Custodial Agreement.

                  "Qualified Insurer" shall mean a mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and acceptable under the Underwriting Guidelines.

                  "Rating Agency" shall mean any of S&P, Moody's or Fitch.

                                      -18-

                  "Recognition Agreement" shall mean, an agreement among a Co-op
Corporation, a lender and a Mortgagor with respect to a Co-op Loan whereby such parties (i) acknowledge that such lender may make, or intends to make, such
Co-op Loan, and (ii) make certain agreements with respect to such Co-op Loan.

                  "Records" shall mean all instruments, agreements and other books, records, and reports and data generated by other media for the storage of information maintained by any Seller or any other person or entity with respect to a Purchased Mortgage Loan. Records shall include the Mortgage Notes, any
Mortgages, the Mortgage Files, the credit files related to the Purchased
Mortgage Loan and any other instruments necessary to document or service a
Mortgage Loan.

                  "Regulations T, U and X" shall mean Regulations T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

                  "REIT" shall mean a real estate investment trust, as defined in Section 856 of the Code, as may be amended from time to time.

                  "Reportable Event" shall mean any of the events set forth in
Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .21, .22, .24, .26, .27 or .28 of PBGC
Reg. ss. 4043.

                  "Repurchase Agreement" shall mean this Master Repurchase
Agreement between Buyer and the Sellers, dated as of the date hereof as the same may be further amended, supplemented or otherwise modified in accordance with the terms hereof.

                  "Repurchase Assets" shall have the meaning provided in Section
8 hereof.

                  "Repurchase Date" shall mean the date on which the Sellers are to repurchase the Purchased Mortgage Loans subject to a Transaction from Buyer as specified in the related Confirmation, or if not so specified in the related
Confirmation on a date requested pursuant to Section 3(d) or on the Termination
Date, including any date determined by application of the provisions of Sections
3 or 14, or the date identified to Buyer by the Sellers as the date that the related Mortgage Loan is to be sold pursuant to a Take-out Commitment.

                  "Repurchase Documents" shall mean this Repurchase Agreement, the Custodial Agreement, the Electronic Tracking Agreement, if applicable, a
Servicer Notice, if any, the Disbursement Agreement, the Account Agreement and
the Settlement Account Control Agreement.

                  "Repurchase Price" shall mean the price at which Purchased
Mortgage Loans are to be transferred from Buyer or its designee to the Sellers upon termination of a Transaction, which will be determined in each case
(including Transactions terminable upon demand) as the sum of the Purchase Price and the Price Differential as of the date of such determination.

                  "Requirement of Law" shall mean as to any Person, the
certificate of incorporation and by-laws or other organizational or governing documents of such Person, and

                                      -19-

any law, treaty, rule, regulation, procedure or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its Property is subject.

                  "Responsible Officer" shall mean an officer of the applicable
Seller listed on Exhibit XI hereto, as such Exhibit XI may be amended from time to time by such Seller providing written notice to Buyer.

                  "Reset Date" shall mean the last day of the related LIBOR
Period.

                  "S&P" shall mean Standard & Poor's Ratings Services, or any successor thereto.

                  "SEC" shall mean the Securities Exchange Commission.

                  "Second Lien Mortgage Loan" shall mean a Mortgage Loan secured by a second lien on the related Mortgaged Property.

                  "Seller" shall mean each of MortgageIT, Holdings, MHL, NABL and/or any successor in interest thereto.

                  "Servicer" shall mean the MortgageIT, or any successor or
permitted assigns or other Person which serves as a sub-servicer to any Seller.

                  "Servicer Notice" shall mean the notice acknowledged by the
Servicer substantially in the form of Exhibit IX hereto.

                  "Servicing Agreement" shall mean any servicing agreement
entered into among a Seller and a Servicer, as the same may be amended from time to time.

                  "Settlement Account" shall have the meaning set forth in the
Custodial Agreement.

                  "Settlement Account Agreement" shall mean the Settlement
Account Control Agreement entered into among the Buyer, the Sellers and the
Custodian, dated as of June 8, 2005 as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

                  "Single-Employer Plan" shall mean a single-employer plan as defined in Section 4001(a)(15) of ERISA which is subject to the provisions of
Title IV of ERISA.

                  "Stock Certificate" shall mean, with respect to a Co-op Loan, the certificates evidencing ownership of the Co-op Shares issued by the Co-op
Corporation.

                  "Stock Power" shall mean, with respect to a Co-op Loan, an assignment of the Stock Certificate or an assignment of the Co-op Shares issued by the Co-op Corporation.

                  "Sub-prime Mortgage Loan" shall mean a first lien Mortgage
Loan originated in accordance with Sellers' Underwriting Guidelines for sub-prime mortgage loans, acceptable to

                                      -20-

Buyer in its sole discretion, that either (a) will be sold or securitized by the
Sellers or (b) is subject to a Takeout Commitment."

                  "Subsidiary" shall mean, with respect to any Person, any
corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity
(irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

                  "Super Jumbo Mortgage Loan" shall mean a Jumbo Mortgage Loan with an unpaid principal balance in excess of $1,000,000 but not greater than
$2,000,000, and which is subject to a Takeout Commitment from Merrill Lynch
Credit Corp.

                  "Takeout Commitment" means a commitment of a Seller to sell one or more Mortgage Loans to a Takeout Investor, and the corresponding Takeout
Investor's commitment back to such Seller to effectuate the foregoing.

                  "Takeout Investor" shall mean any institution which has made a
Takeout Commitment and has been approved by Buyer, which approval shall not be unreasonably withheld or delayed.

                  "Tangible Net Worth" shall mean, for any Person, the Net Worth of such Person determined in accordance with GAAP minus all intangible assets, including goodwill, patents, tradenames, trademarks, copyrights, franchises, any organizational expenses, deferred expenses, receivables from shareholders,
Affiliates or employees, and any other asset as shown as an intangible asset on the balance sheet of such Person on a consolidated basis as determined at a particular date in accordance with GAAP plus all subordinated debt that matures more than six (6) months after the Termination Date.

                  "Taxes" shall have the meaning set forth in Section 7(a)
hereof.

                  "Termination Date" shall mean June 7, 2006.

                  "Termination Event" shall have the meaning set forth in
Section 13.02 hereof.

                  "Test Period" shall mean any period of three (3) consecutive months.

                  "Thirty Day Delinquent Mortgage Loan" shall mean any Mortgage
Loan as to which any Monthly Payment, or part thereof, remains unpaid for at least thirty (30) days but no more than fifty-nine (59) days from the original
Due Date for such Monthly Payment.

                  "Transaction" shall have the meaning specified in Section 1.

                                      -21-

                  "Transaction Request" shall mean a request from a Seller to
Buyer to enter into a Transaction.

                  "Trust Receipt" shall have the meaning set forth in the
Custodial Agreement, and shall include any Wet-Ink Trust Receipt (as such term is defined in the Custodial Agreement).

                  "Underwriting Guidelines" shall mean the underwriting
guidelines of MortgageIT which have been delivered to the Buyer on or prior to the Effective Date of this Repurchase Agreement, as such underwriting guidelines may be amended from time to time in conformity with the terms and conditions of this Repurchase Agreement.

                  "Uniform Commercial Code" shall mean the Uniform Commercial
Code as in effect from time to time in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Repurchase Assets or the continuation, renewal or enforcement thereof is governed by the Uniform
Commercial Code as in effect in a jurisdiction other than New York, "Uniform
Commercial Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

                  "VA" shall mean the U.S. Department of Veterans Affairs, an agency of the United States of America, or any successor thereto including the
Secretary of Veterans Affairs.

                  "VA Approved Lender" shall mean a lender which is approved by the VA to act as a lender in connection with the origination of VA Loans.

                  "VA Loan" shall mean a Mortgage Loan which is subject of a VA
Loan Guaranty Agreement as evidenced by a VA Loan Guaranty Agreement, or a
Mortgage Loan which is a vender loan sold by the VA.

                  "VA Loan Guaranty Agreement" shall mean the obligation of the
United States to pay a specific percentage of a Mortgage Loan (subject to a maximum amount) upon default of the Mortgagor pursuant to the Servicemen's
Readjustment Act, as amended.

                  "Wet-Ink Funding Account" shall mean an account established in the name of the Sellers, subject to the dominion and control of the Buyer, at the Disbursement Agent pursuant to the terms of the Disbursement Agreement.

                  "Wet-Ink Mortgage Loan" shall mean a Mortgage Loan which any
Seller is selling to Buyer simultaneously with the origination thereof and for which the Mortgage Loan Documents have not been delivered to the Custodian.

                  "Wiring Schedule" shall mean, for each Wet-Ink Mortgage Loan, a schedule setting forth the loan identification number, the loan amount to be funded by wire transfer and wiring directions for such Wet-Ink Mortgage Loan.

                                      -22-

SECTION 3.        INITIATION; TERMINATION

                  (a) Conditions Precedent to Initial Transaction. Buyer's
agreement to enter into the initial Transaction hereunder is subject to the satisfaction, immediately prior to or concurrently with the making of such
Transaction, of the condition precedent that Buyer shall have received from the
Sellers any fees and expenses payable hereunder, and all of the following documents, each of which shall be satisfactory to Buyer and its counsel in form and substance:

                  (i) The following Repurchase Documents delivered to the Buyer:

                      (A) Repurchase Agreement. This Repurchase Agreement, duly
                  executed by the parties thereto;

                      (B) Custodial Agreement. The Custodial Agreement, duly
                  executed by the parties thereto;

                      (C) Account Agreement. An Account Agreement, duly executed by the parties thereto in form and substance acceptable to the
                  Buyer;

                      (D) Settlement Account Agreement. A Settlement Account
                  Agreement, duly executed by the parties thereto in form and substance acceptable to the Buyer;

                      (E) Electronic Tracking Agreement. To the extent the
                  Sellers are selling Mortgage Loans which are registered on the
                  MERS(R) System, an Electronic Tracking Agreement entered into, duly executed and delivered by the parties thereto, in full force and effect, free of any modification, breach or waiver;
                  and

                      (F) Disbursement Agreement. A Disbursement Agreement, duly executed by the parties thereto in form and substance
                  acceptable to the Buyer; and the establishment thereunder of all accounts, computer systems and agreements with the
                  Disbursement Agent necessary for disbursing the Purchase Price related to Wet-Ink Mortgage Loans.

                  (ii) Opinions of Counsel. An opinion or opinions of outside counsel to the Sellers, substantially in the form of Exhibit II.

                  (iii) Seller Organizational Documents. A certificate of
     corporate existence of each Seller delivered to Buyer prior to the
     Effective Date (or if unavailable, as soon as available thereafter) and certified copies of the charter and by-laws (or equivalent documents) of such Seller and of all corporate or other authority for such Seller with respect to the execution, delivery and performance of the Repurchase
     Documents and each other document to be delivered by such Seller from time to time in connection herewith.

                  (iv) Security Interest. Evidence that all other actions
     necessary or, in the opinion of Buyer, desirable to perfect and protect
     Buyer's interest in the Purchased Mortgage Loans and other Repurchase
     Assets have been taken, including, without

                                      -23-

     limitation, UCC searches and duly authorized and filed Uniform Commercial
     Code financing statements on Form UCC-1.

                  (v) Underwriting Guidelines. A true and correct copy of the
     Underwriting Guidelines certified by an officer of MortgageIT.

                  (vi) Insurance. Evidence that Sellers have added Buyer as an additional insured under their Fidelity Insurance.

                  (vii) Other Documents. Such other documents as Buyer may
     reasonably request, in form and substance reasonably acceptable to Buyer.

                  (b) Conditions Precedent to all Transactions. Upon
satisfaction of the conditions set forth in this Section 3(b), the Buyer shall enter into a Transaction with the applicable Seller. This Repurchase Agreement is a commitment by Buyer to engage in the Transactions as set forth herein up to the Maximum Committed Purchase Price; provided, that the Buyer shall have no commitment to enter into any Transaction requested which would result in the aggregate Purchase Price of then outstanding Transactions to exceed the Maximum
Committed Purchase Price. Buyer's obligation to enter into each Transaction, provided that the Purchase Price of the requested Transaction combined with the aggregate amount of the respective Purchase Prices for all then outstanding
Transactions does not exceed the Maximum Committed Purchase Price (including the initial Transaction) is subject to the satisfaction of the following further conditions precedent, both immediately prior to entering into such Transaction and also after giving effect thereto to the intended use thereof:

                  (i) Buyer shall have executed and delivered a Confirmation in accordance with the procedures set forth in Section 3(c);

                  (ii) No Termination Event, Default or Event of Default shall have occurred and be continuing under the Repurchase Documents;

                  (iii) Both immediately prior to the Transaction and also after giving effect thereto and to the intended use thereof, the representations and warranties made by the each Seller in Section 11 hereof, shall be true, correct and complete on and as of such Purchase Date in all material respects with the same force and effect as if made on and as of such date
     (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

                  (iv) After giving effect to the requested Transaction, the aggregate outstanding Purchase Price for all Purchased Mortgage Loans subject to then outstanding Transactions under this Repurchase Agreement shall not exceed the Maximum Purchase Price or the Available Amount.
     Notwithstanding the preceding sentence, Buyer shall have no obligation to enter into any Transaction, if, as a result of such Transaction the aggregate Purchase Price for all Purchased Mortgage Loans subject to then outstanding Transactions under this Agreement exceed the Maximum Committed
     Purchase Price;

                                      -24-

                  (v) After giving effect to the requested Transaction, the
     Asset Value of all Purchased Mortgage Loans exceeds the aggregate
     Repurchase Price for such Transactions;

                  (vi) On or prior to 5:30 p.m. (New York Time) one (1) day
     prior to the related Purchase Date, each applicable Seller shall have delivered to the Buyer (a) a Transaction Request, and (b) a Purchased
     Mortgage Loan Report;

                  (vii) With respect to Transactions the subject of which are
     Wet-Ink Mortgage Loans:

                        (A) At least one Business Day prior to the related
                  Purchase Date, the Buyer shall have received a Transaction
                  Request;

                        (B) By 12:00 noon (New York time) on the related
                  Purchase Date, the Custodian shall have received from the
                  Buyer a schedule setting forth the mortgage loan
                  identification number, the Mortgagor name and the outstanding principal balance of Wet-Ink Mortgage Loans to be purchased by
                  Buyer on such Purchase Date; and

                        (C) The Custodian and the Buyer shall have received a
                  Wiring Schedule setting forth the disbursement amount and
                  wiring instructions for each Wet-Ink Mortgage Loan.

                  (viii) The Sellers shall have delivered to the Custodian the
     Mortgage File with respect to each Purchased Mortgage Loan which is not a
     Wet-Ink Mortgage Loan and the Custodian shall have issued a Trust Receipt with respect to each such Purchased Mortgage Loan to the Buyer and (B) with respect to each Wet-Ink Mortgage Loan, by no later than 5:00 p.m. (New York
     Time) on the seventh Business Day following the applicable Purchase Date, the Sellers shall deliver the Mortgage File to the Custodian;

                  (ix) The Buyer shall have received all fees and expenses of counsel to the Buyer as contemplated by Sections 15(b) and 27 which amounts, at the Buyer's option, may be withheld from the proceeds remitted by Buyer to the Sellers pursuant to any Transaction hereunder;

                  (x) None of the following shall have occurred and/or be
     continuing:

                        (A) an event or events shall have occurred in the good
                  faith determination of the Buyer resulting in the effective absence of a "repo market" or comparable "lending market" for financing debt obligations secured by securities or an event or events shall have occurred resulting in the Buyer not being able to finance Purchased Mortgage Loans through the "repo market" or "lending market" with traditional counterparties at rates which would have been reasonable prior to the occurrence of such event or events; or

                        (B) there shall have occurred a material adverse change
                  in the financial condition of the Buyer which affects (or can reasonably be expected to affect)

                                      -25-

                  materially and adversely the ability of the Buyer to fund its obligations under this Repurchase Agreement; or

                  (xi) Each Transaction Request delivered by a Seller hereunder shall constitute a certification by such Seller that all the conditions set forth in this Section 3(b) (other than clause (x) hereof) have been satisfied (both as of the date of such notice or request and as of the date of such purchase).

                  (c) Initiation; Confirmation.

                  (i) Each Seller shall deliver a Transaction Request to the
     Buyer on or prior to 5:30 p.m. on the date one (1) Business Day prior to entering into any Transaction (including Transactions resulting in a
     Purchase Price Increase, which shall not be requested more than once per month). Such Transaction Request shall include a Mortgage Loan Schedule with respect to the Mortgage Loans to be sold in such requested
     Transaction. Following receipt of such request, Buyer may agree to enter into such requested Transaction or shall notify such Seller of its intention not to enter into such Transaction within one (1) Business Day of the receipt of any Transaction Request. Buyer shall confirm the terms of each Transaction by issuing a written confirmation to each Seller promptly after the parties enter into such Transaction in the form of Exhibit I attached hereto (a "Confirmation"). Such Confirmation shall set forth (A)
     the Purchase Date, (B) the Purchase Price or Purchase Price Increase, as
     applicable, (C) the Repurchase Date, (D) the Pricing Rate applicable to the
     Transaction, (E) the applicable Purchase Price Percentages, (F) LIBOR
     Period and (G) additional terms or conditions not inconsistent with this
     Repurchase Agreement.

                  (ii) The Repurchase Date for each Transaction shall not be later than the date which is 364 days after the related Purchase Date. The
     LIBOR Period for each Transaction shall be one month, unless agreed to in writing by the Buyer.

                  (iii) Each Confirmation, together with this Repurchase
     Agreement, shall be conclusive evidence of the terms of the Transaction(s)
     covered thereby unless objected to in writing by the Sellers no more than two (2) Business Days after the date the Confirmation was received by the
     Sellers or unless a corrected Confirmation is sent by Buyer. An objection sent by the Sellers must state specifically that writing which is an objection, must specify the provision(s) being objected to by the Sellers, must set forth such provision(s) in the manner that the Sellers believe they should be stated, and must be received by Buyer no more than two (2)
     Business Days after the Confirmation was received by the Sellers.

                  (iv) Subject to the terms and conditions of this Repurchase
     Agreement, during such period the Sellers may sell, repurchase and resell
     Eligible Mortgage Loans hereunder.

                  (v) In no event shall a Transaction be entered into when the
     Repurchase Date for such Transaction would be later than the Termination
     Date.

                                      -26-

                  (vi) No later than 3 p.m., New York City time, on the Business
     Day prior to the requested Purchase Date, the Sellers shall deliver to the
     Custodian the Mortgage Loan File pertaining to each Eligible Mortgage Loan
     (other than a Wet-Ink Mortgage Loan) to be purchased by the Buyer.

                  (vii) With respect to Transactions the subject of which are
     Wet-Ink Mortgage Loans:

                        (A) No later than 5:30 p.m. (New York time) on the
                  Business Day prior to the related Purchase Date, the Buyer shall have received a report detailing the approximate
                  outstanding principal balance of Wet-Ink Mortgage Loans to be purchased by the Buyer on such Purchase Date and the Estimated
                  Purchase Price.

                        (B) On or before the Purchase Date, the Buyer shall have
                  received (a) a schedule setting forth the mortgage loan
                  identification number, the Mortgagor name and the approximate outstanding principal balance of Wet-Ink Mortgage Loans to be purchased by Buyer on such Purchase Date, and (b) an updated report setting forth the approximate outstanding principal balance of Wet-Ink Mortgage Loans to be purchased by the Buyer on such Purchase Date and the amount of the Actual Purchase
                  Price. On the Purchase Date, the Buyer shall remit the amount of the Estimated Purchase Price directly to the Wet-Ink
                  Funding Account to be disbursed by the Disbursement Agent in accordance with the Disbursement Agreement.

                        (C) With respect to Wet-Ink Mortgage Loans which are
                  being purchased in whole or in part by means of wire transfer, on or prior to the related Purchase Date, the Custodian shall have received the Wiring Schedule related to such Wet-Ink
                  Mortgage Loans. Upon receipt by the Buyer of the Wiring
                  Schedule, the Buyer shall forward the Wiring Schedule and
                  direct the Disbursement Agent to wire the related funding
                  amount to each Mortgagor from the Wet-Ink Funding Account.

                        (D) Notwithstanding the foregoing, the full amount of
                  the Estimated Purchase Price shall be deemed to have been made on the Purchase Date for all purposes hereunder.

                        (E) Upon receipt of the final Wiring Schedule with
                  respect to any Purchase Date, the Buyer shall determine the amount, if any, by which the Estimated Purchase Price
                  deposited in the Wet-Ink Funding Account exceeds the Actual
                  Purchase Price (such amount, the "Overestimate Amount"). The
                  Buyer shall cause the Disbursement Agent to promptly wire such
                  Overestimate Amount directly to the Buyer as a prepayment of the Transaction made on such Purchase Date.

                  (viii) Subject to the provisions of this Section 3, the
     Purchase Price or Purchase Price Increase, as applicable, will then be made available to the Sellers by the Buyer

                                      -27-

     transferring, via wire transfer, in the aggregate amount of such Purchase
     Price or Purchase Price Increase, as applicable, in funds immediately available.

                  (ix) Sellers may request a Purchase Price Increase not more than once per month on account of a Draw made by a Mortgagor on the related
     HELOC. The Buyer shall not be obligated to fund such Purchase Price
     Increase if a Margin Deficit exists or would exist as a result thereof.

                  (d) Repurchase

                  (i) The Sellers may repurchase Purchased Mortgage Loans
     without penalty or premium on any date. The Repurchase Price payable for the repurchase of any such Purchased Mortgage Loan shall be reduced as provided in Section 5(d). If the Sellers intend to make such a repurchase, the Sellers shall give prior written notice thereof by 10:00 a.m. on the same Business Day to the Buyer, designating the Purchased Mortgage Loans to be repurchased. If such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, and, on receipt, such amount shall be applied to the Repurchase Price for the designated Purchased Mortgage Loans.

                  (ii) On the Repurchase Date, termination of the Transaction will be effected by reassignment to a Seller or its designee of the
     Purchased Mortgage Loans (and any Income in respect thereof received by
     Buyer not previously credited or transferred to, or applied to the obligations of, the Sellers pursuant to Section 5) against the simultaneous transfer of the Repurchase Price to an account of Buyer. The Sellers are obligated to obtain the Mortgage Files from Buyer or its designee at the
     Sellers' expense on the Repurchase Date.

SECTION 4.        MARGIN AMOUNT MAINTENANCE

                  (a) The Buyer shall determine the Asset Value of the Purchased
Mortgage Loans on a weekly basis, or at such intervals as determined by the
Buyer in its sole good faith discretion.

                  (b) If at any time the aggregate Asset Value of all related
Purchased Mortgage Loans subject to all Transactions is less than the aggregate
Repurchase Price for all such Transactions (a "Margin Deficit"), then Buyer may by notice to the Sellers (as such notice is more particularly set forth below, a
"Margin Call"), require the Sellers to transfer to Buyer or its designee cash or
Eligible Mortgage Loans approved by the Buyer in its sole good faith discretion
("Additional Purchased Mortgage Loans") so that the aggregate Asset Value of the
Purchased Mortgage Loans, including any such cash or Additional Purchased
Mortgage Loans or cash, will thereupon equal or exceed the aggregate Repurchase
Price for all Transactions. If Buyer delivers a Margin Call to the Sellers on or prior to 5 p.m. (New York City time) on any Business Day, then the Sellers shall transfer cash or Additional Purchased Mortgage Loans to Buyer no later than 5
p.m. (New York City time) on the subsequent Business Day.

                                      -28-

                  (c) Buyer's election, in its sole and absolute discretion, not to make a Margin Call at any time there is a Margin Deficit shall not in any way limit or impair its right to make a Margin Call at any time a Margin Deficit exists.

                  (d) Any cash transferred to the Buyer pursuant to Section 4(b)
above shall be credited to the Repurchase Price of the related Transactions.

SECTION 5. INCOME PAYMENTS

                  (a) Notwithstanding that Buyer and the Sellers intend that the
Transactions hereunder be sales to Buyer of the Purchased Mortgage Loans, the
Sellers shall pay to Buyer the accreted value of the Price Differential (less any amount of such Price Differential previously paid by the Sellers to Buyer)
plus the amount of any unpaid Margin Deficit (each such payment, a "Periodic
Advance Repurchase Payment") on each Payment Date, as invoiced by the Buyer on the related Payment Date. The Sellers shall initiate wire payment of the
Periodic Advance Repurchase Payment within two (2) hours of receipt of such invoice on the related Payment Date. If the Sellers fail to make all or part of the Periodic Advance Repurchase Payment in accordance with the previous sentence, the Pricing Rate shall be equal to the Post-Default Rate until the
Periodic Advance Repurchase Payment is received in full by Buyer.

                  (b) The Sellers shall hold for the benefit of, and in trust for, Buyer all income, including without limitation all Income received by or on behalf of the Sellers with respect to such Purchased Mortgage Loans. All Income shall be held in trust for Buyer, shall constitute the property of Buyer. With respect to each Payment Date, the Sellers shall remit all Income as follows:

                  (i) first, to the payment of all costs and fees payable by the
     Sellers pursuant to this Repurchase Agreement;

                  (ii) second, to the Buyer in payment of any accrued and unpaid
     Price Differential; and

                  (iii) third, without limiting the rights of Buyer under
     Section 4 of this Repurchase Agreement, to the Buyer, in the amount of any unpaid Margin Deficit.

                  (c) After the occurrence of an Event of Default, the Sellers shall deposit such Income in a deposit account (the title of which shall indicate that the funds therein are being held in trust for Buyer) (the
"Collection Account") with a financial institution acceptable to Buyer and subject to the Account Agreement. All such Income shall be held in trust for
Buyer, shall constitute the property of Buyer and shall not be commingled with other property of the Sellers or any Affiliate of the Sellers except as expressly permitted above. Funds deposited in the Collection Account during any month shall be held therein, in trust for the Buyer, until the next Payment
Date. Subject to the terms of the Account Agreement, the Sellers shall withdraw any funds on deposit in the Collection Account and apply such funds as follows:

                  (i) first, to the payment of all costs and fees payable by the
     Sellers pursuant to this Repurchase Agreement;

                                     -29-

                  (ii) second, to the Buyer in payment of any accrued and unpaid
     Price Differential;

                  (iii) third, without limiting the rights of Buyer under
     Section 4 of this Repurchase Agreement, to the Buyer, in the amount of any unpaid Margin Deficit; and

                  (iv) fourth, to the Sellers.

                  (d) To the extent that the Buyer receives any funds from a
Takeout Investor with respect to the purchase by such Takeout Investor of a
Mortgage Loan, the Buyer shall promptly apply such funds in accordance with the same order of priority set forth in Section 5(b) hereof.

                  (e) Buyer shall offset against the Repurchase Price of each such Transaction all Income and Periodic Advance Repurchase Payments actually received by Buyer pursuant to Section 5(a), excluding any Late Payment Fees paid pursuant to any Periodic Advance Repurchase Payments made at the Post-Default
Rate pursuant to Section 5(a).

SECTION 6.        REQUIREMENTS OF LAW

                  (a) If any Requirement of Law (other than with respect to any amendment made to the Buyer's certificate of incorporation and by-laws or other organizational or governing documents) or any change in the interpretation or application thereof or compliance by the Buyer with any request or directive
(whether or not having the force of law) from any central bank or other
Governmental Authority made subsequent to the date hereof:

                  (i) shall subject the Buyer to any tax of any kind whatsoever with respect to this Repurchase Agreement or any Transaction (excluding net income taxes, branch profits taxes, franchise taxes or similar taxes imposed on the Buyer as a result of any present or former connection between the Buyer and the United States, other than any such connection arising solely from the Buyer having executed, delivered or performed its obligations or received a payment under, or enforced, this Repurchase Agreement) or change the basis of taxation of payments to the Buyer in respect thereof;

                  (ii) shall impose, modify or hold applicable any reserve,
     special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, or other extensions of credit by, or any other acquisition of funds by, any office of the Buyer which is not otherwise included in the determination of the LIBOR Rate hereunder;

                  (iii) shall impose on the Buyer any other condition;

and the result of any of the foregoing is to increase the cost to the Buyer, by an amount which the Buyer determines in good faith to be material, of entering, continuing or maintaining any Transaction or to reduce any amount due or owing hereunder in respect thereof, then, in any such case, the Sellers shall promptly pay the Buyer such additional amount or amounts as calculated by the Buyer in good faith as will compensate the Buyer for such increased cost or reduced amount receivable.

                                      -30-

                  (b) If the Buyer shall have determined that the adoption of or any change in any Requirement of Law (other than with respect to any amendment made to the Buyer's certificate of incorporation and by-laws or other organizational or governing documents) regarding capital adequacy or in the interpretation or application thereof or compliance by the Buyer or any corporation controlling the Buyer with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental
Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on the Buyer's or such corporation's capital as a consequence of its obligations hereunder to a level below that which the Buyer or such corporation could have achieved but for such adoption, change or compliance
(taking into consideration the Buyer's or such corporation's policies with respect to capital adequacy) by an amount determined in good faith by the Buyer to be material, then from time to time, the Sellers shall promptly pay to the
Buyer such additional amount or amounts as will compensate the Buyer for such reduction.

                  (c) If the Buyer becomes entitled to claim any additional
amounts pursuant to this Section, it shall promptly notify the Sellers of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this Section submitted by the Buyer to the Sellers shall be conclusive in the absence of manifest error.

                  (d) No amount shall be payable by any Seller under this
Section 6 with respect to any period in excess of ninety (90) days prior to the date of demand by the Buyer unless the effect of a change in the interpretation or application of the Requirement of Law is retroactive by its terms to a period prior to the date of the change in interpretation or application of the
Requirement of Law, in which case any additional amount or amounts shall be payable for the retroactive period but only if the Buyer provides its written demand not later than ninety (90) days after the change in the interpretation or application of the Requirement of Law.

SECTION 7.        TAXES.

(a) All payments made by any Seller under
this Repurchase Agreement shall be made free and clear of, and without deduction or withholding for, or on account of, any present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities (including penalties, interest and additions to tax) with respect thereto imposed by any
Governmental Authority thereof or therein ("Taxes"), excluding income taxes, branch profits taxes, franchise taxes or similar taxes imposed on the Buyer as a result of any present or former connection between the Buyer and the United
States, other than any such connection arising solely from the Buyer having executed, delivered or performed its obligations or received a payment under, or enforced, this Repurchase Agreement (all such nonexcluded Taxes, "Non-Excluded
Taxes"). If any Seller shall be required to deduct or withhold any Taxes from or in respect of any amount payable hereunder, (i) such Seller shall make such deductions or withholdings, (ii) such Seller shall pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law, and (iii) with respect to any Non-Excluded Taxes, the amount payable shall be increased by an amount (the "additional amount") necessary so that the Buyer, shall receive a net amount equal to the amount it would have received had no such deductions or withholdings in respect of Non-Excluded Taxes been made.

                                      -31-

                  (b) In addition, each Seller agrees to pay to the relevant
Governmental Authority in accordance with applicable law any current or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies (including, without limitation, mortgage recording taxes and similar fees) imposed by the United States or any taxing authority thereof or therein that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Repurchase
Agreement ("Other Taxes")

                  (c) The Sellers will indemnify the Buyer for the full amount of Non-Excluded Taxes (including additional amounts with respect thereto) and
Other Taxes paid by the Buyer, provided that the Buyer shall have provided the
Sellers with evidence, reasonably satisfactory to the Seller, of payment of
Non-Excluded Taxes or Other Taxes, as the case may be.

                  (d) As soon as practicable after the date of any payment of
Taxes or Other Taxes by the Sellers to the relevant Governmental Authority, the
Seller will deliver to the Buyer the original or a certified copy of the receipt issued by such Governmental Authority evidencing payment thereof.

                  (e) Without prejudice to the survival of any other agreement of the Sellers hereunder, the agreements and obligations of the Sellers contained in this Section 7 shall survive the termination of this Repurchase
Agreement. Nothing contained in this Section 7 shall require the Buyer to make available any of its tax returns or any other information that it deems to be confidential or proprietary.

SECTION 8.          SECURITY INTEREST

                  Although the parties intend that all Transactions hereunder be sales and purchases (other than for accounting and tax purposes) and not loans, in the event any such Transactions are deemed to be loans, each Seller hereby pledges to Buyer as security for the performance by the Sellers of their
Obligations and hereby grants, assigns and pledges to Buyer a fully perfected first priority security interest in the Purchased Mortgage Loans, the Records, and all servicing rights related to the Purchased Mortgage Loans, the Repurchase
Documents (to the extent such Repurchase Documents and such Seller's right thereunder relate to the Purchased Mortgage Loans), any Property relating to any
Purchased Mortgage Loan or the related Mortgaged Property, any Takeout
Commitments relating to any Purchased Mortgage Loan, all insurance policies and insurance proceeds relating to any Purchased Mortgage Loan or the related
Mortgaged Property, including but not limited to any payments or proceeds under any related primary insurance, hazard insurance, FHA Mortgage Insurance
Contracts and VA Loan Guaranty Agreements (if any), any Income relating to any
Purchased Mortgage Loan, the Collection Account, any Interest Rate Protection
Agreements relating to any Purchased Mortgage Loan, and any other contract rights, accounts (including any interest of such Seller in escrow accounts), payments, rights to payment (including payments of interest or finance charges)
and general intangibles to the extent that the forgoing relates to any Purchased
Mortgage Loan and any other assets relating to the Purchased Mortgage Loans or any interest in the Purchased Mortgage Loans, all collateral under any other secured debt facility between the Sellers or their Affiliates on the one hand and the Buyer and the Buyer's Affiliates on the other, and any proceeds
(including the related securitization proceeds) and distributions and any other property, rights, title or interests as are specified on a Trust Receipt and
Mortgage Loan Schedule

                                      -32-

and Exception Report with respect to any of the foregoing, in all instances, whether now owned or hereafter acquired, now existing or hereafter created
(collectively, the "Repurchase Assets").

                  The Sellers hereby authorize the Buyer to file such financing statement or statements relating to the Repurchase Assets as the Buyer, at its option, may deem appropriate. The Sellers shall pay the filing costs for any financing statement or statements prepared pursuant to this Section 8.

SECTION 9.        PAYMENT, TRANSFER AND CUSTODY

                  (a) Unless otherwise mutually agreed in writing, all transfers of funds to be made by the Sellers hereunder shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the
Buyer at the following account maintained by the Buyer: Account No. 62030, for the account of MLBUSA Matchbook, Bankers Trust, N.Y., ABA# 124 084 669, CoPer
ID: 154787016, not later than 5:00 p.m. New York City time, on the date on which such payment shall become due (and each such payment made after such time shall be deemed to have been made on the next succeeding Business Day). The Sellers acknowledge that they have no rights of withdrawal from the foregoing account.

                  (b) On the Purchase Date for each Transaction, ownership of the Purchased Mortgage Loans shall be transferred to the Buyer or its designee against the simultaneous transfer of the Purchase Price to the following account of the Sellers (or as otherwise directed by the Sellers): Deutsche Bank National
Trust Company, Account No. 37622, for the account of Buyer, ABA# 0021-001-033.
With respect to the Purchased Mortgage Loans being sold by a Seller on a
Purchase Date, each Seller hereby sells, transfers, conveys and assigns to Buyer or its designee without recourse, but subject to the terms of this Repurchase
Agreement, all the right, title and interest of such Seller in and to the
Purchased Mortgage Loans together with all right, title and interest in and to the proceeds of any related Repurchase Assets.

                  (c) In connection with such sale, transfer, conveyance and assignment, on or prior to each Purchase Date, the Sellers shall deliver or cause to be delivered and released to Buyer or its designee the Mortgage File for the related Purchased Mortgage Loans.

SECTION 10.       HYPOTHECATION OR PLEDGE OF PURCHASED MORTGAGE LOAN

                  Title to all Purchased Mortgage Loans and Repurchase Assets
shall pass to Buyer and Buyer shall have free and unrestricted use of all
Purchased Mortgage Loans. Nothing in this Repurchase Agreement shall preclude the Buyer from engaging in repurchase transactions with the Purchased Mortgage
Loans or otherwise pledging, repledging, transferring, hypothecating, or rehypothecating the Purchased Mortgage Loans. Nothing contained in this
Repurchase Agreement shall obligate the Buyer to segregate any Purchased
Mortgage Loans delivered to the Buyer by the Sellers.

                                      -33-

SECTION 11.       REPRESENTATIONS

                  Each Seller represents and warrants to the Buyer that as of the Purchase Date for any Purchased Mortgage Loans by the Buyer from the Sellers and as of the date of this Repurchase Agreement and any Transaction hereunder and at all times while the Repurchase Documents and any Transaction hereunder is in full force and effect:

                  (a) Acting as Principal. The Sellers will engage in such
Transactions as principals (or, if agreed in writing in advance of any
Transaction by the other party hereto, as agent for a disclosed principal).

                  (b) No Broker. The Sellers have not dealt with any broker, investment banker, agent, or other person, except for the Buyer, who may be entitled to any commission or compensation in connection with the sale of
Purchased Mortgage Loans pursuant to this Repurchase Agreement.

                  (c) Financial Statements. The Sellers have heretofore
furnished to the Buyer a copy of its (a) consolidated balance sheet and the consolidated balance sheets of its consolidated Subsidiaries for the fiscal year ended December 31, 2003 and the related consolidated statements of income and retained earnings and of cash flows for the Sellers and their respective consolidated Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous year, with the opinion thereon of
BDO Seidman LLP and (b) consolidated balance sheet and the consolidated balance sheets of its consolidated Subsidiaries for the quarterly fiscal period of the
Sellers ended March 31, 2004 and June 30, 2004, respectively and the related consolidated statements of income and retained earnings and of cash flows for the Sellers and their respective consolidated Subsidiaries for such quarterly fiscal period, setting forth in each case in comparative form the figures for the previous year. All such financial statements are complete and correct and fairly present, in all material respects, the consolidated financial condition of the Sellers and their respective Subsidiaries and the consolidated results of their operations as at such dates and for such fiscal periods, all in accordance with GAAP applied on a consistent basis. Since December 31, 2003, there has been no material adverse change in the consolidated business, operations or financial condition of the Sellers and their respective consolidated Subsidiaries taken as a whole from that set forth in said financial statements nor are the Sellers aware of any state of facts which (without notice or the lapse of time) would or could result in any such material adverse change. The Sellers do not have, on the date of the statements delivered pursuant to this section (the "Statement
Date"), any liabilities, direct or indirect, fixed or contingent, matured or unmatured, known or unknown, or liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, said balance sheet and related statements, and at the present time there are no material unrealized or anticipated losses from any loans, advances or other commitments of the Sellers which are required to be disclosed in or reserved against in said balance sheet and related statement under GAAP.

                  (d) Organization, Etc. MortgageIT is a corporation duly
organized, validly existing and in good standing under the laws of New York.
Holdings is a corporation duly organized, validly existing and in good standing under the laws of Maryland. MHL is a corporation duly organized, validly existing and in good standing under the laws of Delaware.

                                      -34-

NABL is a corporation duly organized, validly existing and in good standing under the laws of Delaware. The Sellers (a) have all requisite corporate or other power, and have all governmental licenses, authorizations, consents and approvals necessary to own their respective assets and carry on their respective businesses as now being or as proposed to be conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely to have a Material Adverse Effect; (b) are qualified to do business and is in good standing in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where failure so to qualify would not be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect; and (c) have full power and authority to execute, deliver and perform their respective obligations under the
Repurchase Documents.

                  (e) Authorization, Compliance, Etc. The execution and delivery of, and the performance by the Sellers of their obligations under, the
Repurchase Documents to which they are parties (a) are within the Sellers'
powers, (b) have been duly authorized by all requisite action, (c) do not violate any provision of applicable law, rule or regulation, or any order, writ, injunction or decree of any court or other Governmental Authority, or their respective organizational documents, (d) do not violate any indenture, agreement, document or instrument to which the Sellers are parties, or by which they or any of their properties, any of the Repurchase Assets are bound or to which they are subject and (e) are not in conflict with, do not result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or except as may be provided by any Repurchase Document, result in the creation or imposition of any Lien upon any of the property or assets of the
Sellers pursuant to, any such indenture, agreement, document or instrument. The
Sellers are not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any Governmental Authority in connection with or as a condition to the consummation of the Transactions contemplated herein and the execution, delivery or performance of the Repurchase
Documents to which it is a party.

                  (f) Litigation. On the date hereof, there are no actions,
suits, arbitrations, investigations (including, without limitation, any of the foregoing which are pending or threatened) or other legal or arbitrable proceedings affecting the Sellers or any of their Subsidiaries or affecting any of the Repurchase Assets or any of the other properties of the Sellers before any Governmental Authority which (i) questions or challenges the validity or enforceability of the Repurchase Documents or any action to be taken in connection with the transactions contemplated hereby, (ii) individually or in the aggregate, if adversely determined, would have a Material Adverse Effect, or
(iii) requires filing with the SEC in accordance with its regulations.

                  (g) Purchased Mortgage Loans.

                  (i) No Seller has assigned, pledged, or otherwise conveyed or encumbered any Purchased Mortgage Loan to any other Person, and immediately prior to the sale of such Mortgage Loan to the Buyer, the applicable Seller was the sole owner of such Purchased Mortgage Loan and had good and marketable title thereto, free and clear of all Liens, in each case except for Liens to be released simultaneously with the sale to the Buyer hereunder.

                                      -35-

                  (ii) The provisions of this Repurchase Agreement are effective to either constitute a sale of Repurchase Assets to the Buyer or to create in favor of the Buyer a valid security interest in all right, title and interest of the Sellers in, to and under the Repurchase Assets.

                  (h) Chief Executive Office/Jurisdiction of Organization. On
the Effective Date, MortgageIT's, Holdings', MHL's and NABL's chief executive office is, and has been, located at 33 Maiden Lane, 6th Floor, New York, New
York 10038. MortgageIT's jurisdiction of organization is New York. Holdings'
jurisdiction of organization is Maryland. MHL's and NABL's jurisdiction of organization is Delaware.

                  (i) Location of Books and Records. The location where the
Sellers keep their books and records, including all computer tapes and records related to the Repurchase Assets are their respective chief executive offices.

                  (j) Filing and Payment of Taxes. Each Seller and its
subsidiaries have timely filed on a timely basis all federal, state and local
Tax and information returns, reports and any other information statements or schedules that are required to be filed by or in respect of them and have timely paid all Taxes due pursuant to such returns, reports or other information statements or schedules or pursuant to any assessment received by it or any of its Subsidiaries, except for any such Taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Sellers in respect of taxes and other governmental charges are adequate. There are no Liens for Taxes except Statutory liens for
Taxes not yet due and payable.

                  (k) Enforceability. This Repurchase Agreement and all of the
other Repurchase Documents executed and delivered by the Sellers in connection herewith are legal, valid and binding obligations of the Sellers and are enforceable against the Sellers in accordance with their terms except as such enforceability may be limited by (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors rights generally and (ii) general principles of equity.

                  (l) Ability to Perform. No Seller believes, nor do they have any reason or cause to believe, that they cannot perform each and every covenant contained in the Repurchase Documents to which they are parties on their part to be performed.

                  (m) Material Adverse Effect. Since December 31, 2003, there has been no development or event nor, to any Seller's knowledge, any prospective development or event, which has had or could have a Material Adverse Effect.

                  (n) No Default. No Default or Event of Default has occurred and is continuing.

                  (o) Underwriting Guidelines. The Underwriting Guidelines
provided to Buyer are the true and correct Underwriting Guidelines of the
Sellers.

                  (p) Adverse Selection. No Seller has not selected the
Purchased Mortgage Loans in a manner so as to adversely affect Buyer's interests.

                                      -36-

                  (q) Tangible Net Worth. The Tangible Net Worth of the Sellers,
on a consolidated basis, is not less than $175,000,000. The Tangible Net Worth of MortgageIT is not less than $25,000,000.

                  (r) Indebtedness. The Sellers do not have any Indebtedness, except as disclosed on Schedule 2 to this Repurchase Agreement.

                  (s) Accurate and Complete Disclosure. The information,
reports, financial statements, exhibits and schedules furnished in writing by or on behalf of any Seller to the Buyer in connection with the negotiation, preparation or delivery of this Repurchase Agreement and the other Repurchase
Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by or on behalf of any Seller to the Buyer in connection with this Repurchase Agreement and the other Repurchase Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to any Seller that could reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Repurchase Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Buyer for use in connection with the transactions contemplated hereby or thereby.

                  (t) Margin Regulations. The use of all funds acquired by the
Sellers under this Repurchase Agreement will not conflict with or contravene any of Regulations T, U or X promulgated by the Board of Governors of the Federal
Reserve System as the same may from time to time be amended, supplemented or otherwise modified.

                  (u) Investment Company. No Seller is an "investment company"
or a company "controlled" by an "investment company" within the meaning of the
Investment Company Act of 1940, as amended.

                  (v) Solvency. As of the date hereof and immediately after
giving effect to each Transaction, the fair value of the respective assets of each Seller is greater than the fair value of the liabilities (including, without limitation, contingent liabilities if and to the extent required to be recorded as a liability on the financial statements of such Seller in accordance with GAAP) of such Seller and such Seller is solvent and, after giving effect to the transactions contemplated by this Repurchase Agreement and the other
Repurchase Documents, will not be rendered insolvent or left with an unreasonably small amount of capital with which to conduct its business and perform its obligations. The Sellers do not intend to incur, nor do they believe that they have incurred, debts beyond their ability to pay such debts as they mature. The Sellers are not contemplating the commencement of an insolvency, bankruptcy, liquidation, or consolidation proceeding or the appointment of a receiver, liquidator, conservator, trustee, or similar official in respect of themselves or any of their property.

                  (w) ERISA.

                                      -37-

                  (i) No liability under Section 4062, 4063, 4064 or 4069 of
     ERISA has been or is expected by any Seller to be incurred by any Seller or any ERISA Affiliate thereof with respect to any Plan which is a
     Single-Employer Plan in an amount that could reasonably be expected to have a Material Adverse Effect.

                  (ii) No Plan of any Seller which is a Single-Employer Plan had an accumulated funding deficiency, whether or not waived, as of the last day of the most recent fiscal year of such Plan ended prior to the date hereof. None of the Sellers nor any ERISA Affiliate thereof is (i) required to give security to any Plan which is a Single-Employer Plan pursuant to
     Section 401(a) (29) of the Code or Section 307 of ERISA, or (ii) subject to a Lien in favor of such a Plan under Section 302(f) of ERISA.

                  (iii) Each Plan of the Sellers, each of their Subsidiaries and each of their ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code, except where the failure to comply would not result in any Material Adverse Effect.

                  (iv) None of the Sellers nor any of their Subsidiaries has incurred a tax liability under Section 4975 of the Code or a penalty under
     Section 502(i) of ERISA in respect of any Plan which has not been paid in full, except where the incurrence of such tax or penalty would not result in a Material Adverse Effect.

                  (v) None of the Sellers nor any of their Subsidiaries or any
     ERISA Affiliate thereof has incurred or reasonably expects to incur any withdrawal liability under Section 4201 of ERISA as a result of a complete or partial withdrawal from a Multiemployer Plan which will result in withdrawal liability to any of the Sellers, any of their Subsidiaries or any ERISA Affiliate thereof in an amount that could reasonably be expected to have a Material Adverse Effect.

                  (x) Agency Approvals. Each Seller is an FHA Approved Mortgagee
and a VA Approved Lender. Each Seller is also approved by Fannie Mae as an approved lender and Freddie Mac as an approved seller, and, to the extent necessary, approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act. In each such case, each
Seller is in good standing, with no event having occurred prior to the issuance of the consummation of the related Takeout Commitment, including, without limitation, a change in insurance coverage which would either make such Seller unable to comply with the eligibility requirements for maintaining all such applicable approvals or require notification to the relevant Agency or to the
Department of Housing and Urban Development, FHA or VA. Each Seller has adequate financial standing, servicing facilities, procedures and experienced personnel necessary for the sound servicing of mortgage loans of the same types as may from time to time constitute Mortgage Loans and in accordance with Accepted
Servicing Practices.

                  (y) Mortgage Loan Schedule. The information set forth in the related Mortgage Loan Schedule and all other information or data furnished by, or on behalf of, the Sellers to Buyer is complete, true and correct in all material respects, and the Sellers acknowledge that Buyer has not verified the accuracy of such information or data.

                                      -38-

                  (z) Reserved.

                  (aa) No Reliance. Each Seller has made its own independent decision to enter into the Repurchase Documents and each Transaction and as to whether such Transaction is appropriate and proper for it based upon its own judgment and upon advice from such advisors (including without limitation, legal counsel and accountants) as it has deemed necessary. No Seller is relying upon any advice from Buyer as to any aspect of the Transactions, including without limitation, the legal, accounting or tax treatment of such Transactions.

                  (bb) Plan Assets. No Seller is an employee benefit plan as defined in Section 3 of Title I of ERISA, or a plan described in Section
4975(e)(1) of the Code, and the Purchased Mortgage Loans are not "plan assets"
within the meaning of 29 CFR ss.2510.3-101 in the Sellers' hands.

                  (cc) Real Estate Investment Trust. Holdings has not engaged in any material "prohibited transactions" as defined in Section 857(b)(6)(B)(iii)
and (C) of the Code or the requirements in any successor or replacement provision in the Code, if any. Holdings for its current "tax year" (as defined in the Code) is entitled to a dividends paid deduction under the requirements of
Section 857 of the Code with respect to any dividends paid by it with respect to each such year for which it claims a deduction in its Form 1120-REIT filed with the United States Internal Revenue Service for such year, or the requirements in any successor or replacement provision in the Code, if any.

                  (dd) Mortgage Loans. No Purchased Mortgage Loan was previously purchased under the MLMCI Facility.

SECTION 12.       COVENANTS

                  On and as of the date of this Repurchase Agreement and each
Purchase Date and until this Repurchase Agreement is no longer in force with respect to any Transaction, each Seller covenants as follows:

                  (a) Preservation of Existence; Compliance with Law. Each
Seller shall:

                  (i) Preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises necessary for the operation of its business;

                  (ii) Comply with the requirements of all applicable laws,
     rules, regulations and orders, whether now in effect or hereafter enacted or promulgated by any applicable Governmental Authority (including, without limitation, all environmental laws);

                  (iii) Maintain all licenses, permits or other approvals
     necessary for such Seller to conduct its business and to perform its obligations under the Repurchase Documents, and shall conduct its business in accordance with applicable law;

                  (iv) Keep adequate records and books of account, in which
     complete entries will be made in accordance with GAAP consistently applied;
     and

                                      -39-

                  (v) Permit representatives of the Buyer, upon reasonable
     notice (unless an Event of Default shall have occurred and is continuing, in which case, no prior notice shall be required), during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by the Buyer.

                  (b) Taxes, Etc. The Sellers shall timely file all tax returns that are required to be filed by them and shall timely pay all Taxes due, except for any such Taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided. (c) Notice of Proceedings or Adverse Change. The
Sellers shall give notice to the Buyer immediately after a Responsible Officer of any Seller has any knowledge of:

                  (i) the occurrence of any Default or Event of Default or
     Termination Event;

                  (ii) any (a) default or event of default under any
     Indebtedness of any Seller in an aggregate amount in excess of $1,000,000 or (b) litigation, investigation, regulatory action or proceeding that is pending or threatened by or against any Seller in any federal or state court or before any Governmental Authority which, if not cured or if adversely determined, would reasonably be expected to have a Material
     Adverse Effect or constitute a Default or Event of Default, and (c) any
     Material Adverse Effect with respect to any Seller;

                  (iii) any litigation or proceeding that is pending or
     threatened against (a) any Seller in which the amount involved exceeds
     $1,000,000 and is not covered by insurance, in which injunctive or similar relief is sought, or which, would reasonably be expected to have a Material
     Adverse Effect and (b) any litigation or proceeding that is pending or threatened in connection with any of the Repurchase Assets, which, if adversely determined, would reasonably be expected to have a Material
     Adverse Effect;

                  (iv) and, as soon as reasonably possible, notice of any of the following events:

                       (A) a change in the insurance coverage of any Seller,
                  with a copy of evidence of same attached;

                       (B) any material adverse change in accounting policies or
                  financial reporting practices of any Seller;

                       (C) promptly upon receipt of notice or knowledge of any
                  Lien or security interest (other than security interests
                  created hereby or under any other Repurchase Document) on, or claim asserted against, any of the Repurchase Assets; and

                       (D) any other event, circumstance or condition that has
                  resulted, or has a possibility of resulting, in a Material
                  Adverse Effect; and

                                      -40-

                  (v) Promptly, but no later than five (5) Business Days after any Seller receives any of the same, deliver to the Buyer a true, complete, and correct copy of any schedule, report, notice, or any other document delivered to such Seller by any Person pursuant to, or in connection with, any of the Repurchase Assets.

                  (d) Financial Reporting. Each Seller shall maintain a system of accounting established and administered in accordance with GAAP, and furnish to the Buyer: (i) Within one hundred twenty (120) days after the close of each fiscal year, Financial Statements, including a statement of income and changes in shareholders' equity of the Sellers for such year, and the related balance sheet as at the end of such year, all in reasonable detail and accompanied by an opinion of an accounting firm as to said financial statements;

                  (ii) Within sixty (60) days after the close of each of the
     Sellers' first three fiscal quarters in each fiscal year unaudited balance sheets and income statements, for the period from the beginning of such fiscal year to the end of such fiscal year, subject, however, to year end adjustments;

                  (iii) Within thirty (30) days after the end of each calendar month, the unaudited balance sheets of the Sellers as at the end of such period and the related unaudited consolidated statements of income and retained earnings and of cash flows for the Sellers for such period and the portion of the fiscal year through the end of such period, subject, however, to year end adjustments;

                  (iv) Simultaneously with the furnishing of each of the
     Financial Statements to be delivered pursuant to subsection (ii) above, or monthly upon Buyer's request, a certificate in the form of Exhibit VIII hereto and certified by a Responsible Officer of such Seller;

                  (v) If applicable, copies of any 10-Ks, 10-Qs, registration statements and other "corporate finance" SEC filings (other than 8-Ks) by such Seller, within 5 Business Days of their filing with the SEC; provided, that, such Seller or any Affiliate will provide the Buyer with a copy of the annual 10-K filed with the SEC by such Seller or its Affiliates, no later than 90 days after the end of the year; and

                  (vi) Promptly, from time to time, such other information
     regarding the business affairs, operations and financial condition of such
     Seller as the Buyer may reasonably request.

                  (e) Visitation and Inspection Rights. Subject to the
provisions of Section 27, the Sellers shall permit the Buyer to inspect, and to discuss with a Seller's officers, agents and auditors, the affairs, finances, and accounts of a Seller, the Repurchase Assets, and the Sellers' books and records, and to make abstracts or reproductions thereof and to duplicate, reduce to hard copy or otherwise use any and all computer or electronically stored information or data, in each case, (i) during normal business hours, (ii) upon reasonable notice (provided, that upon the occurrence of an Event of Default, no notice shall be required), and (iii) at the expense of the Sellers to discuss with its officers, its affairs, finances, and accounts.

                                      -41-

                  (f) Reimbursement of Expenses. On the date of execution of this Repurchase Agreement, the Sellers shall reimburse the Buyer for all expenses incurred by the Buyer on or prior to such date. From and after such date, the Sellers shall promptly reimburse the Buyer for all expenses as the same are incurred by the Buyer and within thirty (30) days of the receipt of invoices therefor.

                  (g) Further Assurances. The Sellers shall execute and deliver to the Buyer all further documents, financing statements, agreements and instruments, and take all further action that may be required under applicable law, or that the Buyer may reasonably request, in order to effectuate the transactions contemplated by this Repurchase Agreement and the Repurchase
Documents or, without limiting any of the foregoing, to grant, preserve, protect and perfect the validity and first-priority of the security interests created or intended to be created hereby. The Sellers shall do all things necessary to preserve the Repurchase Assets so that they remain subject to a first priority perfected security interest hereunder. Without limiting the foregoing, the
Sellers will comply with all rules, regulations, and other laws of any
Governmental Authority and cause the Repurchase Assets to comply with all applicable rules, regulations and other laws. The Sellers will not allow any default for which the Sellers are responsible to occur under any Repurchase
Assets or any Repurchase Document and the Sellers shall fully perform or cause to be performed when due all of its obligations under any Repurchase Assets or the Repurchase Documents.

                  (h) True and Correct Information. All information, reports, exhibits, schedules, financial statements or certificates of any Seller or any of its Affiliates thereof or any of their officers furnished to Buyer hereunder and during Buyer's diligence of any Seller are and will be true and complete in all material respects and do not omit to disclose any material facts necessary to make the statements therein or therein, in light of the circumstances in which they are made, not misleading. All required financial statements, information and reports delivered by any Seller to the Buyer pursuant to this
Repurchase Agreement shall be prepared in accordance with GAAP, or if applicable, to SEC filings, the appropriate SEC accounting requirements.

                  (i) ERISA Events.

                  (i) Promptly upon becoming aware of the occurrence of any
     Event of Termination which together with all other Events of Termination occurring within the prior 12 months involve a payment of money by or a potential aggregate liability of the Sellers or any ERISA Affiliate thereof or any combination of such entities in excess of $250,000 the Sellers shall give the Buyer a written notice specifying the nature thereof, what action the Sellers or any ERISA Affiliate thereof has taken and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto;

                  (ii) Promptly upon receipt thereof, the Sellers shall furnish to the Buyer copies of (i) all notices received by the Sellers or any ERISA
     Affiliate thereof of the PBGC's intent to terminate any Plan or to have a trustee appointed to administer any Plan; (ii) all notices received by the
     Sellers or any ERISA Affiliate thereof from the sponsor of a Multiemployer
     Plan pursuant to Section 4202 of ERISA involving a withdrawal liability in excess of $250,000; and (iii) all funding waiver requests filed by the
     Sellers or any

                                      -42-

     ERISA Affiliate thereof with the Internal Revenue Service with respect to any Plan, the accrued benefits of which exceed the present value of the plan assets as of the date the waiver request is filed by more than
     $250,000, and all communications received by the Sellers or any ERISA
     Affiliate thereof from the Internal Revenue Service with respect to any such funding waiver request.

                  (j) Financial Condition Covenants.

                  (i) Maintenance of Tangible Net Worth. The Sellers, on a
     consolidated basis, shall maintain a Tangible Net Worth of not less than
     $175,000,000. At no time shall MortgageIT individually maintain a Tangible
     Net Worth at the end of any two consecutive calendar quarters of less than
     $25,000,000.

                  (ii) Maintenance of Ratio of Indebtedness to Tangible Net
     Worth. The Sellers, on a consolidated basis, shall maintain the ratio of
     Adjusted Indebtedness to Tangible Net Worth of no greater than 15:1 and the ratio of Indebtedness to Tangible Net Worth no greater than 25:1.

                  (iii) Maintenance of Liquidity. The Sellers, on a consolidated basis, shall ensure that, as of the end of each calendar month, they have cash and Cash Equivalents in an amount not less than $20,000,000.

                  (k) RESERVED.

                  (l) No Adverse Selection. The Sellers shall not select
Eligible Mortgage Loans to be sold to Buyer as Purchased Mortgage Loans using any type of adverse selection or other selection criteria which would adversely affect the Buyer in any material respect.

                  (m) Mortgage Loan Schedule. On the Friday of each calendar week (or if such date is not a Business Day, the next preceding Business Day), or with such greater frequency as requested by Buyer, the Sellers shall provide to Buyer, electronically, in a format mutually acceptable to Buyer, a Mortgage
Loan Schedule. The Sellers shall not cause the Purchased Mortgage Loans to be serviced by any servicer other than a servicer expressly approved in writing by
Buyer, which approval shall be deemed granted by Buyer with respect to the
Sellers with the execution of this Repurchase Agreement.

                  (n) Insurance. The Sellers shall continue to maintain
insurance coverage with respect to employee dishonesty, forgery or alteration, theft, disappearance and destruction, robbery and safe burglary, property (other than money and securities) and computer fraud in an aggregate amount at least equal to $2,000,000 with respect to errors and omissions insurance and
$5,000,000 with respect to blanket insurance policy. The Sellers shall maintain a fidelity bond as required by applicable state regulations in respect of its officers, employees and agents, with respect to any claims made in connection with all or any portion of the Repurchase Assets. The Sellers shall notify the
Buyer of any material change in the terms of any such fidelity bond or insurance policy.

                  (o) Books and Records. Each Seller shall, to the extent
practicable, maintain and implement administrative and operating procedures
(including, without limitation, an ability to

                                      -43-

recreate records evidencing the Repurchase Assets in the event of the destruction of the originals thereof), and keep and maintain or obtain, as and when required, all documents, books, records and other information reasonably necessary or advisable for the collection of all Repurchase Assets.

                  (p) Security Interest. The Sellers shall do all things
necessary to preserve the Repurchase Assets so that they remains subject to a first priority perfected security interest hereunder. Without limiting the foregoing, the Sellers will comply with all rules, regulations and other laws of any Governmental Authority and cause the Repurchase Assets to comply with all applicable rules, regulations and other laws. The Sellers will not allow any default for which such Seller is responsible to occur under any Repurchase
Assets or any Repurchase Documents and such Seller shall fully perform or cause to be performed when due all of its obligations under any Repurchase Assets or the Repurchase Documents.

                  (q) Illegal Activities. No Seller shall engage in any conduct or activity that could subject their respective assets to forfeiture or seizure.

                  (r) Material Change in Business. No Seller shall make any
material change in the nature of their respective businesses as carried on at the date hereof.

                  (s) Limitation on Dividends and Distributions. Following the
occurrence and during the continuation of an Event of Default, no Seller shall make any payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity interest of such Seller, whether now or hereafter outstanding, or make any other distribution in respect of any of the foregoing or to any shareholder or equity owner of such Seller, either directly or indirectly, whether in cash or property or in obligations of such Seller or any of such Seller's consolidated Subsidiaries.

                  (t) Disposition of Assets; Liens. No Seller shall create,
incur, assume or suffer to exist any mortgage, pledge, Lien, charge or other encumbrance of any nature whatsoever on any of the Repurchase Assets, whether real, personal or mixed, now or hereafter owned, other than the Liens created in connection with the transactions contemplated by this Repurchase Agreement; nor shall such Seller cause any of the Purchased Mortgage Loans to be sold, pledged, assigned or transferred, except for sales of Purchased Mortgage Loans to Takeout
Investors or pursuant to securitizations, provided that the proceeds therefrom are remitted to Buyer in accordance with this Repurchase Agreement.

                  (u) Transactions with Affiliates. No Seller shall enter into any transaction, including, without limitation, the purchase, sale, lease or exchange of property or assets or the rendering or accepting of any service with any Affiliate, unless such transaction is (a) not otherwise prohibited in this
Repurchase Agreement and (b) upon fair and reasonable terms no less favorable to such Seller, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

                  (v) ERISA Matters.

                  (i) No Seller shall permit any event or condition which is described in any of clauses (i) through (vii) of the definition of "Event of Termination" to occur or exist with

                                      -44-

     respect to any Plan or Multiemployer Plan if such event or condition, together with all other events or conditions described in the definition of
     Event of Termination occurring within the prior 12 months, involves the payment of money by or an incurrence of liability of such Seller or any
     ERISA Affiliate thereof, or any combination of such entities in an amount in excess of $250,000.

                  (ii) No Seller shall be an employee benefit plan as defined in
     Section 3 of Title I of ERISA, or a plan described in Section 4975(e)(1) of the Code and (b) the Sellers shall not use "plan assets" within the meaning of 29 CFR ss.2510.3-101 to engage in this Repurchase Agreement or the
     Transactions hereunder.

                  (w) Consolidations, Mergers and Sales of Assets. No Seller
shall (i) consolidate or merge with or into any other Person or (ii) sell, lease or otherwise transfer all or substantially all of its assets to any other
Person; provided that such Seller may merge or consolidate with another Person if such Seller is the Person surviving such merger and such Seller may sell
Purchased Mortgage Loans to Takeout Investors or pursuant to securitizations provided that the proceeds therefrom are remitted to Buyer in accordance with this Repurchase Agreement.

                  (x) Mortgage Loan Reports. Each Seller will furnish to Buyer monthly electronic Mortgage Loan performance data, including, without limitation, delinquency reports, pool analytic reports and static pool reports
(i.e., delinquency, foreclosure and net charge-off reports) and monthly stratification reports summarizing the characteristics of the Mortgage Loans.

                  (y) Agency Approvals; Servicing. MortgageIT shall maintain its status with Fannie Mae and Ginnie Mae as an approved lender and Freddie Mac as an approved seller, in each case in good standing (each such approval, an
"Agency Approval"). MortgageIT shall service or cause to be serviced, all
Mortgage Loans which are subject to an Agency Takeout Commitment in accordance with the applicable Agency guide. Should MortgageIT, for any reason, cease to possess all such applicable Agency Approvals to the extent necessary, or should notification to the relevant Agency or to HUD, FHA or VA be required, MortgageIT shall so notify Buyer immediately in writing. Notwithstanding the preceding sentence, such Seller shall take all necessary action to maintain all of its applicable Agency Approvals at all times during the term of this Repurchase
Agreement and each outstanding Transaction.

                  (z) Guarantees. No Seller shall create, incur, assume or
suffer to exist any Guarantees, except (i) to the extent reflected in such
Seller's financial statements or notes thereto and (ii) to the extent the aggregate Guarantees of such Seller do not exceed, $2,000,000.

                  (aa) Takeout Payments. With respect to each Mortgage Loan
subject to a Takeout Commitment, the Sellers shall arrange that all payments under the related Takeout Commitment shall be paid to the Settlement Account as set forth in the Custodial Agreement, or to an account approved by the Buyer in writing prior to such payment. With respect to any Agency Takeout Commitment, if applicable, (1) with respect to the wire transfer instructions as set forth in
Freddie Mac Form 987 (Wire Transfer Authorization for a Cash Warehouse Delivery)
such wire transfer instructions are identical to Buyer's wire instructions or the Buyer has approved such wire transfer instructions in writing in its sole discretion, or (2) the Payee Number set forth on Fannie Mae Form 1068
(Fixed-Rate, Graduated-Payment, or Growing-

                                      -45-

Equity Mortgage Loan Schedule) or Fannie Mae Form 1069 (Adjustable-Rate Mortgage
Loan Schedule), as applicable, is identical to the Payee Number that has been identified by Buyer in writing as Buyer's Payee Number or the Buyer has approved the related Payee Number in writing in its sole discretion; With respect to any
Takeout Commitment with an Agency for which the Agency is swapping the related
Mortgage Loans for a mortgage backed security, the applicable Agency documents list Buyer as sole subscriber.

                  (bb) Underwriting Guidelines. Without the prior written
consent of Buyer, no Seller shall amend in any material respect or otherwise modify the Underwriting Guidelines in any material respect. Without limiting the foregoing, in the event that a Seller makes any amendment or modification to the
Underwriting Guidelines, such Seller shall promptly deliver to Buyer a complete copy of the amended or modified Underwriting Guidelines.

                  (cc) HELOC Provisions. With respect to each HELOC, if a
Mortgagor requests an increase in the related Credit Limit, such Seller shall, in its sole discretion, either accept or reject the Mortgagor's request in accordance with such Seller's Underwriting Guidelines and notify the Buyer's decision in writing. If the request for a Credit Limit increase is accepted by such Seller, the increase will be effected by such Seller through modification of the Mortgage Loan with the Mortgagor. Such Seller shall deliver to the Buyer an updated Mortgage Loan Schedule reflecting the modification to the Mortgage
Loan and shall deliver any modified Mortgage Loan Documents to the Custodian.

                  (dd) Use of Proceeds. The Sellers shall not enter into
Transactions hereunder with the intent to apply any of the Purchase Price to the outstanding repurchase price under the MLMCI Facility.

                  (ee) Mortgage Loans. The Sellers shall not enter into
Transactions hereunder with Mortgage Loans previously purchased under the MLMCI
Facility.

SECTION 13.       EVENTS OF DEFAULT

                  Section 13.01 Events of Default. If any of the following
events (each an "Event of Default") occur, the Sellers and Buyer shall have the rights set forth in Section 14, as applicable:

                  (a) any Seller shall default in the payment of the Repurchase
Price or Price Differential on its related Repurchase Date or Payment Date, respectively, or any amount necessary to satisfy a Margin Deficit when due pursuant to Section 4; or

                  (b) any Seller shall default in the payment of any other
amount payable by it hereunder or under any other Repurchase Document, or the payment of Expenses or any other Obligations, when the same shall become due and payable, whether at the due date thereof, or by acceleration or otherwise and such failure to make such payment, in all instances set forth herein shall continue unremedied for a period of three Business Days; or

                                      -46-

                  (c) the failure of any Seller to perform, comply with or
observe any term, covenant or agreement applicable to such Seller contained in
Sections 12(a)(i), (h), (j), (n), (r), (s), (t), (u), (v), (w), (x), (y), (z),
(aa), (bb), (cc), (dd) or (ee); or

                  (d) any representation, warranty or certification made or
deemed made herein or in any other Repurchase Document by any Seller or any certificate furnished to the Buyer pursuant to the provisions hereof or thereof or any information with respect to the Purchased Mortgage Loans furnished in writing by on behalf of any Seller shall prove to have been untrue or misleading in any material respect as of the time made or furnished (other than the representations and warranties set forth in Schedule 1, which shall be considered solely for the purpose of determining the Market Value of the
Purchased Mortgage Loans; unless (i) any Seller shall have made any such representations and warranties with actual knowledge that they were materially false or misleading at the time made; or (ii) any such representations and warranties have been determined in good faith by the Buyer in its sole discretion to be materially false or misleading on a regular basis); or

                  (e) any Seller shall fail to observe or perform any other
covenant or agreement contained in this Repurchase Agreement (and not identified in clause (b) of Section 13.01) or any other Repurchase Document, and if such default shall be capable of being remedied, and such failure to observe or perform shall continue unremedied for a period of 1 Business Day; or

                  (f) a judgment or judgments for the payment of money in excess of $1,000,000 in the aggregate shall be rendered against any Seller or any of its Material Subsidiaries by one or more courts, administrative tribunals or other bodies having jurisdiction and the same shall not be satisfied, discharged
(or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof, and any Seller nor any such Material Subsidiary shall, within said period of 30 days, or such longer period during which execution of the same shall have been stayed or bonded, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

                  (g) any "event of default" or any other default which permits a demand for, or requires, the early repayment of obligations due by any Seller or its Material Subsidiaries under (i) any agreement (after the expiration of any applicable grace period under any such agreement) relating to any
Indebtedness of any Seller or any Material Subsidiary, as applicable, to which the Buyer or any Affiliate is a party or (iii) any agreement (after the expiration of any applicable grace period under any such agreement) relating to any Indebtedness of a Seller or any Material Subsidiary, as applicable in an aggregate amount in excess of $1,000,000; or

                  (h) an Event of Insolvency shall have occurred with respect to any Seller; or

                  (i) for any reason, this Repurchase Agreement at any time
shall not be in full force and effect in all material respects or shall not be enforceable in all material respects in accordance with its terms, or any Lien granted pursuant thereto shall fail to be perfected and of first priority, or any Person (other than Buyer) shall contest the validity, enforceability, perfection or priority of any Lien granted pursuant thereto, or any party thereto (other than Buyer) shall seek to disaffirm, terminate, limit or reduce its obligations hereunder; or

                                      -47-

                  (j) any Seller shall grant, or suffer to exist, any Lien on any Repurchase Asset (except any Lien in favor of the Buyer); or (A) the
Repurchase Assets shall not have been sold to the Buyer, or (B) the Liens contemplated hereby shall cease or fail to be first priority perfected Liens on any Repurchase Assets in favor of the Buyer or shall be Liens in favor of any
Person other than the Buyer; or

                  (k) any material adverse change in the Property, business, prospects, financial condition or operations of any Seller or any of its
Material Subsidiaries shall occur, in each case as determined by Buyer in its sole good faith discretion, or any other condition shall exist which, in Buyer's sole good faith discretion, constitutes a material impairment of such Seller's ability to perform its obligations under this Repurchase Agreement or any other
Repurchase Document; or

                  (l) (i) any Person shall engage in any "prohibited
transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code)
involving any Plan of any Seller, (ii) any material "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of any Seller or any Commonly Controlled Entity, (iii) a
Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Plan of any Seller, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the
Buyer, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Plan of any Seller shall terminate for purposes of Title IV of ERISA, (v) any Seller or any Commonly Controlled Entity shall, or in the reasonable opinion of the Buyer is likely to, incur any liability in connection with a withdrawal from, or the insolvency or reorganization of, a Multiemployer
Plan or (vi) any other event or condition shall occur or exist with respect to a
Plan of any Seller; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

                  (m) any change or development involving a prospective change in taxation or other applicable law or regulation or interpretation thereof in the United States directly affecting the Purchased Mortgage Loans or the consequences of Buyer owning, or holding a security interest in, the Purchased
Mortgage Loans; the imposition of exchange controls by the United States, that directly affects the Purchased Mortgage Loans or the consequences of Buyer owning, or holding a security interest in, the Purchased Mortgage Loans; or the imposition of exchange controls by the United States, that directly affects the financial markets of the United States, and makes it, in the sole judgment of
Buyer, inadvisable or impracticable to enter into Transactions with the Mortgage
Loans; or

                  (n) any Seller's audited annual financial statements or the notes thereto or other opinions or conclusions stated therein shall be qualified or limited by reference to the status of any Seller as a "going concern" or a reference of similar import; or

                  (o) The failure of Holdings to at any time continue to be (i)
qualified as a real estate investment trust as defined in Section 856 of the
Code and (ii) entitled to a dividend paid deduction under Section 857 of the
Code with respect to dividends paid by it with respect to each taxable year for which it claims a deduction on its Form 1120 - REIT filed with the United

                                      -48-

States Internal Revenue Service for such year, or the entering into by Holdings of any material "prohibited transactions" as defined in Sections 857(b)(6) of the Code; or

                  (p) The failure of Holdings to satisfy any of the following asset or income tests and Buyer has delivered notice of an Event of Default to
Holdings with respect thereto:

                  (i) At the close of each taxable year, at least 75 percent of
     Holdings' gross income (excluding gross income from prohibited transactions) consists of (i) "rents from real property" within the meaning of Section 856(c)(3)(A) of the Code or the requirements in any successor or replacement provision in the Code, if any, (ii) interest on obligations secured by mortgages on real property or on interests in real property, within the meaning of Section 856(c)(3)(B) of the Code or the requirements in any successor or replacement provision in the Code, if any, (iii) gain from the sale or other disposition of real property (including interests in real property and interests in mortgages on real property) which is not property described in Section 1221(a)(1) of the Code, within the meaning of
     Section 856(c)(3)(C) of the Code or the requirements in any successor or replacement provision in the Code, if any, (iv) dividends or other distributions on, and gain (other than gain from "prohibited transactions"
     within the meaning of Section 857(b)(6)(B)(iii) of the Code) from the sale or other disposition of, transferable shares (or transferable certificates of beneficial interest) in other qualifying REITs within the meaning of
     Section 856(d)(3)(D) of the Code or the requirements in any successor or replacement provision in the Code, if any, and (v) amounts described in
     Sections 856(c)(3)(E) through 856(c)(3)(I) of the Code or the requirements in any successor or replacement provision in the Code, if any.

                  (ii) At the close of each taxable year, at least 95 percent of
     Holdings' gross income (excluding gross income from prohibited transactions) consists of (i) the items of income described in paragraph 1 hereof (other than those described in Section 856(c)(3)(I) of the Code or the requirements in any successor or replacement provision in the Code, if any), (ii) gain realized from the sale or other disposition of stock or securities which are not property described in Section 1221(a)(1) of the
     Code or the requirements in any successor or replacement provision in the
     Code, if any, (iii) interest, (iv) dividends, and (v) income derived from payments to Holdings on interest rate swap or cap agreements, options, futures contracts, forward rate agreements and other similar financial instruments entered into to reduce the interest rate risks with respect to any indebtedness incurred or to be incurred to acquire or carry real estate assets, or gain from the sale or other disposition of such an investment as described in section 856(c)(5)(G), in each case within the meaning of
     Section 856(c)(2) of the Code or the requirements in any successor or replacement provision in the Code, if any.

                  (iii) At the close of each quarter of Holdings' taxable years, at least 75 percent of the value of Holdings' total assets (as determined in accordance with Treasury Regulations Section 1.856-2(d)) has consisted of and will consist of real estate assets within the meaning of Sections
     856(c)(4) and 856(c)(5)(B) of the Code, cash and cash items (including receivables which arise in the ordinary course of Holdings' operations, but not including receivables purchased from another person), and Government

                                      -49-

     Securities, or the requirements in any successor or replacement provision in the Code, if any.

                  (iv) At the close of each quarter of each of Holdings' taxable years, (1) (a) not more than 25 percent of Holdings' total asset value will be represented by securities (other than those described in paragraph 3) ,
     (b) not more than 20 percent of Holdings' total asset value will be represented by securities of one or more taxable REIT subsidiaries, and (c)
     (i) not more than 5 percent of the value of Holdings' total assets will be represented by securities of any one issuer (other than Government
     Securities and securities of taxable REIT subsidiaries), and (ii) Holdings will not hold securities possessing more than 10 percent of the total voting power or value of the outstanding securities of any one issuer
     (other than Government Securities, securities of taxable REIT subsidiaries, and securities of a qualified REIT subsidiary within the meaning of Section
     856(i) of the Code) or (2) such other requirements as set forth in the Code from time to time.

Section 13.02     Termination Event.

                  (a) If the following event (a "Termination Event") occurs, the
Buyer shall have the rights set forth in Section 13.02(b):

                  (i) the senior debt obligations or short-term debt obligations of Merrill Lynch & Co., Inc. shall be rated below the four highest generic grades (without regard to any pluses and minuses reflecting gradations within such generic grades) by any nationally recognized statistical rating organization; or

                  (ii) A Change of Control of any Seller shall have occurred; or

                  (iii) Doug Naidus shall cease to be in a senior management position of MortgageIT, and a replacement acceptable to the Buyer in its sole discretion has not been secured within 180 days.

                  (b) Upon the occurrence of a Termination Event, the Buyer
shall have the right, in its sole discretion, to immediately terminate the
Buyer's agreement to enter into any additional Transactions on the terms of this
Agreement. With respect to the Termination Events set forth in Section 13.02(i)
and (ii), the Sellers shall repurchase any Purchased Mortgage Loans subject to a
Transaction hereunder within 60 days following receipt of a request therefor from Buyer following the occurrence of such Termination Event.

SECTION 14.       REMEDIES

                  (a) If an Event of Default occurs with respect to any Seller, the following rights and remedies are available to the Buyer; provided, that an
Event of Default shall be deemed to be continuing unless expressly waived by the
Buyer in writing.

                  (i) At the option of the Buyer, exercised by written notice to the Sellers (which option shall be deemed to have been exercised, even if no notice is given, immediately

                                      -50-

     upon the occurrence of an Event of Insolvency of the Sellers), the
     Repurchase Date for each Transaction hereunder, if it has not already occurred, shall be deemed immediately to occur. The Buyer shall (except upon the occurrence of an Act of Insolvency of the Sellers) give notice to the Sellers of the exercise of such option as promptly as practicable.

                  (ii) If the Buyer exercises or is deemed to have exercised the option referred to in subsection (a)(i) of this Section,

                       (A) the Sellers' obligations in such Transactions to
                  repurchase all Purchased Mortgage Loans, at the Repurchase
                  Price therefor on the Repurchase Date determined in accordance with subsection (a)(i) of this Section, (1) shall thereupon become immediately due and payable and (2) all Income paid after such exercise or deemed exercise shall be retained by the Buyer and applied to the aggregate unpaid Repurchase Price and any other amounts owed by the Sellers hereunder;

                       (B) to the extent permitted by applicable law, the
                  Repurchase Price with respect to each such Transaction shall be increased by the aggregate amount obtained by daily
                  application of, on a 360 day per year basis for the actual number of days during the period from and including the date of the exercise or deemed exercise of such option to but
                  excluding the date of payment of the Repurchase Price as so increased, (x) the Post-Default Rate in effect following an
                  Event of Default to (y) the Repurchase Price for such
                  Transaction as of the Repurchase Date as determined pursuant to subsection (a)(i) of this Section (decreased as of any day by (i) any amounts actually in the possession of Buyer
                  pursuant to clause (C) of this subsection, and (ii) any
                  proceeds from the sale of Purchased Mortgage Loans applied to the Repurchase Price pursuant to subsection (a)(iv) of this
                  Section; and

                       (C) all Income actually received by the Buyer pursuant
                  to Section 5 (excluding any Late Payment Fees paid pursuant to
                  Section 5(a)) shall be applied to the aggregate unpaid
                  Repurchase Price owed by the Sellers.

                  (iii) Upon the occurrence of one or more Events of Default, the Buyer shall have the right to obtain physical possession of all files of the Sellers relating to the Purchased Mortgage Loans and the Repurchase
     Assets and all documents relating to the Purchased Mortgage Loans which are then or may thereafter come in to the possession of the Sellers or any third party acting for the Sellers and the Sellers shall deliver to the
     Buyer such assignments as the Buyer shall request. The Buyer shall be entitled to specific performance of all agreements of the Sellers contained in the Repurchase Documents.

                  (iv) At any time on the Business Day following notice to the
     Sellers (which notice may be the notice given under subsection (a)(i) of this Section), in the event the Sellers have not repurchased all Purchased
     Mortgage Loans, the Buyer may (A) immediately sell, without demand or further notice of any kind, at a public or private

                                      -51-

     sale and at such price or prices as the Buyer may deem satisfactory any or all Purchased Mortgage Loans and the Repurchase Assets subject to a such
     Transactions hereunder and apply the proceeds thereof to the aggregate unpaid Repurchase Prices and any other amounts owing by the Sellers hereunder or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Mortgage Loans, to give the Sellers credit for such Purchased Mortgage Loans and the Repurchase Assets in an amount equal to the Market Value of the Purchased Mortgage Loans against the aggregate unpaid Repurchase Price and any other amounts owing by the Sellers hereunder. The proceeds of any disposition of Purchased Mortgage Loans and the Repurchase Assets shall be applied first to the costs and expenses incurred by the Buyer in connection with such Seller's default; second to costs of cover and/or related hedging transactions; third to the Repurchase
     Price; and fourth to any other outstanding obligation of the Sellers to the
     Buyer or its Affiliates.

                  (v) The Sellers shall be liable to Buyer for (i) the amount of all reasonable legal or other expenses (including, without limitation, all costs and expenses of Buyer in connection with the enforcement of this
     Repurchase Agreement or any other agreement evidencing a Transaction, whether in action, suit or litigation or bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally, further including, without limitation, the reasonable fees and expenses of counsel
     (including the costs of internal counsel of Buyer) incurred in connection with or as a result of an Event of Default, (ii) damages in an amount equal to the cost (including all fees, expenses and commissions) of entering into replacement transactions and entering into or terminating hedge transactions in connection with or as a result of an Event of Default, and
     (iii) any other loss, damage, cost or expense directly arising or resulting from the occurrence of an Event of Default in respect of a Transaction.

                  (vi) The Buyer shall have, in addition to its rights
     hereunder, any rights otherwise available to it under any other agreement or applicable law.

                  (b) Buyer may exercise one or more of the remedies available to Buyer immediately upon the occurrence of an Event of Default and at any time thereafter without notice to the Sellers. All rights and remedies arising under this Repurchase Agreement as amended from time to time hereunder are cumulative and not exclusive of any other rights or remedies which Buyer may have.

                  (c) Buyer may enforce its rights and remedies hereunder
without prior judicial process or hearing, and each Seller hereby expressly waives any defenses such Seller might otherwise have to require Buyer to enforce its rights by judicial process. Each Seller also waives any defense (other than a defense of payment or performance) such Seller might otherwise have arising from the use of nonjudicial process, enforcement and sale of all or any portion of the Repurchase Assets, or from any other election of remedies. Each Seller recognizes that nonjudicial remedies are consistent with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm's length.

                  (d) To the extent permitted by applicable law, the Sellers shall be liable to the Buyer for interest on any amounts owing by the Sellers hereunder, from the date the Sellers

                                      -52-

become liable for such amounts hereunder until such amounts are (i) paid in full by the Sellers or (ii) satisfied in full by the exercise of the Buyer's rights hereunder. Interest on any sum payable by the Sellers to the Buyer under this paragraph 14(d) shall be at a rate equal to the Post-Default Rate.

                  (e) Upon the occurrence of an Event of Default, the Buyer may obtain a life of loan, transferable real estate Tax Service Contract with an
Approved Tax Service Contract Provider on each Mortgage Loan at the sole cost and expense of the Sellers.

                  (f) Upon the occurrence of a Default or Event of Default, the
Sellers shall provide to Buyer, within 24 hours of request for same, any information requested by Buyer related to any PMI Policy or pool insurance, as applicable, with respect to each Mortgage Loan covered by a PMI Policy or pool insurance. Upon the Buyer's request, after the occurrence of a Default or Event of Default, the Sellers shall deliver to Buyer (i) with respect to each Mortgage
Loan that is covered by a PMI Policy, a certified copy of such PMI Policy or evidence of delegated underwriter approval and (ii) with respect to each
Mortgage Loan which is covered by pool insurance, a pool insurer pool certification.

SECTION 15.       INDEMNIFICATION AND EXPENSES; RECOURSE

                  (a) The Sellers agree to hold the Buyer, and its Affiliates and their officers, directors, employees, agents and advisors (each an
"Indemnified Party") harmless from and indemnify any Indemnified Party against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against such Indemnified Party
(collectively, "Costs"), relating to or arising out of this Repurchase
Agreement, any other Repurchase Document or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Repurchase Agreement, any other Repurchase
Document or any transaction contemplated hereby or thereby, that, in each case, results from anything other than the Indemnified Party's gross negligence or willful misconduct. Without limiting the generality of the foregoing, the
Sellers agree to hold any Indemnified Party harmless from and indemnify such
Indemnified Party against all Costs with respect to all Purchased Mortgage Loans relating to or arising out of any taxes incurred or assessed in connection with the ownership of the Purchased Mortgage Loans, that, in each case, results from anything other than the Indemnified Party's gross negligence or willful misconduct. In any suit, proceeding or action brought by an Indemnified Party in connection with any Purchased Mortgage Loan for any sum owing thereunder, or to enforce any provisions of any Purchased Mortgage Loan, the Sellers will save, indemnify and hold such Indemnified Party harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Sellers of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Sellers. The Sellers also agree to reimburse an Indemnified Party as and when billed by such Indemnified Party for all the Indemnified Party's costs and expenses incurred in connection with the enforcement or the preservation of the
Buyer's rights under this Repurchase Agreement, any other Repurchase Document or any transaction contemplated hereby or thereby, including without limitation the reasonable fees and disbursements of its counsel.

                                      -53-

                  (b) The Sellers agree to pay as and when billed by the Buyer all of the out-of-pocket costs and expenses incurred by the Buyer in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Repurchase Agreement, any other Repurchase
Document or any other documents prepared in connection herewith or therewith.
The Sellers agree to pay as and when billed by the Buyer all of the reasonable out-of-pocket costs and expenses incurred in connection with the consummation and administration of the transactions contemplated hereby and thereby including without limitation filing fees and all the reasonable fees, disbursements and expenses of counsel to the Buyer which amount shall be deducted from the
Purchase Price paid for the first Transaction hereunder. Subject to the limitations set forth in Section 27 hereof, the Sellers agree to pay the Buyer all the reasonable out of pocket due diligence, inspection, testing and review costs and expenses incurred by the Buyer with respect to Purchased Mortgage
Loans submitted by the Sellers for purchase under this Repurchase Agreement, including, but not limited to, those out of pocket costs and expenses incurred by the Buyer pursuant to Sections 15(b) and 27 hereof.

                  (c) The obligations of the Seller from time to time to pay the
Repurchase Price, the Periodic Advance Repurchase Payments, and all other amounts due under this Repurchase Agreement shall be full recourse obligations of the Sellers.

                  (d) Each Seller shall be jointly and severally liable for the full, complete and punctual performance and satisfaction of all obligations of any Seller under this Repurchase Agreement. Accordingly, each Seller waives any and all notice of creation, renewal, extension or accrual of any of the
Obligations and notice of or proof of reliance by Buyer upon such Seller's joint and several liability. Each Seller waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon such Seller with respect to the Obligations. When pursuing its rights and remedies hereunder against any Seller, Buyer may, but shall be under no obligation, to pursue such rights and remedies hereunder against any Seller or any other Person or against any collateral security for the Obligations or any right of offset with respect thereto, and any failure by Buyer to pursue such other rights or remedies or to collect any payments from such Seller or any such other Person to realize upon any such collateral security or to exercise any such right of offset, or any release of such Seller or any such other Person or any such collateral security, or right of offset, shall not relieve such Seller of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Buyer against such Seller.

SECTION 16.       SERVICING

                  (a) The Sellers, on Buyer's behalf, shall contract with a
Servicer to, or if a Seller is the Servicer, such Seller shall, service the
Mortgage Loans consistent with the degree of skill and care that such Seller customarily requires with respect to similar Mortgage Loans owned or managed by it and in accordance with Accepted Servicing Practices. The Servicer shall (i)
comply with all applicable Federal, State and local laws and regulations, (ii)
maintain all state and federal licenses necessary for it to perform its servicing responsibilities hereunder and (iii) not impair the rights of Buyer in any Purchased Mortgage Loans or any payment thereunder. Buyer may terminate the servicing of any Purchased Mortgage Loan with the then existing servicer in accordance with Section 16(e) hereof.

                                      -54-

                  (b) The Sellers shall cause the Servicer to hold or cause to be held all escrow funds collected by the Sellers with respect to any Purchased
Mortgage Loans in trust accounts and shall apply the same for the purposes for which such funds were collected.

                  (c) After Sellers receive notice from Buyer of the need to deposit collections into the Collection Account, the Sellers shall cause the
Servicer to deposit all collections received by the Sellers on account of the
Purchased Mortgage Loans in the Collection Account no later than two Business
Days following receipt thereof.

                  (d) The Sellers shall provide promptly to Buyer (i) a Servicer
Notice addressed to and agreed to by the Servicer of the related Purchased
Mortgage Loans, advising such Servicer of such matters as Buyer may reasonably request, including, without limitation, recognition by the Servicer of Buyer's interest in such Purchased Mortgage Loans and the Servicer's agreement that upon receipt of notice of an Event of Default from Buyer, it will follow the instructions of Buyer with respect to the Purchased Mortgage Loans and any related Income with respect thereto.

                  (e) Upon the occurrence of a Default or Event of Default
hereunder or a material default under the Servicing Agreement, Buyer shall have the right to immediately terminate the Servicer's right to service the Purchased
Mortgage Loans without payment of any penalty or termination fee. The Sellers shall cooperate in transferring the servicing of the Purchased Mortgage Loans to a successor servicer appointed by Buyer in its sole discretion.

                  (f) If the Sellers should discover that, for any reason
whatsoever, any entity responsible to the Sellers by contract for managing or servicing any such Purchased Mortgage Loan has failed to perform fully the
Sellers' obligations under the Repurchase Documents or any of the obligations of such entities with respect to the Purchased Mortgage Loans, the Sellers shall promptly notify Buyer.

SECTION 17.       SINGLE AGREEMENT

                  Buyer and the Sellers acknowledge that, and have entered
hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and that each has been entered into in consideration of the other Transactions. Accordingly, each of Buyer and the
Sellers agree (i) to perform all of its obligations in respect of each
Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transaction hereunder; (iii) that payments, deliveries, and other transfers made by either of them in respect of any
Transaction shall be deemed to have been made in consideration of payments, deliveries, and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries, and other transfers may be applied against each other and netted and (iv) to promptly provide notice to the other after any such set off or application.

                                      -55-

SECTION 18.       SET-OFF

                  In addition to any rights and remedies of the Buyer hereunder and by law, the Buyer shall have the right, without prior notice to the Sellers, any such notice being expressly waived by the Sellers to the extent permitted by applicable law, upon any amount becoming due and payable by the Sellers hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits
(general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Buyer or any Affiliate thereof to or for the credit or the account of the Sellers or any Affiliate thereof. The Buyer agrees promptly to notify the Sellers after any such set-off and application made by the Buyer;
provided that the failure to give such notice shall not affect the validity of such set-off and application.

SECTION 19.       NOTICES AND OTHER COMMUNICATIONS

                  Except as otherwise expressly permitted by this Repurchase
Agreement, all notices, requests and other communications provided for herein
(including without limitation any modifications of, or waivers, requests or consents under, this Repurchase Agreement) shall be given or made in writing
(including without limitation by telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or thereof); or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. Except as otherwise provided in this Repurchase Agreement and except for notices given under Section 3 (which shall be effective only on receipt), all such communications shall be deemed to have been duly given when transmitted by telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

SECTION 20.       ENTIRE AGREEMENT; SEVERABILITY

                  This Repurchase Agreement, together with the Repurchase
Documents, constitute the entire understanding between Buyer and the Sellers with respect to the subject matter they cover and shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions involving Purchased Mortgage Loans. By acceptance of this Repurchase Agreement, Buyer and Sellers acknowledge that they have not made, and are not relying upon, any statements, representations, promises or undertakings not contained in this Repurchase Agreement. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 21.       NON-ASSIGNABILITY

                  The rights and obligations of the parties under this
Repurchase Agreement and under any Transaction shall not be assigned by any
Seller without the prior written consent of Buyer. Subject to the foregoing, this Repurchase Agreement and any Transactions shall be

                                      -56-

binding upon and shall inure to the benefit of the parties and their respective successors and assigns. Nothing in this Repurchase Agreement express or implied, shall give to any Person, other than the parties to this Repurchase Agreement and their successors hereunder, any benefit of any legal or equitable right, power, remedy or claim under this Repurchase Agreement. Buyer may from time to time with the prior written consent of the Sellers (which consent will not be unreasonably withheld (provided that such consent shall not be required with respect to an assignment to any Affiliate of the Buyer or if an Event of Default
shall have occurred and is continuing)) assign all or a portion of its rights and obligations under this Repurchase Agreement and the Repurchase Documents;
provided, however that Buyer shall maintain, for review by the Sellers upon written request, a register of assignees and a copy of an executed assignment and acceptance by Buyer and assignee ("Assignment and Acceptance"), specifying the percentage or portion of such rights and obligations assigned. Upon such assignment, (a) such assignee shall be a party hereto and to each Repurchase
Document to the extent of the percentage or portion set forth in the Assignment and Acceptance, and shall succeed to the applicable rights and obligations of
Buyer hereunder, and (b) Buyer shall, to the extent that such rights and obligations have been so assigned by it be released from its obligations hereunder and under the Repurchase Documents. Unless otherwise stated in the
Assignment and Acceptance, the Sellers shall continue to take directions solely from Buyer unless otherwise notified by Buyer in writing. Buyer may distribute to any prospective assignee any document or other information delivered to Buyer by Sellers.

                  The Buyer may sell participations to one or more Persons in or to all or a portion of its rights and obligations under this Repurchase
Agreement; provided, however, that (i) the Buyer's obligations under this
Repurchase Agreement shall remain unchanged, (ii) the Buyer shall remain solely responsible to the other parties hereto for the performance of such obligations;
and (iii) the Sellers shall continue to deal solely and directly with the Buyer in connection with the Buyer's rights and obligations under this Repurchase
Agreement and the other Repurchase Documents. Notwithstanding the terms of
Sections 6,7 and 8, each participant of the Buyer shall be entitled to the additional compensation and other rights and protections afforded the Buyer under Sections 6,7 and 8 to the same extent as the Buyer would have been entitled to receive them with respect to the participation sold to such participant.

                  The Buyer may, in connection with any assignment or
participation or proposed assignment or participation pursuant to this Section
21, disclose to the assignee or participant or proposed assignee or participant, as the case may be, any information relating to the Sellers or any of its
Subsidiaries or to any aspect of the Transactions that has been furnished to the
Buyer by or on behalf of the Sellers or any of their Subsidiaries; provided that such assignee or participant agrees to hold such information subject to the confidentiality provisions of this Repurchase Agreement.

                  The Buyer may at any time create a security interest in all or any portion of its rights under this Repurchase Agreement in favor of any
Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal
Reserve Bank. No such assignment shall release the assigning Buyer from its obligations hereunder.

                                      -57-

                  In the event the Buyer assigns all or a portion of its rights and obligations under this Repurchase Agreement, the parties hereto agree to negotiate in good faith an amendment to this Repurchase Agreement to add agency provisions similar to those included in repurchase agreements for similar syndicated repurchase facilities.

SECTION 22.       TERMINABILITY

                  Each representation and warranty made or deemed to be made by entering into a Transaction, herein or pursuant hereto shall survive the making of such representation and warranty, and the Buyer shall not be deemed to have waived any Default that may arise because any such representation or warranty shall have proved to be false or misleading, notwithstanding that the Buyer may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time the Transaction was made.
Notwithstanding any such termination or the occurrence of an Event of Default, all of the representations and warranties and covenants hereunder shall continue and survive. The obligations of the Sellers under Section 15 hereof shall survive the termination of this Repurchase Agreement.

SECTION 23.       GOVERNING LAW

                  THIS REPURCHASE AGREEMENT SHALL BE GOVERNED BY THE INTERNAL
LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW
PRINCIPLES THEREOF.

SECTION 24.       SUBMISSION TO JURISDICTION; WAIVERS

                  BUYER AND EACH SELLER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                  (I) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR
     PROCEEDING RELATING TO THIS REPURCHASE AGREEMENT AND THE OTHER REPURCHASE
     DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT
     THEREOF, TO THE EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE
     OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE
     SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

                  (II) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE
     BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY
     OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION
     OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS
     BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                                      -58-

                  (III) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR
     PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR
     CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE
     PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH
     OTHER ADDRESS OF WHICH THE BUYER SHALL HAVE BEEN NOTIFIED; AND

                  (IV) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO
     EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL
     LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

                  (V) THE BUYER AND EACH SELLER HEREBY IRREVOCABLY WAIVE, TO THE
     FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY
     JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS REPURCHASE
     AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED
     HEREBY OR THEREBY.

SECTION 25.       NO WAIVERS, ETC.

                  No failure on the part of the Buyer to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Repurchase Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any
Repurchase Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. An Event of
Default shall be deemed to be continuing unless expressly waived by the Buyer in writing.

SECTION 26.       RESERVED

SECTION 27.       DUE DILIGENCE

                  The Sellers acknowledge that Buyer has the right to perform continuing due diligence reviews with respect to the Mortgage Loans and the
Sellers, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and the Sellers agree that upon reasonable prior notice unless an Event of Default shall have occurred, in which case no notice is required, to the Sellers, Buyer or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Mortgage Files and any and all documents, records, agreements, instruments or information relating to such Mortgage Loans in the possession or under the control of the Sellers and/or the Custodian. The Sellers also shall make available to Buyer a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Mortgage Files and the Mortgage Loans. Without limiting the generality of the foregoing, the Sellers acknowledge that Buyer may purchase
Mortgage Loans from the Sellers based solely upon the information provided by the Sellers to Buyer in the Purchased Mortgage Loan Schedule

                                      -59-

and the representations, warranties and covenants contained herein, and that
Buyer, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Mortgage Loans purchased in a
Transaction, including, without limitation, ordering broker's price opinions, new credit reports and new appraisals on the related Mortgaged Properties and otherwise re-generating the information used to originate such Mortgage Loan.
Buyer may underwrite such Mortgage Loans itself or engage a mutually agreed upon third party underwriter to perform such underwriting. The Sellers agree to cooperate with Buyer and any third party underwriter in connection with such underwriting, including, but not limited to, providing Buyer and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Mortgage Loans in the possession, or under the control, of the Sellers. The Sellers further agree that the Sellers shall pay all out-of-pocket costs and expenses incurred by Buyer in connection with Buyer's activities pursuant to this Section 27 ("Due Diligence Costs");
provided, that such Due Diligence Costs shall not exceed $20,000 per calendar year unless a Default or Event of Default shall have occurred, in which event
Buyer shall have the right to perform due diligence, at the sole expense of
Sellers without regard to the dollar limitation set forth herein.

SECTION 28.       COMMITMENT FEE

                  The Seller shall pay the Buyer in immediately available funds, due and owing on the date hereof (and upon each extension, if the Repurchase
Agreement has not been terminated), the Commitment Fee, which shall be prorated for the number of days remaining prior to the Termination Date. Such payment shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to Buyer at such account designated by Buyer.

SECTION 29.       RESERVED

SECTION 30.       BUYER'S APPOINTMENT AS ATTORNEY-IN-FACT

                  (a) Each Seller hereby irrevocably constitutes and appoints the Buyer and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Seller and in the name of such Seller or in its own name, from time to time in the Buyer's discretion, for the purpose of carrying out the terms of this Repurchase Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this
Repurchase Agreement, and, without limiting the generality of the foregoing, such Seller hereby gives the Buyer the power and right, on behalf of such
Seller, without assent by, but with notice to, such Seller, if an Event of
Default shall have occurred and be continuing, to do the following:

                  (i) in the name of such Seller, or in its own name, or
     otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to any other Repurchase Assets and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Buyer for the purpose of collecting any and all such moneys due with respect to any other Repurchase Assets whenever payable;

                                      -60-

                  (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Repurchase Assets;

                  (iii) (A) to direct any party liable for any payment under any
     Repurchase Assets to make payment of any and all moneys due or to become due thereunder directly to the Buyer or as the Buyer shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Repurchase Assets; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any Repurchase Assets; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Repurchase Assets or any proceeds thereof and to enforce any other right in respect of any Repurchase Assets; (E) to defend any suit, action or proceeding brought against such Seller with respect to any Repurchase Assets; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Buyer may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Repurchase Assets as fully and completely as though the Buyer were the absolute owner thereof for all purposes, and to do, at the Buyer's option and such Seller's expense, at any time, and from time to time, all acts and things which the
     Buyer deems necessary to protect, preserve or realize upon the Repurchase
     Assets and the Buyer's Liens thereon and to effect the intent of this
     Repurchase Agreement, all as fully and effectively as such Seller might do.

                  (b) Each Seller hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                  (c) Each Seller also authorizes the Buyer, if an Event of
Default shall have occurred, from time to time, to execute, in connection with any sale provided for in Section 14 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Repurchase
Assets.

                  (d) The powers conferred on the Buyer hereunder are solely to protect the Buyer's interests in the Repurchase Assets and shall not impose any duty upon it to exercise any such powers. The Buyer shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Sellers for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct.

SECTION 31.       MISCELLANEOUS

                  (a) Counterparts. This Repurchase Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Repurchase
Agreement by signing any such counterpart.

                                      -61-

                  (b) Captions. The captions and headings appearing herein are for included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Repurchase Agreement.

                  (c) Acknowledgment. Each Seller hereby acknowledges that:

                  (i) it has been advised by counsel in the negotiation,
     execution and delivery of this Repurchase Agreement and the other
     Repurchase Documents;

                  (ii) the Buyer has no fiduciary relationship to the Sellers;
     and

                  (iii) no joint venture exists between the Buyer and the
     Sellers.

SECTION 32.       CONFIDENTIALITY

                  The Buyer and each Seller hereby acknowledge and agree that all written or computer-readable information provided by one party to any other regarding the terms set forth in any of the Repurchase Documents or the
Transactions contemplated thereby (the "Confidential Terms") shall be kept confidential and shall not be divulged to any party without the prior written consent of such other party except to the extent that (i) it is necessary to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies or regulatory bodies or in order to comply with any applicable federal or state laws, (ii) any of the Confidential Terms are in the public domain other than due to a breach of this covenant, or (iii) in the event of an Event of Default the Buyer determines such information to be necessary or desirable to disclose in connection with the marketing and sales of the
Purchased Mortgage Loans or otherwise to enforce or exercise the Buyer's rights hereunder. Each of the parties hereto hereby acknowledges that the provisions of the federal securities laws may restrict any Person who is in the possession of material, non-public information regarding any company from purchasing or selling securities of such company and from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities. Each of the parties hereto hereby agrees to abide by such laws as they relate to the other's securities and confidential information. Notwithstanding the foregoing or anything to the contrary contained herein or in any other Repurchase Document, the parties hereto may disclose to any and all Persons, without limitation of any kind, the U.S. federal, state and local tax treatment of the Transactions, any fact relevant to understanding the U.S. federal, state and local tax treatment of the Transactions, and all materials of any kind (including opinions or other tax analyses) relating to such U.S. federal, state and local tax treatment and that may be relevant to understanding such tax treatment; provided that Sellers may not disclose the name of or identifying information with respect to Buyer or any pricing terms (including, without limitation, the
Pricing Spread, Purchase Price Percentage, and Purchase Price) or other nonpublic business or financial information (including any sublimits and financial covenants) that is unrelated to the U.S. federal, state and local tax treatment of the Transactions to the taxpayer and is not relevant to understanding the U.S. federal, state and local tax treatment of the
Transactions to the taxpayer, without the prior written consent of the Buyer.
The provisions set forth in this Section 32 shall survive the termination of this Repurchase Agreement.

                                      -62-

SECTION 33.       INTENT

                  (a) The parties recognize that each Transaction is a
"repurchase agreement" as that term is defined in Section 101 of Title 11 of the
United States Code, as amended (except insofar as the type of Mortgage Loans subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a "securities contract" as that term is defined in
Section 741 of Title 11 of the United States Code, as amended (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

                  (b) It is understood that either party's right to liquidate
Mortgage Loans delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Paragraph 11 hereof is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of
Title 11 of the United States Code, as amended.

                  (c) The parties agree and acknowledge that if a party hereto is an "insured depository institution," as such term is defined in the Federal
Deposit Insurance Act, as amended ("FDIA"), then each Transaction hereunder is a
"qualified financial contract," as that term is defined in FDIA and any rules, orders or policy statements thereunder (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

                  (d) It is understood that this Repurchase Agreement
constitutes a "netting contract" as defined in and subject to Title IV of the
Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA") and
each payment entitlement and payment obligation under any Transaction hereunder shall constitute a "covered contractual payment entitlement" or "covered contractual payment obligation", respectively, as defined in and subject to
FDICIA (except insofar as one or both of the parties is not a "financial institution" as that term is defined in FDICIA).

SECTION 34.       DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS

                  The parties acknowledge that they have been advised that:

                  (a) in the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission
("SEC") under Section 15 of the Securities Exchange Act of 1934 ("1934 Act"),
the Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 ("SIPA") do not
protect the other party with respect to any Transaction hereunder;

                  (b) in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder;

                  (c) in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a
Transaction hereunder are not a deposit and therefore are not insured by the
Federal Deposit Insurance Corporation or the National Credit Union Share
Insurance Fund, as applicable; and

                                      -63-

                  (d) this Repurchase Agreement is intended to be a "repurchase agreement" and a "securities contract," within the meaning of Section 555 and
Section 559 under the Bankruptcy Code.

SECTION 35.       CONFLICTS

                  In the event of any conflict between the terms of this
Repurchase Agreement, any other Repurchase Document and any Confirmation, the documents shall control in the following order of priority: first, the terms of the Confirmation shall prevail, then the terms of this Repurchase Agreement shall prevail, and then the terms of the Repurchase Documents shall prevail.

SECTION 36.       AUTHORIZATIONS

                  Any of the persons whose signatures and titles appear on
Exhibit X are authorized, acting singly, to act for the Sellers or Buyer, as the case may be, under this Repurchase Agreement.

SECTION 37.       ACKNOWLEDGEMENT OF ANTI-PREDATORY LENDING POLICIES.

                  Buyer has in place internal policies and procedures that
expressly prohibit its purchase of any High Cost Mortgage Loan.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                                      -64-

                  IN WITNESS WHEREOF, the parties have entered into this
Repurchase Agreement as of the date set forth above.

                                             BUYER:
                                             ------

                                             MERRILL LYNCH BANK USA

                                             By: /s/ John Winchester
                                                 -------------------
                                                 Name: John Winchester
                                                 Title: Vice President

                                             Address for Notices:
                                             -------------------

                                                 4 World Financial Center
                                                 10th Floor
                                                 New York, New York 10080

                                                 Attention: James B. Cason
                                                 Telecopier No.: (212) 449-3673
                                                 Telephone No.: (212) 449-1219

                                       SELLER:
                                       -------

                                       MORTGAGEIT, INC.

                                       By: /s/ John R. Cuti
                                           ----------------
                                           Name: John R. Cuti
                                           Title: General Counsel and Secretary

                                       Address for Notices:
                                       -------------------
                                           33 Maiden Lane, 6th Floor
                                           New York, NY 10038
                                           Attention: John R. Cuti
                                           Telecopier No.: 212.651.4862
                                           Telephone No: 212.651.7696

                                       SELLER:
                                       -------

                                       MORTGAGEIT HOLDINGS, INC.

                                       By:  /s/ John R. Cuti
                                            ----------------
                                            Name: John R. Cuti
                                            Title: General Counsel and Secretary

                                       Address for Notices:
                                       --------------------
                                            33 Maiden Lane, 6th Floor
                                            New York, NY 10038
                                            Attention: Michael Zigrossi
                                                       John R. Cuti
                                            Telecopier No.: 212-651-4674
                                            Telephone No: 212-651-7774

                                           SELLER:
                                           -------

                                           MHL FUNDING CORP.

                                           By:  /s/ John R. Cuti
                                               Name: John R. Cuti
                                               Title: Secretary

                                           Address for Notices:
                                           -------------------
                                               33 Maiden Lane, 6th Floor
                                               New York, NY 10038
                                               Attention:  John R. Cuti
                                               Telecopier No.:  212.651.4862
                                               Telephone No:  212.651.7696

                                           SELLER:
                                           -------

                                           NEXT AT BAT LENDING, INC.

                                           By: /s/ John R. Cuti
                                               Name: John R. Cuti
                                               Title: Secretary

                                           Address for Notices:
                                           -------------------
                                               33 Maiden Lane, 6th Floor
                                               New York, NY 10038
                                               Attention: John R. Cuti
                                               Telecopier No.: 212.651.4862
                                               Telephone No: 212.651.7696

                                                                      SCHEDULE 1
                                                                      ----------

                REPRESENTATIONS AND WARRANTIES RE: MORTGAGE LOANS

                  Each of the Sellers makes the following representations and warranties to the Buyer, with respect to each Mortgage Loan, that as of the
Purchase Date for the purchase of any Purchased Mortgage Loans by the Buyer from the Sellers and as of the date of this Repurchase Agreement and any Transaction hereunder and at all times while the Repurchase Documents and any Transaction hereunder is in full force and effect. For purposes of this Schedule 1 and the representations and warranties set forth herein, a breach of a representation or warranty shall be deemed to have been cured with respect to a Mortgage Loan if and when a Seller has taken or caused to be taken action such that the event, circumstance or condition that gave rise to such breach no longer adversely affects such Mortgage Loan. With respect to those representations and warranties which are made to the best of a Seller's knowledge, if it is discovered by such
Seller or the Buyer that the substance of such representation and warranty is inaccurate, notwithstanding the such Seller's lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation and warranty.

                  (a) Mortgage Loans as Described. The information set forth in the related Mortgage Loan Schedule is complete, true and correct;

                  (b) Payments Current. All payments required to be made up to the close of business on the Purchase Date for such Mortgage Loan under the terms of the Mortgage Note have been made and credited. No payment required under the Mortgage Loan is sixty (60) days or more past due nor has any payment under the Mortgage Loan been sixty (60) days or more past due at any time since the origination of the Mortgage Loan. The first Monthly Payment shall be made, or shall have been made, with respect to the Mortgage Loan on its Due Date or within the grace period, all in accordance with the terms of the related
Mortgage Note; and, if the Mortgage Loan is a Co-op Loan, no foreclosure action or private or public sale under the Uniform Commercial Code has ever to the knowledge of the Sellers, been threatened or commenced with respect to the Co-op
Loan;

                  (c) No Outstanding Charges. There are no delinquent taxes, ground rents, water charges, sewer rents, governmental assessments, municipal charges, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related
Mortgaged Property. The related Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the
Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage
Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest;

                  (d) Original Terms Unmodified. The terms of the Mortgage Note
(and the Proprietary Lease and the Pledge Instruments with respect to each Co-op
Loan) and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written

                                    Sch. 1-1

instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the
Custodian; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Insurance Policy, if any, and the title insurer, to the extent required by the related policy, and is reflected on the related Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Custodian and the terms of which are reflected in the related Mortgage
Loan Schedule;

                  (e) No Defenses. The Mortgage Note and the Mortgage related to such Mortgage Loan (and the Assignment of Lease Agreement related to each Co-op
Loan) are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and no Mortgagor was a debtor of any state or federal bankruptcy or insolvency proceeding at the time the
Mortgage Loan was originated;

                  (f) Hazard Insurance. The Mortgaged Property is insured by a fire and extended perils insurance policy, issued by a Qualified Insurer, and such other hazards as are customary in the area where the Mortgaged Property is located, and to the extent required by the related Seller as of the date of origination consistent with the Underwriting Guidelines, against earthquake and other risks insured against by Persons operating like properties in the locality of the Mortgaged Property, in an amount not less than the greatest of (i) 100%
of the replacement cost of all improvements to the Mortgaged Property, (ii) the outstanding principal balance of the Mortgage Loan, or (iii) the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and consistent with the amount that would have been required as of the date of origination in accordance with the Underwriting
Guidelines. If any portion of the Mortgaged Property is in an area identified by any federal Governmental Authority as having special flood hazards, and flood insurance is available, a flood insurance policy meeting the current guidelines of the Federal Emergency Management Agency is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) (a) with respect to a Mortgage Loan other than a HELOC, the outstanding principal balance of the Mortgage Loan or (b) with respect to a
HELOC, the Credit Limit of the HELOC (2) the full insurable value of the
Mortgaged Property, and (3) the maximum amount of insurance available under the
National Flood Insurance Act of 1968, as amended by the Flood Disaster
Protection Act of 1974. All such insurance policies (collectively, the "hazard insurance policy") contain a standard mortgagee clause naming any Seller, its successors and assigns (including, without limitation, subsequent owners of the
Mortgage Loan), as mortgagee, and may not be reduced, terminated or canceled without 30 days' prior written notice to the mortgagee. No such notice has been received by any Seller. All premiums on such insurance policy have been paid.
The related Mortgage obligates the Mortgagor to maintain all such insurance and, at such Mortgagor's failure to do so, authorizes the mortgagee to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Where

                                    Sch. 1-2

required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering a condominium, or any hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer and is in full force and effect. No Seller has engaged in, nor has any knowledge of the Mortgagor's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other Person, and no such unlawful items have been received, retained or realized by any Seller;

(g) Compliance with Applicable Law. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations, and the Sellers shall maintain or shall cause its agent to maintain in its possession, available for the inspection of Buyer, and shall deliver to Buyer, upon demand, evidence of compliance with all such requirements; (h) No Satisfaction of Mortgage. The
Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release. No Seller has waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has any Seller waived any default resulting from any action or inaction by the Mortgagor; (i) Valid First or Second Lien. The Mortgage is a
valid, subsisting, enforceable and perfected (a) with respect to each first lien
Mortgage Loan, first priority lien and first priority security interest, or (b)
with respect to each Second Lien Mortgage Loan, second priority lien and second priority security interest, in each case, on the real property included in the
Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the
Mortgage is subject only to:

                  (A) the lien of current real property taxes and assessments not yet due and payable;

                  (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in Buyer's title insurance policy delivered to the originator of the
Mortgage Loan and (a) referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (b) which do not adversely affect the
Appraised Value of the Mortgaged Property set forth in such appraisal;

                                    Sch. 1-3

                  (C) other matters to which like properties are commonly
subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property; and

                  (D) with respect to each Mortgage Loan which is a Second Lien
Mortgage Loan, a first lien on the Mortgaged Property.

                  Any security agreement, chattel mortgage or equivalent
document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable (a) with respect to each first lien Mortgage Loan, first priority lien and first priority security interest, or (b) with respect to each Second Lien Mortgage Loan, second priority lien and second priority security interest, in each case, on the property described therein and each Seller has full right to pledge and assign the same to Buyer. The Mortgaged Property was not, as of the date of origination of the
Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the
Mortgage; with respect to each Co-op Loan, each Assignment of Lease Agreement creates a valid, enforceable and subsisting first security interest in the collateral securing the related Mortgage Note subject only to (a) the lien of the related Co-op Corporation for unpaid assessments representing the obligor's pro rata share of the Co-op Corporation's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the
Assignment of Lease Agreement; provided, however, that the appurtenant
Proprietary Lease may be subordinated or otherwise subject to the lien of any mortgage on the Co-op Project;

   Validity of Mortgage Documents. The Mortgage Note and the Mortgage with respect to the Mortgage Loan (and the Assignment of Lease Agreement with respect to each Co-op Loan) and any other agreement executed and delivered by a Mortgagor or guarantor, if applicable, in connection with a Mortgage Loan are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage
  Note, the Mortgage and any other such related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note, the
  Mortgage and any such agreement, and the Mortgage Note, the Mortgage and any other such related agreement have been duly and properly executed by such related parties.
   With respect to each Co-op Loan, all parties to the Mortgage Note and the
 Mortgage Loan had legal capacity to execute and deliver the Mortgage Note, the
 Assignment of Lease Agreement, the Proprietary Lease, the Stock Power,
   the Recognition Agreement, the Financing Statement and the Assignment of
 Proprietary Lease and such documents have been duly and properly executed by such parties; each Stock Power (i) has all signatures guaranteed or (ii)
  if all signatures are not guaranteed, then such Co-op Shares will be transferred by the stock transfer agent of the Co-op Corporation if the
  Sellers undertake to convert the ownership of the collateral securing the related
   Co-op Loan. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of any Person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan. Each Seller has reviewed all of the documents constituting the Mortgage File and has made such inquiries as it deems
 necessary to make and confirm the accuracy of the

                                    Sch. 1-4

representations set forth herein. To the best of each Seller's knowledge, except as disclosed to Buyer in writing, all tax identifications and property descriptions are legally sufficient; and tax segregation, where required, has been completed;

                  (k) Full Disbursement of Proceeds. Except with respect to
HELOCs, the proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the
Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;

                  (l) Ownershnip. The related Seller has full right to sell the
Mortgage Loan to Buyer free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell each Mortgage Loan pursuant to this Repurchase Agreement and following the sale of each Mortgage Loan (and with respect to any Co-op
Loan, the sole owner of the related Assignment of Lease Agreement), Buyer will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest except any such security interest created pursuant to the terms of this Repurchase Agreement;

                  (m) Doing Business. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are
(or, during the period in which they held and disposed of such interest, were)
(i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (ii) either (A)
organized under the laws of such state, (B) qualified to do business in such state, (C) a federal savings and loan association, a savings bank or a national bank having a principal office in such state, or (D) not doing business in such state;

                  (n) Title Insurance. The Mortgage Loan is covered by either
(i) an attorney's opinion of title and abstract of title, the form and substance of which is acceptable to prudent mortgage lending institutions making mortgage loans in the area wherein the Mortgaged Property is located or (ii) an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac and each such title insurance policy is issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring each Seller, its successors and assigns, as to the first priority lien or second priority lien, as applicable of the Mortgage, as applicable in the amount of (a) with respect to a HELOC, the Credit Limit of the
HELOC or (b) with respect to a Mortgage Loan other than a HELOC, the original principal amount of the Mortgage Loan (or to the extent a Mortgage Note provides for negative amortization, the maximum amount of negative amortization in accordance with the Mortgage), subject only to the exceptions contained in clauses (A), (B), (C), and (D) of paragraph (i) of this Schedule 1, and in the case of adjustable rate Mortgage Loans, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the
Mortgage providing for adjustment to the Mortgage Interest Rate and Monthly
Payment. Where

                                    Sch. 1-5

required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance.
Additionally, such lender's title insurance policy affirmatively insures ingress and egress and against encroachments by or upon the Mortgaged Property or any interest therein. The title policy does not contain any special exceptions
(other than the standard exclusions) for zoning and uses and has been marked to delete the standard survey exception or to replace the standard survey exception with a specific survey reading. The related Seller, its successors and assigns, are the sole insureds of such lender's title insurance policy, and such lender's title insurance policy is valid and remains in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Repurchase Agreement. No claims have been made under such lender's title insurance policy, and no prior holder or servicer of the related Mortgage, including the related Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy, including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other Person, and no such unlawful items have been received, retained or realized by the related Seller;

                  (o) No Defaults. There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and related the Seller has not waived any default, breach, violation or event of acceleration; and with respect to each Co-op Loan, there is no default in complying with the terms of the Mortgage Note, the Assignment of Lease Agreement and the Proprietary Lease and all maintenance charges and assessments (including assessments payable in the future installments, which previously became due and owing) have been paid, and the related Seller has the right under the terms of the Mortgage Note, Assignment of Lease Agreement and
Recognition Agreement to pay any maintenance charges or assessments owed by the
Mortgagor;
                  (p) No Mechanics' Liens. There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage; Location of Improvements;

                  (q) Encroachments. All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged
Property. No improvement located on or being part of the Mortgage Property is in violation of any applicable zoning law or regulation;

                  (r) Origination. The Mortgage Loan was originated by or in conjunction with a mortgagee approved by the Secretary of Housing and Urban
Development pursuant to s 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar banking institution which is supervised and examined by a federal or state authority. Principal payments on the Mortgage Loan commenced no more than 60 days after (i) funds were disbursed in connection with the Mortgage
Loan or (ii)

                                    Sch. 1-6

acquisition of the Mortgage Loan by any Seller. The Mortgage Interest Rate
is adjusted, with respect to adjustable rate Mortgage Loans, on each Interest
Rate Adjustment Date to equal the Index plus the Gross Margin (rounded up or down to the nearest .125%), subject to the Mortgage Interest Rate Cap. The
Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, which installments of interest, with respect to adjustable rate Mortgage Loans, are subject to change due to the adjustments to the Mortgage Interest Rate on each Interest Rate Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the
Mortgage Loan fully by the stated maturity date, over an original term of not more than 30 years from commencement of amortization. The Due Date (i) of the first payment under the Mortgage Note is no more than 60 days from the date of the Mortgage Note; or (ii) of the first payment under the Mortgage Note is no more than 60 days from the date any Seller acquired the Mortgage Note;

                  (s) Payment Provisions. Other than with respect to HELOCs, principal payments on the Mortgage Loan commenced no more than sixty days after
(i) the proceeds of the Mortgage Loan were disbursed or (ii) acquisition of the
Mortgage Loan by any Seller. The Mortgage Loan bears interest at the Mortgage
Interest Rate. With respect to each Mortgage Loan, the Mortgage Note is payable on the first day of each month in Monthly Payments, which, in the case of a
Fixed Rate Mortgage Loan, are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate, and, in the case of an Adjustable Rate Mortgage
Loan, are changed on each Adjustment Date, and in any case, are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Index for each
Adjustable Rate Mortgage Loan is as defined in the related Purchase Price and
Terms Letter. The Mortgage Note does not permit negative amortization. No
Mortgage Loan is a Convertible Mortgage Loan. With respect to HELOCs, the related Mortgagor may request advances up to the Credit Limit within the first ten years following the date of origination; each HELOC will amortize within thirty (30) years from the date of origination;

                  (t) Customary Provisions. The Mortgage Note has a stated
maturity. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the
Mortgage Loan will be able to deliver good and merchantable title to the
Mortgaged Property. There is no homestead or other exemption available to a
Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgage Note and
Mortgage are on forms acceptable to Freddie Mac or Fannie Mae;

                  (u) Collection Practices; Escrow Deposits; Interest Rate
Adjustments. The origination and collection practices used by the Sellers with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry. The Mortgage Loan has been serviced by the Sellers, the Servicer and any predecessor servicer in accordance with the terms of the Mortgage Note. With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession

                                    Sch. 1-7

of, or under the control of, the Sellers and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due the Sellers have been capitalized under any Mortgage or the related
Mortgage Note and no such escrow deposits or Escrow Payments are being held by the related Seller for any work on a Mortgaged Property which has not been completed. All Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage
Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited;

                  (v) Mortgaged Property Undamaged. The Mortgaged Property is
free of damage by fire, earthquake or earth movement, windstorm, flood, tornado or other casualty and waste, and there is no proceeding pending for the total or partial condemnation thereof;

                  (w) Customary Provisions. The Mortgage and related Mortgage
Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the
Mortgaged Property of the benefits of the security provided thereby, including,
(a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (b) otherwise by judicial foreclosure. The Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgagor has not notified any Seller and no
Seller has any knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act of 2003;

                  (x) Conformance with Agency Standards. The Mortgage Loan was underwritten in accordance with the underwriting guidelines in effect at the time the Mortgage Loan was originated. The Mortgage Note and Mortgage are on forms acceptable to Fannie Mae or Freddie Mac;

                  (y) No Additional Collateral. The Mortgage Note is not and has
not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (j) above;

                  (z) Appraisal. Except with respect to HELOCs originated in accordance with the Underwriting Guidelines, the Mortgage File contains an appraisal of the related Mortgaged Property which satisfied the standards of
Fannie Mae and Freddie Mac and was made and signed, prior to the approval of the
Mortgage Loan application, by a qualified appraiser, duly appointed by the related Seller, who had no interest, direct or indirect in the Mortgaged
Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of Fannie Mae and Freddie Mac. Each appraisal of the
Mortgage Loan was made in accordance with the requirements of Title XI of the
Federal Institutions Reform, Recovery, and Enforcement Act of 1989 and the
regulations promulgated thereunder, all as in effect on the date the Mortgage
Loan was originated;

                                    Sch. 1-8

                  (aa) Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the
Mortgage, and no fees or expenses are or will become payable by the Buyer to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                  (bb) No Buydown Provisions; No Graduated Payments or
Contingent Interests. Other than those Mortgage Loans acceptable for purchase by an Agency, no Mortgage Loan contains provisions pursuant to which Monthly
Payments are (a) paid or partially paid with funds deposited in any separate account established by the Sellers, the Mortgagor, or anyone on behalf of the
Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a "buydown" provision. The
Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

                  (cc) Mortgagor Acknowledgment. The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of fixed rate mortgage loans in the case of Fixed Rate Mortgage Loans, and adjustable rate mortgage loans in the case of Adjustable Rate Mortgage Loans and rescission materials with respect to Refinanced Mortgage Loans, and such statement is and will remain in the Mortgage File;

                  (dd) No Construction Loans. No Mortgage Loan was made for the stated purpose of (a) the construction or rehabilitation of a Mortgaged Property or (b) facilitating the trade-in or exchange of a Mortgaged Property;

                  (ee) Acceptable Investment. No Seller has any knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property
(or with respect to a Co-op Loan, the Assignment of Lease Agreement, the Co-op
Unit or the Co-op Project), the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan;

                  (ff) LTV, PMI Policy. No Mortgage Loan, other than a
Conforming Mortgage Loan, has an LTV ("loan-to-value" ratio) or CLTV ("combined loan-to-value" ratio) in excess of 100%. No Conforming Mortgage Loan has an LTV or CLTV in excess of the applicable Agency's approved limits. To the extent required by the Underwriting Guidelines in effect at the time the Mortgage Loan was originated, each Mortgage Loan with an LTV at origination in excess of 80%
is and will be subject to a lender paid Mortgage Insurance Policy or a Primary
Mortgage Insurance Policy, issued by a Qualified Insurer, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by the applicable Underwriting Guidelines or
Agency. All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance
Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium;

                                    Sch. 1-9

                  (gg) Capitalization of Interest. The Mortgage Note does not by its terms provide for the capitalization or forbearance of interest.

                  (hh) No Equity Participation. No document relating to the
Mortgage Loan provides for any contingent or additional interest in the form of participation in the cash flow of the Mortgaged Property or a sharing in the appreciation of the value of the Mortgaged Property. The indebtedness evidenced by the Mortgage Note is not convertible to an ownership interest in the
Mortgaged Property or the Mortgagor and no Seller has financed nor does it own directly or indirectly, any equity of any form in the Mortgaged Property or the
Mortgagor.

                  (ii) Proceeds of Mortgage Loan. The proceeds of the Mortgage
Loan have not been and shall not be used to satisfy, in whole or in part, any debt owed or owing by the Mortgagor to any Seller or any Affiliate or correspondent of any Seller, except in connection with a refinanced Mortgage
Loan.

                  (jj) Origination Date. The date of any Mortgage Note is no earlier than sixty (60) days prior to (i) the related Purchase Date or (ii) the acquisition date by any Seller.

                  (kk) No Exception. The Custodian has not noted any material exceptions on a Mortgage Loan Schedule and Exception Report with respect to any
Wet-Ink Mortgage Loan which would materially adversely affect the Mortgage Loan or Buyer's interest in the Mortgage Loan and which are not cured by the related
Seller within seven (7) Business Days of receipt of the related Mortgage Note by the Custodian.

                  (ll) Occupancy of Mortgaged Property. The Mortgaged Property
is lawfully occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

                  (mm) No Misrepresentation or Fraud. No error, omission,
misrepresentation, negligence, fraud or similar occurrence with respect to a
Mortgage Loan has taken place on the part of any person, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

                  (nn) Transfer of Mortgage Loans. Except with respect to
Mortgage Loans registered with MERS, the Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

                  (oo) Consolidated Future Advances. Any principal advances made to the Mortgagor have been, or, with respect to HELOCs, will be, consolidated, with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien or second lien, as applicable, priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to
Fannie Mae and

                                    Sch. 1-10

Freddie Mac. The consolidated principal amount does not exceed the original principal amount, or with respect to HELOCs, the Credit Limit, of the Mortgage
Loan;

                  (pp) No Balloon Payment. No Mortgage Loan has a balloon
payment feature;

                  (qq) Condominiums/ Planned Unit Developments. If the
Residential Dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development)
such condominium or planned unit development project meets the eligibility requirements of Fannie Mae and Freddie Mac including Fannie Mae eligibility requirements for sale to Fannie Mae or is located in a condominium or planned unit development project which has received Fannie Mae project approval and the representations and warranties required by Fannie Mae with respect to such condominium or planned unit development have been made and remain true and correct in all respects;

                  (rr) Downpayment. The source of the down payment, if
applicable, with respect to each Mortgage Loan that the Underwriting Guidelines require be verified, has been fully verified by the Sellers;

                  (ss) Calculation of Interest. Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months, except with respect to FHA Loans, VA Loans and Mortgage Loans originated under
CAL-Rural or PERS loan programs, which shall be calculated on the basis of a
365-day year;

                  (tt) Environmental Matters. The Mortgaged Property is in
material compliance with all applicable local, state and federal environmental laws, rules or regulations pertaining to environmental hazards including, without limitation, asbestos, and no Seller nor, to any Seller's knowledge, the related Mortgagor, has received any notice of any violation or potential violation of such law nor is there any pending action or proceeding directly involving any Mortgaged Property of which any Seller is aware in which compliance with any environmental law, rule or regulation is an issue;

                  (uu) Predatory Lending Regulations; High Cost Loans. No
Mortgage Loan is (i) subject to Section 226.32 of Regulation Z or any similar state law (relating to high interest rate/credit lending transactions), or (ii)
a High Cost Mortgage Loan;

                  (vv) Location and Type of Mortgaged Property. The Mortgaged
Property is a fee simple property located in the state identified in the
Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a condominium project or an individual unit in a planned unit development, provided, however, that any condominium project or planned unit development shall conform with the applicable Fannie Mae and
Freddie Mac requirements regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling. No portion of the Mortgaged
Property is used for commercial purposes;

                  (ww) Due on Sale. The Mortgage contains an enforceable
provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgage thereunder;

                                    Sch. 1-11

                  (xx) No Denial of Insurance. No action, inaction, or event has occurred and no state of exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable pool insurance policy, special hazard insurance policy, PMI Policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by any Seller or any designee of any Seller or any corporation in which any Seller or any officer, director, or employee had a financial interest at the time of placement of such insurance. The Sellers have caused or will cause to be performed any and all acts required to preserve the rights and remedies of the Buyer in any insurance policies applicable to the
Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of coinsured, joint loss payee and mortgagee rights in favor of the Buyer;

                  (yy) Flood Certification Contract. The Sellers have obtained a life of loan, transferable flood certification contract for each Mortgage Loan and such contract is assignable without penalty, premium or cost to the Buyer;

                  (zz) Recordation. Each original Mortgage was recorded and, except for those Mortgage Loans subject to the MERS identification system, all subsequent assignments of the original Mortgage (other than the assignment to the Buyer) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the
Sellers, or is in the process of being recorded;

                  (aaa) Simple Interest Mortgage Loans. Other than with respect to HELOCs, none of the Mortgage Loans are simple interest Mortgage Loans;

                  (bbb) Documents Genuine. Such Purchased Mortgage Loan and all
accompanying collateral documents are complete and authentic and all signatures thereon are genuine. Such Purchased Mortgage Loan is a "closed" loan fully funded by the related Seller and held in such Seller's name.

                  (ccc) Bona Fide Loan. Such Purchased Mortgage Loan arose from a bona fide loan, complying with all applicable State and Federal laws and regulations, to persons having legal capacity to contract and is not subject to any defense, set-off or counterclaim.

                  (ddd) Other Encumbrances. To the best of the related Seller's knowledge, any property subject to any security interest given in connection with such Purchased Mortgage Loan is not subject to any other encumbrances other than a stated first mortgage, if applicable, and encumbrances which may be allowed under the Underwriting Guidelines.

                  (eee) Description. Each Purchased Mortgage Loan conforms to the description thereof as set forth on the related Mortgage Loan Schedule and
Exception Report delivered to the Custodian and Buyer.

                  (fff) Located in U.S. No collateral (including, without
limitation, the related real property and the dwellings thereon and otherwise)
relating to a Purchased Mortgage Loan is located in any jurisdiction other than in one of the fifty (50) states of the United States of America or the District of Columbia.

                                    Sch. 1-12

                  (ggg) Prepayment Penalty. With respect to each Mortgage Loan that has a Prepayment Penalty feature, each such Prepayment Penalty is enforceable and will be enforced by the related Seller, and each Prepayment
Penalty is permitted pursuant to federal, state and local law. No Mortgage Loan will impose a Prepayment Penalty for a term in excess of five years from the date such Mortgage Loan was originated. Except as otherwise set forth on the
Mortgage Loan Schedule, with respect to each Mortgage Loan that contains a
Prepayment Penalty, such Prepayment Penalty is at least equal to the lesser of
(A) the maximum amount permitted under applicable law and (B) six months interest at the related Mortgage Interest Rate on the amount prepaid in excess of 20% of the original principal balance of such Mortgage Loan;

                  (hhh) Servicing Practices. Each Mortgage Loan has been
serviced in all material respects in compliance with those mortgage servicing practices (including collection procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located; and

                  (iii) Single-Premium Credit Life Insurance. None of the
proceeds of the Mortgage Loan were used to finance single-premium credit insurance policies;

                  (jjj) FICO Scores. Except for Mortgage Loans originated in accordance with Agency guidelines whereby no FICO score is provided each
Mortgage Loan has a non-zero FICO score;

                  (kkk) Takeout Commitment. Each Conforming Mortgage Loan is
covered by a Take-out Commitment, which may be in the form of a "master" Takeout
Commitment, does not exceed the availability under such Take-out Commitment
(taking into consideration mortgage loans which have been purchased by the respective Take-out Investor under the Take-out Commitment and mortgage loan which related Seller has identified to Buyer as covered by such Take-out
Commitment) and conforms to the requirements and the specifications set forth in such Take-out Commitment and the related regulations, rules, requirements and/or handbooks of the applicable Take-out Investor and is eligible for sale to and insurance or guaranty by, respectively the applicable Take-out Investor and applicable insurer.

                  Each Takeout Commitment is a legal, valid and binding
obligation of related Seller enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  Each Agency Takeout Commitment designates the Buyer as the payee of the purchase price thereunder;

                  (lll) FHA Mortgage Insurance; VA Loan Guaranty. With respect to the FHA Loans, the FHA Mortgage Insurance Contract is in full force and effect and there exists no impairment to full recovery without indemnity to the
Department of Housing and Urban Development or the FHA under FHA Mortgage
Insurance. With respect to the VA Loans, the VA Loan Guaranty Agreement is in
full force and effect to the maximum extent stated therein.

                                    Sch. 1-13

All necessary steps have been taken to keep such guaranty or insurance valid, binding and enforceable and each of such is the binding, valid and enforceable obligation of the FHA and the VA, respectively, to the full extent thereof, without surcharge, set-off or defense. Each FHA Loan and VA Loan was originated in accordance with the criteria of an Agency for purchase of such Mortgage
Loans. Each Mortgage Loan which is represented to Buyer to have, or to be eligible for, FHA insurance is insured, or eligible to be insured, pursuant to the National Housing Act. Each Mortgage Loan which is represented by the related
Seller to be guaranteed, or to be eligible for guaranty, by the VA is guaranteed, or eligible to be guaranteed, under the provisions of Chapter 37 of
Title 38 of the United States Code. As to each FHA insurance certificate or each
VA guaranty certificate, the related Seller has complied with applicable provisions of the insurance for guaranty contract and federal statutes and regulations, all premiums or other charges due in connection with such insurance or guarantee have been paid, there has been no act or omission which would or may invalidate any such insurance or guaranty, and the insurance or guaranty is, or when issued, will be, in full force and effect with respect to each Mortgage
Loan. There are no defenses, counterclaims, or rights of setoff affecting the
Mortgage Loans or affecting the validity or enforceability of any private mortgage insurance or FHA insurance applicable to the Mortgage Loans or any VA guaranty with respect to the Mortgage Loans; and

                  (mmm) Revolving Period. Each HELOC provides for an initial period (the "Revolving Period") during which the Mortgagor is required to make monthly payments of interest payable in arrears and requires repayment of the unpaid principal balance thereof over a period following the Revolving Period
(the "Repayment Period") which is not in excess of 120 months. As of the
Purchase Date no HELOC was in its Repayment Period. The Mortgage Interest Rate
on each Mortgage Loan adjusts periodically in accordance with the Credit Line
Agreement to equal the sum of the Index and the related Gross Margin. On each
Adjustment Date the related Seller has made interest rate adjustments on the
Mortgage Loan which are in compliance with the related Mortgage and Mortgage
Note and applicable law.

                  (nnn) Co-op Loan: Valid First Lien. With respect to each Co-op
Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related cooperative shares securing the related cooperative note and lease, subject only to (a) liens of the cooperative for unpaid assessments representing the Mortgagor's pro rata share of the cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement. There are no liens against or security interests in the cooperative shares relating to each Co-op Loan (except for unpaid maintenance, assessments and other amounts owed to the related cooperative which individually or in the aggregate will not have a material adverse effect on such Co-op Loan), which have priority equal to or over the related Seller's security interest in such Co-op Shares;

                  (ooo) Co-op Loan: Compliance with Law. With respect to each
Co-op Loan, the related cooperative corporation that owns title to the related cooperative apartment building is a "cooperative housing corporation" within the meaning of Section 216 of the Internal Revenue Code, and is in material compliance with applicable federal, state and local laws which, if not complied with, could have a material adverse effect on the Mortgaged Property;

                                    Sch. 1-14

         (ppp) Co-op Loan: No Pledge. With respect to each Co-op Loan, there is no prohibition against pledging the shares of the cooperative corporation or assigning the Proprietary Lease. With respect to each Co-op Loan,
(i) the term of the related Proprietary Lease is longer than the term of the
Co-op Loan, (ii) there is no provision in any Proprietary Lease which requires the Mortgagor to offer for sale the Co-op Shares owned by such Mortgagor first to the Co-op Corporation, (iii) there is no prohibition in any Proprietary Lease against pledging the Co-op Shares or assigning the Proprietary Lease and (iv)
the Recognition Agreement is on a form of agreement published by Aztech Document
Systems, Inc. as of the date hereof or includes provisions which are no less favorable to the lender than those contained in such agreement; and

                  (qqq) Co-op Loan Acceleration of Payment. With respect to each
Co-op Loan, each Assignment of Lease Agreement contains enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization of the material benefits of the security provided thereby. The
Assignment of Lease Agreement contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Note in the event the Co-op Unit is transferred or sold without the consent of the holder thereof.

                                    Sch. 1-15

                                   SCHEDULE 2
                                   ----------

                                  INDEBTEDNESS

WAREHOUSE LINES OF CREDIT
-------------------------

Credit Suisse First Boston Mortgage Capital LLC             $  400,000,000.00
Greenwich Capital Financial Products, Inc.                  $  250,000,000.00
Residential Funding Corporation                             $  400,000,000.00
UBS Warburg Real Estate Securities, Inc.                    $1,250,000,000.00
                                                            -----------------
                                                            $2,300,000,000.00

COLLATERALIZED DEBT OBLIGATIONS                             $2,229,829,168.00
-------------------------------

REPURCHASE AGREEMENTS
---------------------

UBS Securities LLC                                          $   83,475,000.00

NOTES PAYABLE
-------------

Technology Investment Capital Corp.                         $   15,000,000.00

                                    Sch. 2-1

                                                                       EXHIBIT I
                                                                       ---------

                           FORM OF CONFIRMATION LETTER

                                                        [          ], 200
                                                         ----------      -

-----------------------------

-----------------------------

-----------------------------

-----------------------------
Attention:

Confirmation No.:
                  --------------------

Ladies/Gentlemen:

                  This letter confirms our oral agreement to purchase from you the Mortgage Loans listed in Appendix I hereto, pursuant to the Master
Repurchase Agreement governing purchases and sales of Mortgage Loans between us, dated as of June 8, 2005 (the "Agreement"), as follows:

                  Purchase Date:

                  Mortgage Loans to be Purchased:  See Appendix I hereto.
                  [Appendix I to Confirmation Letter will list Mortgage Loans]

                  Aggregate Principal Amount of Purchased Mortgage Loans:

                  Purchase Price [Purchase Price Increase]:

                  Pricing Spread:

                  Repurchase Date:

                  Repurchase Price:

                  [Purchase Price Percentage:]

                  LIBOR Period:

                  Names and addresses for communications:

                  Buyer:
                           Merrill Lynch Bank USA
                           4 World Financial Center

                           10th Floor

                                    Exh. I-1

                           New York, New York 10080
                           Attention: James B. Cason

                  Seller:
                           MortgageIT, Inc.
                           33 Maiden Lane
                           6th Floor
                           New York, NY 10038
                           Attention:  John R. Cuti
                           Telecopier No.:  212.651.4862
                           Telephone No:  212.651.7696

                  Seller:

                           MortgageIT Holdings, Inc.
                           33 Maiden Lane
                           6th Floor
                           New York, NY 10038
                           Attention:  John R. Cuti
                           Telecopier No.:  212.651.4862
                           Telephone No:  212.651.7696

                  Seller:
                           MHL Funding Corp.
                           33 Maiden Lane
                           6th Floor
                           Attention:  John R. Cuti
                           Telecopier No.:  212.651.4862
                           Telephone No:  212.651.7696

                  Seller:

                           Next at Bat Lending, Inc.
                           33 Maiden Lane
                           6th Floor
                           New York, NY 10038
                           Attention:  John R. Cuti
                           Telecopier No.:  212.651.4862
                           Telephone No:  212.651.7696

                                               MERRILL LYNCH BANK USA

                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                    Exh. I-2

Agreed and Acknowledged:

MORTGAGEIT, INC.
Seller

By:
    -------------------------------------
    Name:
    Title:

MORTGAGEIT HOLDINGS, INC.
Seller

By:
    -------------------------------------
    Name:
    Title:

MHL FUNDING CORP.
     Seller

By:
    -------------------------------------
    Name:
    Title:

NEXT AT BAT LENDING, INC.
     Seller

By:
    -------------------------------------
    Name:
    Title:

                                    Exh. I-3

                                                                      EXHIBIT II
                                                                      ----------

                                FORM OF OPINIONS

Merrill Lynch Bank USA
4 World Financial Center
10th  Floor
New York, New York 10080

Dear Sirs and Mesdames:

You have requested [our] [my] opinion as counsel to [MortgageIT, Inc.]
[MortgageIT Holdings, Inc.][MHL Funding Corp.] [Next at Bat Lending, Inc.], a
corporation organized and existing under the laws of [New York] [Maryland]
[Delaware] (the "Seller"), with respect to certain matters in connection with that certain Master Repurchase Agreement governing purchases and sales of certain Mortgage Loans, dated June 8, 2005 (the "Repurchase Agreement"), by and among the Seller, MortgageIT, Inc., MortgageIT Holdings, Inc., MHL Funding
Corp., Next at Bat Lending, Inc. and Merrill Lynch Bank USA (the "Buyer"), that certain Custodial Agreement, dated June 8, 2005 (the "Custodial Agreement") by and among the Buyer, the Seller, MortgageIT, Inc., MortgageIT Holdings, Inc.,
MHL Funding Corp., Next at Bat Lending, Inc. and Deutsche Bank National Trust
Company, as custodian (the "Custodian") and that certain Collection Account
Agreement, dated as of June 8, 2005 (the "Collection Account Agreement") among the Seller, MortgageIT, Inc., MortgageIT Holdings, Inc., MHL Funding Corp., Next
at Bat Lending, Inc., the Buyer and Deutsche Bank National Trust Company, as
bank (the "Bank"). The Repurchase Agreement, the Custodial Agreement and the
Collection Account Agreement are hereinafter collectively referred to as the
"Governing Agreements." Capitalized terms not otherwise defined herein have the meanings set forth in the Repurchase Agreement.

               [We] [I] have examined the following documents:

               1.  the Repurchase Agreement;

               2.  the Custodial Agreement;

               3.  an unfiled copy of each financing statement listed on
                   Schedule 1 (the "Financing Statements") naming the Seller as
                   Debtor and the Buyer as Secured Party and describing the
                   Repurchase Assets (as defined in the Repurchase Agreement) as to which security interests may be perfected by filing under the Uniform Commercial Code as in effect in the State of
                   _____ (the "Filing Collateral"), which [I] [we] understand will be filed in the offices of the _____ (the "Filing
                   Offices");

               4.  the reports listed on Schedule 2 as to UCC financing
                   statements (collectively, the "UCC Search Report");

               5.  such other documents, records and papers as [we] [I] have deemed necessary and relevant as a basis for this opinion.

                                    Exh. II-1

               To the extent [we] [I] have deemed necessary and proper, [we] [I]
have relied upon the representations and warranties of the Seller contained in the Repurchase Agreement. [We] [I] have assumed the authenticity of all documents submitted to [us] [me] as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents.

               Based upon the foregoing, it is [our] [my] opinion that:

               1._______The Seller is a [_________________] duly organized, validly existing and in good standing under the laws of the State of [New York]
[Maryland] [Delaware] and is qualified to transact business in, and is in good standing under, the laws of the [State of __________].

               2._______The Seller has all necessary corporate power to
authorize, execute and deliver, and to perform its obligations under, the
Governing Agreements.

               3._______The execution, delivery and performance by the Seller of the Governing Agreements to which it is a party, and the sales by the Seller and the pledge of the Repurchase Assets under the Repurchase Agreement have been duly authorized by all necessary corporate action on the part of the Seller.
Each of the Governing Agreements has been duly executed and delivered by the
Seller, and are legal, valid and binding agreements of the Seller enforceable against the Seller in accordance with their respective terms, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance, none of which will materially interfere with the realization of the benefits provided thereunder or with the Buyer's purchase of the Purchased Mortgage Loans and/or security interest in the Repurchase Assets.

               4._______No consent, approval, authorization or order of, and no filing or registration with, any court or governmental agency or regulatory body is required on the part of the Seller for the execution, delivery or performance by the Seller of the Governing Agreements to which it is a party or for the sales by the Seller under the Repurchase Agreement or the sale of the Repurchase
Assets to the Buyer and/or granting of a security interest to the Buyer in the
Repurchase Assets, pursuant to the Repurchase Agreement.

               5._______The execution, delivery and performance by the Seller of, and the consummation by the Seller of the transactions contemplated by, the
Governing Agreements do not and will not (a) violate any provision of the
Seller's charter or by-laws, (b) violate any applicable law, rule or regulation,
(c) violate any order, writ, injunction or decree of any court or governmental authority or agency or any arbitral award applicable to the Seller of which [I]
[we] have knowledge (after due inquiry) or (d) result in a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment of any indebtedness pursuant to the terms of, any agreement or instrument listed on Schedule 3 hereto, which the Seller has represented lists all of the material agreements to which it is a party or by which, it is bound or to which its or its properties is bound, or (except for the Liens created pursuant to the Repurchase Agreement) result in the creation or imposition of any Lien upon any Property of such party pursuant to the terms of any such agreement or instrument.

                                    Exh. II-2

               6._______There is no action, suit, proceeding or investigation pending or, to the best of [our] [my] knowledge, threatened against the Seller which, in [our] [my] judgment, either in any one instance or in the aggregate, would be reasonably likely to result in any material adverse change in the properties, business or financial condition, or prospects of such party or in any material impairment of the right or ability of such party to carry on its business substantially as now conducted or in any material liability on the part of such party or which would draw into question the validity of the Governing
Agreements to which it is a party or the Mortgage Loans or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be reasonably likely to impair materially the ability of such party to perform under the terms of the Governing Agreements to which it is a party or the Mortgage Loans.

               7._______The Repurchase Agreement is effective to create, in favor of the Buyer, either a valid sale of the Repurchase Assets to the Buyer or a valid security interest under the Uniform Commercial Code in all of the right, title and interest of the Seller in, to and under the Repurchase Assets as collateral security for the payment of the Seller's obligations under the
Repurchase Agreement, except that (a) such security interests will continue in
Repurchase Assets after its sale, exchange or other disposition only to the extent provided in Section 9-315 of the Uniform Commercial Code, (b) the
security interests in Repurchase Assets in which the Seller acquires rights after the commencement of a case under the Bankruptcy Code in respect of the
Seller may be limited by Section 552 of the Bankruptcy Code

               8. ______When the Purchased Mortgage Loans are delivered to the
[Buyer] [Custodian], the security interest referred to in Section 7 above in the
Mortgage Loans will constitute a fully perfected first priority security interest in all right, title and interest of the Seller therein.

               9._______(a) Upon the filing of the Financing Statement in the
Filing Office, the security interest referred to in Section 7 above will constitute a fully perfected security interest under the Uniform Commercial Code in all right, title and interest of the Seller in, to and under that portion of the Repurchase Assets that can be perfected by filing under the Uniform
Commercial Code.

               ___________________________(b) The UCC Search Report sets forth the proper filing offices and the proper debtor necessary to identify those
Persons who have on file in the jurisdictions listed on Schedule 1 financing statements covering the Repurchase Assets as of the dates and times specified on
Schedule 2. The UCC Search Report identifies no Person who has filed in any
Filing Office a financing statement describing the Repurchase Assets prior to the effective dates of the UCC Search Report.

               10.______The provisions of the Collection Account Agreement are effective to cause the security interest of the Buyer in the Collection Account to be a fully perfected first-priority security interest therein.

               11.______The Seller is not an "investment company", or a company
"controlled" by an "investment company," within the meaning of the Investment
Company Act of 1940, as amended.

                                                          Very truly yours,

                                    Exh. II-3

                                                                     EXHIBIT III
                                                                     -----------

                            UCC FILING JURISDICTIONS

                                    New York
                                    Maryland
                                    Delaware

                                   Exh. III-1

                                                                      EXHIBIT IV
                                                                      ----------

                  FORM OF COLLECTION ACCOUNT CONTROL AGREEMENT

               COLLECTION ACCOUNT CONTROL AGREEMENT, dated as of June 8, 2005, among Merrill Lynch Bank USA (the "Buyer"), MortgageIT, Inc., MortgageIT
Holdings, Inc., MHL Funding Corp., Next at Bat Lending, Inc. (the "Sellers") and
Deutsche Bank National Trust Company (the "Bank").

               WHEREAS, the Sellers and the Buyer have entered into that certain
Repurchase Agreement, dated as of June 8, 2005, (the "Repurchase Agreement")
pursuant to which the Buyer may enter into a Transaction (as defined therein)
secured by, among other things, the payments made on account of Purchased
Mortgage Loans sold to the Buyer under the Repurchase Agreement
("Distributions");

               WHEREAS, the Sellers have established that certain Collection
Account, Acct. No.[ ], subject to the security interest of the Buyer, [ABA# ], which account is maintained in the name of the Sellers with the Bank pursuant to the Repurchase Agreement (the "Collection Account");

               WHEREAS, pursuant to the Transaction, all Distributions are required to be deposited into the Collection Account identified below within two
(2) Business Days of receipt by the Sellers; and

               WHEREAS, the Sellers have granted to the Buyer a security
interest in the Collection Account and all amounts held therein;

               NOW, THEREFORE, the parties hereby agree as follows:

               Section 1 Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings assigned in the Repurchase Agreement.

               Section 2 Transfers To and From Collection Account; Control. The
parties agree that: (a) Distributions received by the Bank for credit to the
Collection Account are, except as provided below, for application as instructed by the Sellers; (b) the Bank shall transfer funds from the Collection Account in accordance with such instructions until the Bank receives notice from the Buyer that an event of default has occurred and is continuing under the Repurchase
Agreement or the Subsidiary Agreement (a "Notice of Event of Default"); and (c)
upon the Bank's receipt of a Notice of Event of Default, the Bank shall (i) in no event (A) transfer funds from the Collection Account to the Sellers, (B) act on the instruction of the Sellers, or (C) cause or permit withdrawals from the
Collection Account in any manner not approved by the Buyer in writing and (ii)
comply with instructions originated by the Buyer concerning the disposition of funds in the Collection Account without further consent of the Sellers.

               Section 3 Collection Account. The Bank hereby confirms and agrees that:

                                    Exh. IV-1

               (a) The Bank shall not change the name or account number of the
Collection Account without the prior written consent of the Buyer;

               (b) The Collection Account is a "deposit account" (within the meaning of Section 9-102(a)(29) of the Uniform Commercial Code (the "UCC"));

               (c) Without limitation on the Buyer's rights under Section 2 above, the Bank shall comply with any stop payment orders given by the Buyer with respect to items presented for payment by the Sellers;

               (d) There are no other agreements entered into between the Bank and the Sellers with respect to the Collection Account;

               (e) It has not entered into, and until the termination of this
Agreement will not enter into, any agreement with any other person relating to the Collection Account and/or any funds held therein pursuant to which it has agreed, or will agree, to comply with orders or instructions of such other person; and

               (f) It has not entered into, and until the termination of this
Agreement will not enter into, any agreement with the Sellers purporting to limit or condition the obligation of the Bank to comply with orders and other instructions of the Buyer as set forth in Sections 2(c)(ii) and 3(c) above.

               Section 4 Subordination of Lien; Waiver of Set-Off.

               (a) In the event that the Bank has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the
Collection Account or any funds held therein, the Bank hereby agrees that such security interest shall be subordinate to the security interest of the Buyer.
The funds and other items deposited to the Collection Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Buyer (except that the Bank may set off (i) all amounts due to the Bank in respect of customary fees and expenses for the routine maintenance and operation of the Collection Account and (ii) the face amount of any checks which have been credited to the Collection Account but are subsequently returned unpaid because of uncollected or insufficient funds, or
(iii) other returned items or mistakes made in crediting the Collection
Account).

               (b)______The Sellers hereby authorize the Bank, without prior notice, from time to time to debit any other account the Sellers may have with the Bank for the amount due the Bank hereunder.

               Section 5 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE
LAWS OF THE STATE OF NEW YORK. REGARDLESS OF ANY PROVISION IN ANY OTHER
AGREEMENT, FOR PURPOSES OF THE UCC, NEW YORK SHALL BE DEEMED TO BE THE "BANK'S
JURISDICTION."

               Section 6 Conflict with Other Agreements.

                                    Exh. IV-2

               (a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement between the Sellers and the Bank now existing or hereafter entered into, the terms of this Agreement shall prevail.

               (b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

               Section 7 Adverse Claims. Except for the claims and interest of the Buyer and of the Sellers in the Collection Account, the Bank does not know of any claim to, or interest in, the Collection Account or in funds held therein. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Collection Account or against any funds held therein, the
Bank will promptly notify the Buyer and the Sellers thereof.

               Section 8 Successors. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law.

               Section 9 Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed, to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received, or three days after being sent by certified or registered
United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below:

                  Seller:

                           MortgageIT, Inc.
                           33 Maiden Lane
                           6th Floor
                           New York, New York 10038
                           Attention:  John R. Cuti

                           Telecopier No.:  212.651.4862
                           Telephone No:  212.651.7696

                  Seller:

                           MortgageIT Holdings, Inc.
                           33 Maiden Lane
                           6th Floor
                           New York, New York 10038
                           Attention:  John R. Cuti
                           Telecopier No.:  212.651.4862
                           Telephone No:  212.651.7696

                                    Exh. IV-3

                  Seller:

                           MHL Funding Corp.
                           33 Maiden Lane
                           6th Floor
                           New York, New York 10038
                           Attention:  John R. Cuti
                           Telecopier No.:  212.651.4862
                           Telephone No:  212.651.7696

                  Seller:

                           Next at Bat Lending, Inc.
                           33 Maiden Lane
                           6th Floor
                           New York, New York 10038
                           Attention:  John R. Cuti
                           Telecopier No.:  212.651.4862
                           Telephone No:  212.651.7696

                  with copies to the Buyer at the address below

                  Buyer:

                           Merrill Lynch Bank USA
                           4 World Financial Center
                           10th  Floor
                           New York, New York 10080
                           Attention: James Cason

                  Bank:

                           Deutsche Bank National Trust Company
                           1761 East St. Andrew Place
                           Santa Ana, California  92705-4934
                           Attention:  Mortgage Custody MG030C

               Any party may change its address for notices in the manner set forth above.

               Section 10 Termination. The obligations of the Bank to the Buyer pursuant to this Agreement shall continue in effect until the Buyer has notified the Bank of such termination in writing. The Buyer agrees with the Sellers to provide Notice of Termination in substantially the form of Exhibit A hereto to the Bank on or after the termination of the Buyer's security interest in the
Collection Account pursuant to, or as otherwise provided by, the terms of the
Repurchase Agreement.

                                    Exh. IV-4

               Section 11 Limitation of Liability; Indemnification of the Bank.
The Sellers and the Buyer hereby agree that (a) the Bank is released from any and all liabilities to the Sellers and the Buyer arising from the terms of this
Agreement and the compliance of the Bank with the terms hereof, except to the extent that such liabilities arise from the Bank's bad faith, willful misconduct or gross negligence and (b) the Sellers, their respective successors and assigns shall at all times indemnify and save harmless the Bank from and against any loss, liability or expense incurred without bad faith, willful misconduct or gross negligence on the part of the Bank, its officers, directors and agents, arising out of or in connection with the execution and performance of this
Agreement or the maintenance of the Collection Account, including the costs and expenses of defending themselves against any claim or liability in connection with the performance of any of their powers or duties hereunder, until the termination of this Agreement.

               Section 12 Counterparts. This Agreement may be executed may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

                            [SIGNATURE PAGES FOLLOW]

                                    Exh. IV-5

               IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Collection Account Control Agreement, all as of the day and year first above written.

                                          MORTGAGEIT, INC., as Seller

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                          MORTGAGEIT HOLDINGS, INC., as Seller

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                          MHL FUNDING CORP., as Seller

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                          NEXT AT BAT LENDING, INC., as Seller

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                          MERRILL LYNCH BANK USA, as Buyer

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                          DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                            as Bank

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                    Exh. IV-6

                                                                    Exhibit A to
                                            Collection Account Control Agreement
                                            ------------------------------------

                     [LETTERHEAD OF MERRILL LYNCH BANK USA]

                                     [Date]

Deutsche Bank National Trust Company
1761 East St. Andrew Place
Santa Ana, California  92705-4934
Attention:  Mortgage Custody MG030C

          Re: Notice of Termination of Collection Account Control Agreement

               You are hereby notified that the Collection Account Control
Agreement, dated as of June 8, 2005, a copy of which is attached (the
"Agreement"), among you, the undersigned, MortgageIT, Inc., MortgageIT Holdings,
Inc., MHL Funding Corp., and Next at Bat Lending, Inc. (the "Sellers") is
terminated and you have no further obligations to the undersigned pursuant to the Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to the Collection
Account from the Sellers. This notice terminates any obligations you may have to the undersigned with respect to the Collection Account; provided, however, that nothing contained in this notice shall alter any obligations which you may otherwise owe to the undersigned pursuant to any other agreement.

                                             Very truly yours,

                                             MERRILL LYNCH BANK USA

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                   Exh. IV-A-1

                                                                       EXHIBIT V
                                                                       ---------

                          Mortgage Loan Schedule Fields

1.       Loan ID#

2.       Account Number

3.       Property Type

4.       Loan Purpose

5.       Loan Rate

6.       Original Balance

7.       Actual P & I

8.       Service Fee

9.       Original Term

10.      State

11.      Appraisal

12.      Number of Units

13.      Margin

14.      Life Cap

15.      Property Street Address

16.      Property City

17.      Property Zip Code

18.      Doc Level

19.      First Payment Date

20.      Remaining Term

21.      CLTV

22.      Current Balance

23.      Borrower Last Name

                                    Exh. V-1

24.      Borrower First Name

25.      Next Interest Adjustment

26.      Index Name

27.      Last Payment Date

28.      Grade/Rating

29.      Debt Service Ratio

30.      LTV

31.      Owner Occupancy

32.      Lien Position

33.      Product Description

34.      Loan Type (Fixed Rate, Buy Down, GPM, GEM, ARM, Balloon)

35.      Negative Amortization Indicator

36.      Interest Rate Adjustment Frequency

37.      Annual Payment Cap

38.      Periodic Rate Cap on First Adjustment Date

39.      Lifetime Maximum Rate

40.      Negative Amortization Limit %

41.      Periodic Rate Cap Subsequent to First Adjustment Date

42.      Mortgage Insurance Coverage

43.      Primary Mortgage Insurer (if applicable)

44.      Borrower Credit Quality

45.      Risk Grades

46.      Current FICO Scores

47.      Mortgage Score

48.      Silent Second

49.      Current Delinquency Status (30, 60, 90 Days Past Due, Foreclosure,
           Bankruptcy)

50.      First Mortgage Balance

51.      Payment Change Frequency

                                    Exh. V-2

                                                                      EXHIBIT VI
                                                                      ----------

                             Mortgage File Documents

               (a) The original Mortgage Note bearing all intervening
endorsements, endorsed "Pay to the order of _________ without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized
Person (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, as notified to the Custodian in writing, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]";
in the event that the Mortgage Loan was acquired or originated by the Last
Endorsee while doing business under another name as notified to the Custodian in writing, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]").

               (b) The original of the guarantee executed in connection with the
Mortgage Note (if any).

               (c) The original Mortgage with evidence of recording thereon, or a copy thereof stamp certified by an officer of the related Seller, escrow agent, title company or closing attorney certifying that such represents a true and correct copy of the original and that such original has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

               (d) The originals of all assumption, modification, consolidation or extension agreements with evidence of recording thereon, or copies thereof stamp certified by an officer of the related Seller, escrow agent, title company or closing attorney certifying that such represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the
Mortgaged Property is located.

               (e) Except for each Mortgage Loan registered in the MERS System, the original Assignment of Mortgage in blank for each Mortgage Loan, in form and substance acceptable for recording and signed in the name of the Last Endorsee
(in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, as notified to the Custodian in writing, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]";
in the event that the Mortgage Loan was acquired or originated while doing business under another name, as notified to the Custodian in writing, the signature must be in the following form: "[Last Endorsee], formerly known as
[previous name]").

               (f) The originals of all intervening assignments of mortgage with evidence of recording thereon, showing an unbroken chain of title from the originator thereof to the Last Endorsee or copies thereof stamp certified by an officer of the related Seller, escrow agent, title company or closing attorney certifying that such represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

                                    Exh. VI-1

               (g) The original attorney's opinion of title and abstract of title or the original mortgagee title insurance policy, or if the original mortgagee title insurance policy has not been issued, the irrevocable commitment to issue the same.

               (h) The original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage Loan.

               (i) At the request of Buyer in accordance with the terms of this
Repurchase Agreement and as notified to the Custodian, with respect to a
Mortgage Loan that is covered by a PMI Policy, a certified copy of such PMI
Policy or evidence of delegated underwriter approval.

               (j) At the request of Buyer in accordance with the terms of this
Repurchase Agreement and as notified to the Custodian, with respect to a
Mortgage Loan which is covered by pool insurance, a pool insurer pool certification.

                                    Exh. VI-2

                                                                     EXHIBIT VII
                                                                     -----------

                                    RESERVED

                                   Exh. VII-1

                                                                    EXHIBIT VIII

         [MortgageIT's] [Holdings'] [MHL's] [NABL] Officer's Certificate

               I, ___________________, do hereby certify that I am duly elected, qualified and authorized officer of [MortgageIT, Inc. ("MortgageIT")]
[MortgageIT Holdings, Inc. ("Holdings")] [MHL Funding Corp. ("MHL")] [Next at
Bat Lending, Inc. ("NABL")]. This Certificate is delivered to you in connection with Section 12(d)(iv) of the Master Repurchase Agreement dated as of June 8,
2005, among MortgageIT, Inc., MortgageIT Holdings, Inc., MHL Funding Corp., Next
at Bat Lending, Inc. and Merrill Lynch Bank USA (the "Agreement"). I hereby certify that, as of the date of the financial statements attached hereto and as of the date hereof, ---------- [MortgageIT] [Holdings] [MHL] [NABL] is and has
been in compliance with all the terms of the Agreement and, without limiting the generality of the foregoing, I certify that:

               (i) Maintenance of Tangible Net Worth. The Sellers, on a
     consolidated basis, have maintained a Tangible Net Worth of not less than
     $175,000,000. At no time has MortgageIT individually maintained a Tangible
     Net Worth at the end of any two consecutive calendar quarters of less than
     $25,000,000.

               (ii) Maintenance of Ratio of Indebtedness to Tangible Net Worth.
     The Sellers, on a consolidated basis, have maintained the ratio of Adjusted
     Indebtedness to Tangible Net Worth of no greater than 15:1 and the ratio of
     Indebtedness to Tangible Net Worth no greater than 25:1.

               (iii) Maintenance of Liquidity. The Sellers, on a consolidated basis, shall ensure that, as of the end of each calendar month, they have cash and Cash Equivalents in an amount not less than $20,000,000.

               (iv) No Default or Event of Default has occurred or is
     continuing. [If any Default or Event of Default has occurred and is continuing, Seller shall describe the same in reasonable detail and describe the action the Seller has taken or proposes to take with respect thereto.]

               (v) Attached hereto as Schedule 1 is a true and correct list of all Mortgage Loans purchased by Buyer and held by the Custodian pending repurchase.

                                   Exh. VIII-1

IN WITNESS WHEREOF, I have set my hand this _____ day of ________, ________.

                                               By:
                                                   -----------------------------
                                               Name:
                                                     ---------------------------
                                               Title:
                                                      --------------------------

                                   Exh. VIII-2

                                   EXHIBIT IX
                             FORM OF SERVICER NOTICE

                                     [Date]

[________________], as Servicer

[ADDRESS]

Attention:  ___________

                  Re:      Master Repurchase Agreement, dated as of June 8, 2005
                           (the "Repurchase Agreement"), by and among
                           MortgageIT, Inc., MortgageIT Holdings, Inc., MHL
                           Funding Corp., Next at Bat Lending, Inc. (the
                           "Sellers") and Merrill Lynch Bank USA (the "Buyer").

Ladies and Gentlemen:

[___________________] (the "Servicer") is servicing certain mortgage loans for
Sellers pursuant to that certain Servicing Agreement between the Servicer and the Sellers. Pursuant to the Repurchase Agreement between Buyer and the Sellers, the Servicer is hereby notified that the Sellers have pledged to Buyer certain mortgage loans which are serviced by Servicer which are subject to a security interest in favor of Buyer.

Upon receipt of a Notice of Event of Default from Buyer in which Buyer shall identify the mortgage loans which are then pledged to Buyer under the Repurchase
Agreement (the "Mortgage Loans"), the Servicer shall segregate all amounts collected on account of such Mortgage Loans, hold them in trust for the sole and exclusive benefit of Buyer, and remit such collections in accordance with
Buyer's written instructions. Following such Notice of Event of Default,
Servicer shall follow the instructions of Buyer with respect to the Mortgage
Loans, and shall deliver to Buyer any information with respect to the Mortgage
Loans reasonably requested by Buyer.

Notwithstanding any contrary information which may be delivered to the Servicer by the Sellers, the Servicer may conclusively rely on any information or Notice of Event of Default delivered by Buyer, and Sellers shall indemnify and hold the
Servicer harmless for any and all claims asserted against it for any actions taken in good faith by the Servicer in connection with the delivery of such information or Notice of Event of Default.

                                    Exh. IX-1

Please acknowledge receipt of this instruction letter by signing in the signature block below and forwarding an executed copy to Buyer promptly upon receipt. Any notices to Buyer should be delivered to the following addresses: 4
World Financial Center, New York, New York 10080; Attention: Mr. James B. Cason;
Telephone: 212-449-1219; Facsimile: 212-449-3673.

                                            Very truly yours,

                                            MortgageIT, Inc.

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                            MortgageIT Holdings, Inc.

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                            MHL Funding Corp.

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                            Next at Bat Lending, Inc.

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

ACKNOWLEDGED:
-------------

[                  ],
 ------------------
   as Servicer

By:
    --------------------------------
    Title:
    Telephone:
    Facsimile:

                                    Exh. IX-2

                                                                       EXHIBIT X
                                                                       ---------

                           AUTHORIZED REPRESENTATIVES

SELLER NOTICES
--------------

Name: Michael A. Zigrossi                   Address:  MortgageIT, Inc.
                                                      33 Maiden Lane, 6th Floor
                                                      New York, New York 10038

Telephone: 212-651-7774
Facsimile: 212-651-4674
Name: John Cuti                             Address:  MortgageIT Holdings, Inc.
                                                      33 Maiden Lane, 6th Floor
                                                      New York, New York 10038

Telephone: 212-651-7696
Facsimile: 212-651-4862
Name: John Cuti                             Address:  MHL Funding Corp.
                                                      33 Maiden Lane, 6th Floor
                                                      New York, New York 10038
Telephone: 212-651-7696
Facsimile: 212-651-4862
Name: John Cuti                             Address:  Next at Bat Lending, Inc.
                                                      33 Maiden Lane, 6th Floor
                                                      New York, New York 10038
Telephone: 212-651-7696
Facsimile: 212-651-4862

SELLERS' AUTHORIZATIONS
-----------------------

Any of the persons whose names and titles appear in (a) that certain Secretary's
Certificate of MortgageIT, Inc. dated June 8, 2005, (b) that certain Secretary's
Certificate of MortgageIT Holdings, Inc. dated June 8, 2005, (c) that certain
Secretary's Certificate of MHL Funding Corp. dated June 8, 2005, and (d) that certain Secretary's Certificate of Next At Bat Lending, Inc. dated June 8, 2005, collectively as "the Certificates", which have been previously delivered to the
Buyer are authorized, acting singly, to act for the Sellers under this Agreement in accordance with such Certificates.

                                    Exh. X-1

BUYER NOTICES
-------------

Name:                                          Address: Merrill Lynch Bank USA
Telephone:                                              4 World Financial Center
Facsimile:                                              10th Floor
                                                        New York, New York 10080
                                                        10080

BUYER AUTHORIZATIONS

Any of the persons whose signatures and titles appear below, including any other authorized officers, are authorized, acting singly, to act for Buyer under this
Agreement:



       Name                         Title                         Authorized Signature
----------------------        ----------------                  ------------------------

James Cason                     Director
                                                                ------------------------

Joseph Magnus                   Director
                                                                ------------------------

Gene Nagotko                    Director
                                                                ------------------------

Christopher Czako               Vice President
                                                                ------------------------

Lisa Liao                       Senior Specialist
                                                                ------------------------

Michael Saccento                Senior Specialist
                                                                ------------------------

Christopher Gregory             Senior Specialist
                                                                ------------------------

John Winchester                 Director
                                                                ------------------------


                                    Exh. X-2

                                                                      EXHIBIT XI

                RESPONSIBLE OFFICERS OF SELLERS

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      Name                                  Title
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Doug W. Naidus                     Chief Executive Officer
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Donald Epstein                     Executive Vice
                                   President- Finance
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Michael Zigrossi                   Senior Vice President
                                   Lending Operations
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Phillip Kukafka                    Chief Lending Officer
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Sean McGrath                       Senior Vice President-
                                   Financial Planning
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                                    Exh. XI-1

                                                                     EXHIBIT XII
                                                                     -----------

                            CO-OP LOAN MORTGAGE FILE

The following items should be included with respect to any Co-op Loan:

1.   The (i) original Mortgage Note, endorsed (on the Mortgage Note or an allonge attached thereto) "Pay to the order of _____________, without recourse" and signed by facsimile signature in the name of the related
     Seller by an authorized officer, with all intervening endorsements showing a complete, valid and proper chain of title from the originator of such
     Mortgage Loan to the related Seller; or (ii) a certified copy of the
     Mortgage Note (endorsed as provided above) together with a lost note affidavit providing indemnification to the holder thereof for any losses incurred due to the fact that the original Mortgage Note is missing;

2.   The original Assignment of Lease Agreement for each Mortgage Loan, from the related Seller signed by original or by facsimile signature to
     __________________, which assignment shall be in form and substance acceptable for recording (except for the recording information);

3.   the original Stock Certificate and related Stock Power, in blank, executed by the Mortgagor with such signature guaranteed and original Stock Power, in blank executed by the related Seller;

4.   the original Proprietary Lease and the Assignment of Proprietary Lease
     executed by the Mortgagor in blank or if the Proprietary Lease has been assigned by the Mortgagor to the related Seller, then such Seller must execute an assignment of the Assignment of Proprietary Lease in blank;

5.   the original Recognition Agreement and the original Assignment of
     Recognition Agreement;

6.   the recorded state and county Financing Statements and changes thereto;

7.   an Estoppel Letter and/or Consent;

8.   the Co-op Lien Search;

9.   the guaranty of the Mortgage Note and Co-op Loan, if any; and the original of any security agreement or similar document executed in connection with the Co-op Loan.

                                   Exh. XII-1